UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the registrant  ☒               Filed by a party other than the registrant  ☐
Check the appropriate box:
☐    Preliminary proxy statement
☐    Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒    Definitive proxy statement
☐    Definitive additional materials
☐    Soliciting material pursuant to § 240.14a-12
BANNER CORPORATION
(Name of registrant as specified in its charter)
N/A
(Name of person(s) filing proxy statement, if other than the registrant)
Payment of filing fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2025
Proxy Statement

Dear
Shareholder:
You are cordially invited to attend the annual meeting of shareholders of Banner Corporation, which will be held on Thursday, May 22, 2025, at 10:00 a.m., Pacific Time. Our 2025 annual meeting of shareholders will be a virtual meeting conducted solely online via live webcast. There is no physical location for the annual meeting. The online meeting format will facilitate remote shareholder attendance and participation, including the ability to vote your shares electronically and submit questions during the meeting.
You can attend the meeting by visiting https://meetnow.global/MKLZ2QL. To participate in the annual meeting, registered shareholders will need the control number included on their proxy card and all other shareholders will need to follow the instructions that accompanied their proxy materials.
The Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting. Directors and officers of Banner Corporation, as well as a representative of Moss Adams LLP, our independent registered public accounting firm, will be available to respond to shareholder questions. We intend to answer questions pertinent to our business immediately following the formal meeting of shareholders.
It is important that your shares are represented at the meeting, whether or not you attend the meeting virtually and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote promptly. You may vote your shares via the Internet or a toll-free telephone number, or by completing and mailing your proxy card. If you attend the virtual meeting as a shareholder, you may vote your shares at that time even if you have previously submitted your proxy.
We hope you can attend the virtual annual meeting.
Sincerely,
 Mark J. Grescovich
President and Chief Executive Officer
April 9, 2025

Notice of Annual Meeting of Shareholders

Date Thursday, May 22, 2025	Time 10:00 a.m., Pacific Time	Record Date March 14, 2025

Location Online at https://meetnow.global/MKLZ2QL

Important notice regarding the availability of proxy materials for the annual meeting of shareholders
The accompanying Proxy Statement and proxy card were either made available to you online or mailed to you beginning on or about April 9, 2025. Our Proxy Statement, proxy card and 2024 Annual Report to Shareholders are available at www.bannerbank.com/proxymaterials.

Items of Business
Proposal  1. Election of eleven directors to each serve for a one-year term.
Proposal  2. Advisory (non-binding) approval of the compensation of our named executive officers as disclosed in this Proxy Statement.
Proposal  3. Advisory (non-binding) approval on whether future advisory votes to approve executive compensation should be held every one, two or three years.
Proposal  4. Ratification of the Audit Committee’s appointment of Moss Adams LLP as our independent registered public accounting firm for 2025.
Proposal  5. Approval of the Adoption of the Banner Corporation 2025 Employee Stock Purchase Plan.
We will also consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.
Your Vote is Important
To ensure your shares are represented at the meeting, please vote via the Internet or telephone, or sign, date and mail your proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the virtual annual meeting. Regardless of the number of shares you own, your vote is very important. Please act today.
Our 2025 annual meeting of shareholders will be a virtual meeting conducted solely online via live webcast. There is no physical location for the annual meeting. The online meeting format will facilitate remote shareholder attendance and participation, including the ability to vote your shares electronically and submit questions during the meeting. To participate in the annual meeting, registered shareholders will need the control number included on their proxy card and all other shareholders will need to follow the instructions that accompanied their proxy materials. A copy of the list of Banner shareholders on the record date will be available for inspection, via the “Shareholder” login on the virtual meeting website noted above, by any shareholder (or their agents or attorneys) beginning ten days prior to the meeting and continuing through the meeting. Beneficial owners of shares held in street name who wish to attend the meeting as a “Shareholder” must register with Computershare no later than 5:00 p.m., Eastern Time, on May 16, 2025. (Late submissions may be processed to the extent feasible, but registration cannot be guaranteed in time for participation in the meeting.) To request registration, forward the proxy-granting email from your broker or email an image of your legal proxy to legalproxy@computershare.com, with a subject line of “Legal Proxy,” or mail your request to Computershare, Banner Corporation Legal Proxy, P.O. Box 43006, Providence, RI 02940-3006. Computershare will confirm your registration and provide you with a unique control number necessary to participate fully in the meeting.

BY ORDER OF THE BOARD OF DIRECTORS
SHERREY LUETJEN
Secretary, Banner Corporation
Walla Walla, Washington
April 9, 2025

IMPORTANT: Voting promptly will save us the expense of further requests for proxies in order to ensure a quorum. You may vote via the Internet or by telephone or by submitting your proxy card by mail.

Information About the Annual Meeting
PROXY STATEMENT
OF
BANNER CORPORATION
10 S. FIRST AVENUE
WALLA WALLA, WASHINGTON 99362
(509) 527-3636
The Board of Directors of Banner Corporation is using this Proxy Statement to solicit proxies from our shareholders for use at the 2025 annual meeting of shareholders. The information provided in this Proxy Statement relates to Banner Corporation and its wholly-owned subsidiary, Banner Bank (collectively, the “Corporation”). Banner Corporation may also be referred to as “Banner” and Banner Bank may also be referred to as the “Bank.” References to “we,” “us” and “our” refer to Banner and, as the context requires, the Bank.
Internet Availability of Proxy Materials
Under rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our shareholders primarily via the internet, instead of mailing printed copies of those materials to each shareholder. On or about April 9, 2025, we expect to send our shareholders a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) containing instructions on how to access our proxy materials, including our Proxy Statement and our 2024 Annual Report to Shareholders. The Notice of Internet Availability also provides instructions on how to vote by telephone or by Internet and includes instructions on how to receive a paper copy of the proxy materials by mail. If you prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability.
Information about the Annual Meeting

Date Thursday, May 22, 2025	Time 10:00 a.m., Pacific Time	Record Date March 14, 2025
Location
Online at https://meetnow.global/MKLZ2QL
Proxy materials for the annual meeting of shareholders
Our Proxy Statement, proxy card and 2024 Annual Report to Shareholders are available at www.bannerbank.com/proxymaterials.

BANNER CORPORATION 2025 PROXY STATEMENT	1

Information About the Annual Meeting

Matters to Be Considered at the Annual Meeting		How to Vote:
At the meeting, you will be asked to consider and vote upon the following proposals:		To ensure that your shares are represented at the meeting, please take the time to submit your vote in one of the following ways:
Proposal 1.	Election of eleven directors to each serve for a one-year term.
Internet
Proposal 2.	Advisory (non-binding) approval of the compensation of our named executive officers as disclosed in this Proxy Statement.	Go to www.investorvote.com/BANR or scan the QR code on your proxy card
Proposal 3.	Advisory (non-binding) vote on whether future advisory votes to approve executive compensation should be held every one year, every two years or every three years.	Telephone Call 1 (800) 652-VOTE (8683) within the USA, US territories and Canada
Proposal 4.	Ratification of the Audit Committee’s appointment of Moss Adams LLP as our independent registered public accounting firm for 2025.	Mail Sign, date and mail the proxy card
Proposal 5.	Approval of the Adoption of the Banner Corporation 2025 Employee Stock Purchase Plan.

We also will transact any other business that may properly come before the annual meeting. As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the annual meeting other than the matters described in this Proxy Statement.

2	BANNER CORPORATION 2025 PROXY STATEMENT

Information About the Annual Meeting | Annual Meeting Frequently Asked Questions
Annual Meeting Frequently Asked Questions
Q.    Who is Entitled to Vote?
A.    We have fixed the close of business on March 14, 2025 as the record date for shareholders entitled to notice of and to vote at our annual meeting. You are entitled to one vote for each share of Banner common stock you own, unless you acquired more than 10% of Banner’s outstanding common stock without prior Board approval. As provided in our Restated Articles of Incorporation, for each vote in excess of 10% of the voting power of the outstanding shares of Banner’s voting stock, the record holders in the aggregate will be entitled to cast one-hundredth of a vote, and the aggregate power of these record holders will be allocated proportionately among these record holders. On March 14, 2025, there were 34,485,045 shares of Banner common stock outstanding and entitled to vote at the annual meeting.
Q.    How Do I Vote at the Annual Meeting?
A.    Proxies are solicited to provide all shareholders on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. You are a shareholder of record if your shares of Banner common stock are held in your name. This section provides voting instructions only for shareholders of record. If you are a beneficial owner of Banner common stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question and response.
Shares of Banner common stock can only be voted if the shareholder is present virtually or by proxy at the annual meeting. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the virtual annual meeting. You can always change your vote at the meeting if you are logged in as a “Shareholder.”
Shareholders may vote by proxy via the Internet or a toll-free telephone number, or by mailing a proxy card. Instructions for voting are found on the proxy card. Shares of Banner common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions. Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares FOR election of each of our director nominees, FOR advisory approval of the compensation of our named executive officers as disclosed in this Proxy Statement, FOR holding future advisory votes to approve executive compensation every ONE YEAR, FOR ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for 2025, and FOR approval of the adoption of the Banner Corporation 2025 Employee Stock Purchase Plan. If any other matters are properly presented at the annual meeting for action, the persons named in the proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the annual meeting.
You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse or other party and some in trust for your children. In this case, you will receive three separate proxy cards to vote.

BANNER CORPORATION 2025 PROXY STATEMENT	3

Information About the Annual Meeting | Annual Meeting Frequently Asked Questions
To ensure that your shares are represented at the meeting, please take the time to submit your vote in one of the following ways:

Internet Go to www.investorvote.com/BANR or scan the QR code on your proxy card
Telephone Call 1 (800) 652-VOTE (8683) within the USA, US territories and Canada
Mail Sign, date and mail the proxy card
Q.    What if My Shares Are Held in Street Name?
A.    If you are the beneficial owner of shares held in “street name” by a broker, bank or other nominee (“nominee”), the nominee, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to the nominee, the nominee may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to the rules governing brokers. In the case of non-discretionary items, the shares not voted will be treated as “broker non-votes.” The proposal to elect directors, the advisory vote on executive compensation, the advisory vote regarding the frequency of future advisory votes on executive compensation, and the proposal to approve the adoption of the 2025 Banner Corporation Employee Stock Purchase Plan are considered non-discretionary items; therefore, you must provide instructions to the nominee in order to have your shares voted with respect to these proposals. The advisory ratification of the appointment of an independent registered accounting firm is deemed a “routine” matter on which nominees have discretionary voting power.
If your shares are held in street name and you would like to fully participate in the annual meeting, you must register in advance. You may participate as a “Guest” without having a unique control number, but you will not have the option to vote your shares or ask questions at the virtual meeting. To fully participate in the meeting as a “Shareholder,” you must obtain a unique control number by registering in advance with Computershare and submitting proof of your proxy power (legal proxy) reflecting your Banner holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 16, 2025. (Late submissions will be processed to the extent feasible, but registration cannot be guaranteed in time for your participation in the meeting.) Requests for registration should be submitted as follows:
By email: Forward the proxy-granting email from your broker, or email an image of your legal proxy, to legalproxy@computershare.com. The subject line of your email should include “Legal Proxy.”
By mail:
Computershare
Banner Corporation Legal Proxy
P.O. Box 43006
Providence, RI 02940-3006
If you register by email or if you provide an email address when registering by mail, you will receive an email from Computershare confirming your registration and providing you with your unique control number needed to

4	BANNER CORPORATION 2025 PROXY STATEMENT

Information About the Annual Meeting | Annual Meeting Frequently Asked Questions
participate in the virtual annual meeting as a “Shareholder.” If you do not provide an email address when registering by mail, confirmation of your registration and your unique control number will be provided by mail.
Q.    How Many Shares Must Be Present to Hold the Meeting?
A.    A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person via the virtual meeting platform or by proxy, of at least a majority of the shares of Banner common stock entitled to vote at the annual meeting will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.
Q.    What if a Quorum Is Not Present at the Meeting?
A.    If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders virtually present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for 120 days or more. An adjournment will have no effect on the business that may be conducted at the meeting.
Q.    Vote Required to Approve Proposal 1: Election of Directors
A.    Banner’s Amended and Restated Bylaws provide for the election of directors by a majority of the votes cast by shareholders in uncontested elections. Accordingly, in an uncontested election, the number of shares voted “for” a director nominee must exceed the number of shares voted “against” the nominee in order for that nominee to be elected. The following are not considered votes cast: (1) a share otherwise present at the meeting but for which there is an abstention; and (2) a share otherwise present at the meeting as to which a shareholder of record gives no authority or direction. The term of any director who was a director at the time of the election but who does not receive a majority of votes cast in an election held under the majority vote standard will continue to serve as a director until terminated on the earliest to occur of: (1) 90 days after the date election results are determined; (2) the date the Board appoints a new director to fill the position; or (3) the date and time the director’s resignation is effective.
Banner’s Amended and Restated Bylaws provide that an election is considered a contested election if there are shareholder nominees for director pursuant to the advance notice provision who are not withdrawn by the advance notice deadline set forth in Banner’s Restated Articles of Incorporation. If the Board determines there is a contested election, the election of directors will be held under a plurality standard. Under the plurality standard, the nominees who receive the highest number of votes for the directorships for which they have been nominated will be elected.
Pursuant to our Restated Articles of Incorporation, shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or against each nominee, or shareholders may abstain from voting. Abstentions and broker non-votes will have no effect on the outcome of the election. Our Board of Directors unanimously recommends that you vote FOR the election of each of our director nominees.
Q.    Vote Required to Approve Proposal 2: Advisory Approval of Executive Compensation
A.    The advisory (non-binding) vote to approve the compensation of our named executive officers as disclosed in this Proxy Statement requires the affirmative vote of a majority of the votes cast, in person via the virtual meeting platform or by proxy, at the annual meeting. Abstentions and broker non-votes will have no effect on the outcome of the proposal. Our Board of Directors unanimously recommends that you vote FOR approval of the compensation of our named executive officers.

BANNER CORPORATION 2025 PROXY STATEMENT	5

Information About the Annual Meeting | Annual Meeting Frequently Asked Questions
Q.    Vote Required to Approve Proposal 3: Advisory Vote on the Frequency of Future Shareholder Votes to Approve Executive Compensation
A.    The advisory (non-binding) vote regarding the frequency of future shareholder votes to approve executive compensation has three alternatives. Shareholders may vote that future shareholder votes on executive compensation be held every one year, every two years or every three years, or shareholders may abstain from voting. The alternative receiving the greatest number of votes – every one year, every two years or every three years – will be the frequency that shareholders approve. Abstentions and broker non-votes will have no effect on the outcome of the advisory vote. Our Board of Directors unanimously recommends that you vote for the adoption of an advisory resolution that shareholders should consider an advisory resolution to approve executive compensation EVERY ONE YEAR.
Q.    Vote Required to Approve Proposal 4: Ratification of the Appointment of the Independent Registered Public Accounting Firm
A.    Ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the votes cast, in person via the virtual meeting platform or by proxy, at the annual meeting. Abstentions will have no effect on the outcome of the proposal. Our Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of the independent registered public accounting firm.
Q.    Vote Required to Approve Proposal 5: Approval of the Adoption of the Banner Corporation 2025 Employee Stock Purchase Plan
A.    Approval of the adoption of the Banner Corporation 2025 Employee Stock Purchase Plan requires the affirmative vote of a majority of the votes cast, in person via the virtual meeting platform or by proxy, at the annual meeting. Any shareholder represented in person via the virtual meeting platform or by proxy at the meeting and entitled to vote on the subject matter may elect to abstain from voting on this proposal. If so, the abstention will not be counted as a vote cast on the proposal and, therefore, will have no effect on the outcome of the vote on the proposal. Provided there is a quorum of shareholders present in person via the virtual meeting platform or by proxy, shareholders not attending the meeting, in person via the virtual meeting platform or by proxy, will also have no effect on the outcome of this proposal. Broker non-votes do not constitute votes cast and will have no effect on the outcome of the proposal. Our Board of Directors unanimously recommends that you vote FOR approval of the adoption of the 2025 Employee Stock Purchase Plan.
Q.    May I Revoke My Proxy?
A.    You may revoke your proxy before it is voted by:
•Submitting a new proxy with a later date;
•Notifying Banner’s Secretary in writing before the annual meeting that you have revoked your proxy; or
•Voting at the virtual annual meeting.
If you plan to attend the virtual annual meeting and vote during the meeting, you must join the meeting as a “Shareholder.” If you are a shareholder of record, you will need the control number on your proxy card. If you are the beneficial owner of shares held in “street name” by a broker, bank or other nominee, you will need to register in advance with Computershare by following the instructions in the question above titled, “What if My Shares Are Held in Street Name?”

6	BANNER CORPORATION 2025 PROXY STATEMENT

Information About the Annual Meeting | Annual Meeting Frequently Asked Questions
Q.    May I Ask A Question During the Virtual Meeting?
A.    Yes. There will be a question and answer session following the formal portion of the meeting, during which we will answer questions pertinent to our business as time allows. Questions of a similar nature may be grouped together and answered once to avoid repetition. The virtual meeting platform will allow shareholders to ask questions, provided the shareholder is logged into the meeting as a “Shareholder.” Shareholders entering the virtual meeting as “Guests” will not be able to ask questions. To ask a question during the meeting, registered shareholders will need the control number included on their proxy card and all other shareholders will need to register in advance to obtain a unique control number as described in the Notice of Annual Meeting of Shareholders and in the question above titled, “What if My Shares Are Held in Street Name?”
Q:    What if I Have Trouble Accessing the Annual Meeting Virtually?
A:    The virtual meeting platform is fully supported across Microsoft Edge, Firefox, Chrome and Safari browsers and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is not a supported browser. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. If you need further assistance, you may call 1-888-724-2416 (US) or 1-781-575-2748 (outside the US).

BANNER CORPORATION 2025 PROXY STATEMENT	7

Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth, as of March 14, 2025, the voting record date, information regarding share ownership of:
•Those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Banner’s common stock (as of the dates indicated in the footnotes below), other than directors and executive officers;
•Each director and director nominee of Banner;
•Each executive officer named in the Summary Compensation Table appearing under “Executive Compensation” below (known as “named executive officers” or “NEO”); and
•All directors and executive officers of Banner and Banner Bank as a group.
Persons and groups who beneficially own in excess of five percent of Banner’s common stock are required to file with the SEC, and provide copies to us, reports disclosing their ownership under the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”). To our knowledge, no other person or entity, other than those set forth below, beneficially owned more than five percent of the outstanding shares of Banner’s common stock as of the close of business on the voting record date.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if that person has voting and/or investment power with respect to those shares. Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, restricted share units that will vest within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person’s percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of the voting record date, there were 34,485,045 shares of Banner common stock outstanding.

8	BANNER CORPORATION 2025 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management

Name	Number of Shares Beneficially Owned (1)		Percent of Voting Shares Outstanding (%)

Beneficial Owners of More Than 5%
BlackRock, Inc.	4,951,813	(2)	14.36
The Vanguard Group	4,187,837	(3)	12.14
Dimensional Fund Advisors LP	2,257,929	(4)	6.55
Wellington Management Group LLP	1,785,319	(5)	5.18
State Street Corporation	1,779,867	(6)	5.16
Directors
Ellen R.M. Boyer	5,128		*
Connie R. Collingsworth	12,066	(7)	*
Margot J. Copeland	3,747		*
Roberto R. Herencia	15,762		*
David A. Klaue	131,578		*
John R. Layman	34,677	(8)	*
John Pedersen	6,477		*
Kevin F. Riordan	9,749		*
Terry S. Schwakopf	8,133		*
Paul J. Walsh	3,747		*
Named Executive Officers
Mark J. Grescovich**	176,685		*
Robert G. Butterfield	7,253		*
Cynthia D. Purcell	27,111		*
James M. Costa	9,818		*
Sherrey L. Luetjen	7,958		*

All Executive Officers and Directors as a Group (25 persons)	574,093		1.66
*    Less than 1% of shares outstanding.
**    Also a director of Banner.
(1)Shares of restricted stock granted under the 2014 Omnibus Incentive Plan, as to which holders have voting but not investment power, are included as follows: Mr. Herencia, 2,166 shares; Ms. Boyer, 1,462 shares; and Ms. Copeland, 1,299 shares. Also includes the following number of restricted share units granted under the 2014 Omnibus Incentive Plan and the 2018 Omnibus Incentive Plan and vesting within 60 days of the voting record date: Ms. Collingsworth, 1,462; Mr. Klaue, Mr. Layman, Ms. Schwakopf and Mr. Walsh, 1,299 each; Mr. Pedersen, 1,624; Mr. Riordan 1,516; Mr. Grescovich, 8,606; Mr. Butterfield, 2,383; Ms. Purcell, 3,262; Mr. Costa, 3,147; Ms. Luetjen, 1,957; and all executive officers and directors as a group, 47,311.
(2)Based on a Schedule 13G/A dated January 23, 2024, which reports sole voting power over 4,866,443 shares and sole dispositive power over 4,951,813 shares. According to this filing, the interest of iShares Core S&P Small-Cap ETF is more than 5% of Banner’s total outstanding stock. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001. BlackRock, Inc. has not filed a Schedule 13G/A with respect to Banner since January 23, 2024.
(3)Based on a Schedule 13G/A dated February 13, 2024, which reports shared voting power over 24,178 shares, sole dispositive power over 4,127,983 shares and shared dispositive power over 59,854 shares. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. The Vanguard Group has not filed a Schedule 13G/A with respect to Banner since February 13, 2024.
(4)Based on a Schedule 13G/A dated February 14, 2024, which reports sole voting power over 2,221,328 shares and sole dispositive power over 2,257,929 shares. The address for Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, Texas 78746. Dimensional Fund Advisors LP has not filed a Schedule 13G/A with respect to Banner since February 14, 2024.

BANNER CORPORATION 2025 PROXY STATEMENT	9

Security Ownership of Certain Beneficial Owners and Management
(5)Based on a Schedule 13G dated November 14, 2024, jointly filed with Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP, which reports shared voting power over 1,131,943 shares and shared dispositive power over 1,785,319 shares. The address for these Wellington entities is c/o Wellington Management Company LLP, 280 Congress Street, Boston, Massachusetts 02210. These Wellington entities have not filed a Schedule 13G with respect to Banner since November 14, 2024.
(6)Based on a Schedule 13G dated January 24, 2024, which reports shared voting power over 225,047 shares and shared dispositive power over 1,779,867 shares. The address for State Street Corporation is State Street Financial Center, 1 Congress Street, Suite 1, Boston, Massachusetts 02114-2016. State Street Corporation has not filed a Schedule 13G with respect to Banner since January 24, 2024.
(7)Includes 100 shares held jointly with her husband.
(8)Includes 9,414 shares that have been pledged.

10	BANNER CORPORATION 2025 PROXY STATEMENT

Proposal 1 – Election of Directors
Proposal 1 – Election of Directors
Banner’s Board of Directors currently consists of 11 members. Our Restated Articles of Incorporation provide for the annual election of all directors. The table below sets forth information regarding each nominee for director. The Corporate Governance/Nominating Committee of the Board of Directors selects nominees for election as directors. Each of our nominees currently serves as a Banner director and has consented to being named in this Proxy Statement and has agreed to serve if elected.
If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The Board of Directors recommends a vote FOR the election of Ellen R.M. Boyer, Connie R. Collingsworth, Margot J. Copeland, Mark J. Grescovich, Roberto R. Herencia, David A. Klaue, John R. Layman, John Pedersen, Kevin F. Riordan, Terry S. Schwakopf and Paul J. Walsh, each for a one-year term.

Name	Age as of December 31, 2024	Year First Elected or Appointed Director	Term to Expire (1)
Board Nominees
Ellen R.M. Boyer	64	2021	2026
Connie R. Collingsworth	66	2013	2026
Margot J. Copeland	73	2022	2026
Mark J. Grescovich	60	2010	2026
Roberto R. Herencia	65	2016	2026
David A. Klaue	71	2007	2026
John R. Layman	66	2007	2026
John Pedersen	67	2021	2026
Kevin F. Riordan	68	2018	2026
Terry S. Schwakopf	73	2018	2026
Paul J. Walsh	56	2022	2026
(1)Assuming re-election, the nominees will be elected for a term of one year, expiring at the 2026 annual shareholder meeting, and until their successors are duly elected and qualified, or their earlier retirement, resignation or removal.
Information Regarding Nominees for Election. Set forth below is the principal occupation, as of the voting record date, and other business experience during at least the last five years of each nominee for election, as well as a brief discussion of the particular experience, qualifications, attributes and skills that led the Board to conclude that the nominee should serve as a director of Banner.

BANNER CORPORATION 2025 PROXY STATEMENT	11

Proposal 1 – Election of Directors

Ellen R.M. Boyer

Director Since: 2021	Committees:
	•Audit •Compensation and Human Capital (Chair)	• Executive
Key Qualifications:
•Audit experience; qualifies as an audit committee financial expert
•Certified Public Accountant (Active)
•Experienced chief financial officer and chief operating officer
•Acquisition and strategic planning expertise

Ellen R.M. Boyer has served as Chief Financial Officer for Northwest Center, a nonprofit corporation based in Renton, Washington, since December 9, 2024. Ms. Boyer was previously Chief Financial Officer of Logic20/20, a business and technology consulting firm headquartered in Seattle, Washington, until her retirement in early April 2024. Ms. Boyer has over 30 years of finance and operational experience in a variety of industries, including technology, financial services and healthcare. Prior to joining Logic20/20 in 2014, Ms. Boyer held chief financial officer and/or chief operating officer roles at several companies in the Seattle area beginning in 1997. Ms. Boyer was previously an Audit Senior Manager at PriceWaterhouseCoopers, where she worked for 12 years. Ms. Boyer has extensive experience in strategic planning, mergers and acquisitions, governance matters, organizational effectiveness, and audit and financial matters. Ms. Boyer graduated from Oregon State University with degrees in Accounting and Spanish and minors in Computer Science and Latin American Affairs. She maintains an active Certified Professional Accountant license. Ms. Boyer is active in her community and has served on several for-profit and not-for-profit boards, including Umpqua Holdings Corporation (now Columbia Banking System, Inc. (Nasdaq: COLB)) from 2014 through 2016 and Sterling Financial Corporation (subsequently Umpqua and now Columbia) from 2007 through 2014. Ms. Boyer qualifies as an audit committee financial expert. This qualification, together with her deep financial expertise and strategic planning experience, adds value to the Board and the directors believe that Ms. Boyer should continue to serve on the Board of Directors.

Connie R. Collingsworth

Director Since: 2013	Committees:
	•Compensation and Human Capital •Corporate Governance/Nominating (Chair)	•Executive
Key Qualifications:
•Risk management expertise
•Acquisition, business expansion and complex investment experience
•Organizational effectiveness and corporate governance best practices leadership
•Unique insights regarding environmental, social and governance (“ESG”) issues; diversity, equity and inclusion; and corporate social responsibility

Connie R. Collingsworth served as the Chief Operating Officer of the Gates Foundation from 2002 until 2023, scaling its operations throughout the world to distribute its $9B annual budget. Her responsibilities included managing information technology, operations, human resources, legal and security across the enterprise, including its offices located throughout the world. As the Gates Foundation’s chief legal officer, she served as an advisor to the Trustees and its independent board on governance, risk management, regulatory compliance, executive compensation and CEO succession. Prior to joining the Gates Foundation, Ms. Collingsworth was a corporate securities partner at K&L Gates, one of the largest law firms in the world, where her practice focused on leading venture capital, private equity and M&A transactions. Ms. Collingsworth previously served on the Board of Directors and chaired the Compensation Committee of Premera Blue Cross, the largest health plan provider in the Pacific Northwest. She currently serves as an advisory board member of Planet First Partners, a European private equity firm, and holds board roles on several nonprofit organizations. Related activities include Affiliate Professor at the University of Washington Foster School of Business teaching Corporate Governance and serving as an Executive Sponsor of Bank of America’s Enterprise Executive Development Program. Ms. Collingsworth was honored as one of WomenInc. magazine’s 2019 Most Influential Corporate Directors. Based on these qualifications, the directors believe that Ms. Collingsworth should continue to serve on the Board of Directors.

12	BANNER CORPORATION 2025 PROXY STATEMENT

Proposal 1 – Election of Directors

Margot J. Copeland

Director Since: 2022	Committees:
•Compensation and Human Capital •Credit Risk
Key Qualifications:
•Extensive banking and executive leadership, philanthropic and community engagement experience
•Corporate responsibility expertise, including in relation to diversity, equity and inclusion

Margot J. Copeland specializes in developing strategies in the areas of workforce development and management, leadership, diversity and inclusion, philanthropy, and community outreach and engagement. Ms. Copeland has over 20 years of experience, with her previous positions being at KeyBank (a subsidiary of KeyCorp (NYSE: KEY)) and its affiliate, KeyBank Foundation, in Cleveland, Ohio. At KeyBank, she was Executive Vice President and Director Corporate Philanthropy and Community Engagement from 2001 through 2019. During the same period, she served as Board Chair and Chief Executive Officer for KeyBank Foundation. As a corporate officer and leader of corporate philanthropy and civic engagement, Ms. Copeland was a member of KeyBank’s Corporate Social Responsibility Council, which focused on philanthropic investments, corporate citizenship, and regulatory and corporate strategy. She was also a member of the Diversity & Inclusion Council and she served as KeyBank’s Chief Diversity Officer from 2001 through 2013. Prior to joining KeyBank, Ms. Copeland served on the Advisory Board of US Bank (formerly Firstar) from 1998 through 2001. Ms. Copeland is actively involved in her community, having served on a number of advisory boards and boards of directors for educational institutions, health care systems, community organizations and other nonprofit entities. She currently serves on the Board of Trustees for The Cleveland Clinic and the Board of Directors for AARP, among others. Ms. Copeland received a Master’s degree from The Ohio State University, a Bachelor of Science in Physics from Hampton University, Hampton, Virginia and an Honorary Doctorate of Humane Letters from Cuyahoga Community College, Cleveland, Ohio. With her vast experience in social responsibility and her long-tenured connection to banking, the directors believe that Ms. Copeland should continue to serve on the Board of Directors.

Mark J. Grescovich
President and CEO
Director Since: 2010	Committees:
	•Credit Risk •Executive	•Risk
Key Qualifications: •Extensive bank leadership experience •Acquisition and strategic planning expertise •Credit and risk management expertise
Mark J. Grescovich is President and Chief Executive Officer, and a director, of Banner Corporation and Banner Bank. Mr. Grescovich joined Banner Bank in April 2010 and became Chief Executive Officer in August 2010 following an extensive banking career specializing in finance, credit administration and risk management. Under his leadership, Banner has grown from $4.7 billion in assets in 2010 to more than $15 billion through organic growth as well as selective acquisition. During that time, Mr. Grescovich has guided the expansion of Banner’s footprint to over 135 locations in four states. Prior to joining Banner, Mr. Grescovich was the Executive Vice President and Chief Corporate Banking Officer for Akron, Ohio-based FirstMerit Corporation and FirstMerit Bank N.A. He assumed responsibility for FirstMerit’s commercial and regional line of business in 2007, having served since 1994 in various commercial and corporate banking positions, including that of Chief Credit Officer. Prior to joining FirstMerit, Mr. Grescovich was a Managing Partner in corporate finance with Sequoia Financial Group, Inc. of Akron, Ohio, and a commercial and corporate lending officer and credit analyst with Society National Bank of Cleveland, Ohio. He has a Bachelor of Business Administration degree in finance from Miami University and a Master of Business Administration degree, also in finance, from The University of Akron.

BANNER CORPORATION 2025 PROXY STATEMENT	13

Proposal 1 – Election of Directors

Roberto R. Herencia
Board Chair
Director Since: 2016	Committees:
	•Compensation and Human Capital •Corporate Governance/Nominating	•Credit Risk •Executive (Chair)
Key Qualifications: •Extensive bank leadership experience, including as a director and chief executive officer •Acquisition and strategic planning expertise •Credit and risk management expertise
Roberto R. Herencia is President and Chief Executive Officer of BXM Holdings, a fund specializing in community bank investments. He is a director and Chairman of the Board of First BanCorp. (NYSE: FBP) and its subsidiary, FirstBank Puerto Rico, positions he has held since October 2011. He has been an independent director and the Chairman of the Board of Byline Bancorp (NYSE: BY) and its subsidiary bank, Byline Bank, since June 2013, and effective February 12, 2021, he assumed the role of Chief Executive Officer of Byline Bancorp. Between 2009 and 2010, Mr. Herencia was President and Chief Executive Officer of Midwest Banc Holdings, Inc. and its subsidiary, Midwest Bank and Trust. Prior to that, he spent 17 years with Popular Inc. as its Executive Vice President and as President of Popular Inc.’s subsidiary, Banco Popular North America. Prior to joining Popular, Mr. Herencia spent 10 years with The First National Bank of Chicago (now J.P. Morgan Chase) in a variety of roles, including Deputy Senior Credit Officer and Head of the Emerging Markets Division. Mr. Herencia previously served on the US International Development Finance Corporation’s Board of Directors, to which he was appointed by President Obama in 2011. He graduated magna cum laude and received his Bachelor of Science in Business Administration degree in finance from Georgetown University and his Master of Business Administration degree from the Kellogg School of Management at Northwestern University. Based on these qualifications, the directors believe that Mr. Herencia should continue to serve on the Board of Directors.

David A. Klaue

Director Since: 2007	Committees:
•Audit •Corporate Governance/Nominating
Key Qualifications: •Bank leadership experience •Acquisition, business expansion and strategic planning expertise •Extensive business operational experience •Organizational effectiveness expertise
David A. Klaue served as Chairman of the Board of Directors of F&M Bank until its acquisition by Banner Bank in May 2007. He is Chairman of the Board of Empire Lumber Co., a diversified wood products manufacturer with operations in Washington, Idaho and Montana, and of Park Ranch Land & Cattle Co., a cow/calf feeder and hay producer; he is also the Manager of Empire Investments, LLC, a real estate investment company. Mr. Klaue has been affiliated with these companies for more than 35 years. Additionally, he is a managing member in various other real estate investment, equipment and sales companies. Mr. Klaue’s career has afforded him expertise in banking, business, and agricultural and real estate management. Based on these qualifications, the directors believe that Mr. Klaue should continue to serve on the Board of Directors.

14	BANNER CORPORATION 2025 PROXY STATEMENT

Proposal 1 – Election of Directors

John R. Layman

Director Since: 2007	Committees:
•Audit •Risk
Key Qualifications:
•Extensive legal experience, including in mergers and acquisitions and complex litigation matters
•Bank leadership and operational experience
•Risk management expertise
•Strategic planning experience

John R. Layman served as Co-Vice Chairman of the Board of Directors of F&M Bank until its acquisition by Banner Bank in May 2007. He is Managing Partner of Layman Law Firm, PLLP, with which he has been associated since 1983. His areas of practice include real estate development, commercial litigation, personal injury and product liability. He also has experience in securities litigation, fiduciary obligations, corporate governance and compliance and reporting requirements. Based on these qualifications, the directors believe that Mr. Layman should continue to serve on the Board of Directors.

John Pedersen

Director Since: 2021	Committees:
	•Audit •Executive	•Credit Risk (Chair) •Risk (Chair)
Key Qualifications:
•Extensive bank leadership experience, including as a chief risk officer
•Deep expertise in risk management
•Acquisition and strategic planning expertise
•Corporate governance best practices and organizational effectiveness expertise

John Pedersen was with City National Bank of Los Angeles, California from 2004, serving as Executive Vice President and Chief Risk Officer from 2006 until his retirement in 2019. He has over three decades of progressive commercial banking credit and risk management responsibilities and significant expertise in establishing and managing risk management functions within a regional bank setting. Mr. Pedersen is skilled in strategic planning, including turn-around and growth strategies. He has a thorough understanding of many aspects of banking, including retail, small business, commercial real estate, dealer banking, consumer lending, mortgage banking and middle market lending. Mr. Pedersen began his career in government and held staff and leadership positions with the Office of the Comptroller of the Currency and the Office of Thrift Supervision. After government service, Mr. Pedersen managed a wide range of risk management activities for several financial institutions, including First Interstate Bancorp, KeyCorp, Wachovia and Bank of the West. Active in the community, Mr. Pedersen is involved with various philanthropic organizations that facilitate the micro-financing of small business entrepreneurs domestically and abroad. Mr. Pedersen earned a Bachelor of Business Administration degree in finance and accounting from the University of Oklahoma. Mr. Pedersen’s deep risk management expertise and broad banking experience add value to the Board and the directors believe that Mr. Pedersen should continue to serve on the Board of Directors.

BANNER CORPORATION 2025 PROXY STATEMENT	15

Proposal 1 – Election of Directors

Kevin F. Riordan

Director Since: 2018	Committees:
	•Audit (Chair) •Compensation and Human Capital	•Credit Risk •Executive
Key Qualifications: •Audit experience; qualifies as an audit committee financial expert •Risk management expertise •Corporate governance best practices and organizational effectiveness expertise
Kevin F. Riordan retired as a Banking & Capital Markets audit and client service Partner of PricewaterhouseCoopers LLP (PwC), a global professional services firm, in June 2014, having served in that capacity since 2000. Prior to joining PwC in 1994, Mr. Riordan served various banking and securities trading companies as both an independent auditor and senior financial/accounting executive. During his career at PwC, Mr. Riordan gained significant experience working with the boards and audit committees of publicly traded banking and lending institutions while managing major client relationships across multiple markets. In those roles, Mr. Riordan developed expertise in complex accounting, auditing and financial reporting matters. He has been a Certified Public Accountant since 1983. Mr. Riordan’s qualification as an audit committee financial expert was the primary reason for his nomination to the Board. The directors believe that this qualification, together with his experience with banking entities and financial reporting matters, support Mr. Riordan’s continued service on the Board of Directors.

Terry S. Schwakopf

Director Since: 2018	Committees:
•Corporate Governance/Nominating •Risk
Key Qualifications: •Extensive bank regulatory supervision experience •Banking and fintech expertise •Risk management expertise
Terry S. Schwakopf was an Independent Senior Advisor to the banking practice of Deloitte & Touche, LLP from 2007 through February 2025. Prior to joining Deloitte, Ms. Schwakopf was Executive Vice President of the Federal Reserve Bank of San Francisco with overall responsibility for banking supervision. In that capacity, she oversaw the supervision of state member banks and bank and financial holding companies in the nine western states that comprise the San Francisco District. During her 23-year career with the Federal Reserve, she had a number of other responsibilities, including oversight of community affairs, public information, the corporate secretary’s function and communications. Before joining the Federal Reserve, she held positions in both the commercial banking and savings and loan industries and worked as a consultant to community banks. Ms. Schwakopf serves on the Board of Directors of IDB Bank and is a member of the Advisory Board of Blockchain Capital, a venture capital fund. She was on the Board of United Way of the Bay Area and is actively involved in a number of international organizations and civic groups. Ms. Schwakopf previously served on the Boards of Directors of Bridge Bank and Bridge Capital Holdings, Nara Bank and Nara Bancorporation, and Rabobank, NA. She was a member of the accreditation cadre for the Conference of State Bank Supervisors and a board advisor for Solar Mosaic, a crowdfunding site for solar energy financing. Ms. Schwakopf was honored as one of WomenInc. magazine’s 2019 Most Influential Corporate Directors. Based on these qualifications, the directors believe that Ms. Schwakopf should continue to serve on the Board of Directors.

16	BANNER CORPORATION 2025 PROXY STATEMENT

Proposal 1 – Election of Directors

Paul J. Walsh

Director Since: 2022	Committees:
•Audit •Risk
Key Qualifications: •Strong technology, information security, cybersecurity and digital expertise •Leadership and advisory board experience
Paul J. Walsh is currently Senior Vice President, Head of Digital, Engineering, and IT at Sony Interactive Entertainment (part of Sony Group Corp, NYSE: SONY) in Kirkland, Washington, which he joined in January 2022. He was an Executive-In-Residence with Adobe (NYSE: ADBE) in Kirkland, Washington, from 2021 to 2022. Mr. Walsh served as Senior Vice President and Global Chief Digital Officer with Lenovo (OTCM: LNVGF) in Kirkland, Washington, from 2018 to 2020. Prior to Lenovo, Mr. Walsh served as Senior Vice President, Platform Strategy & Innovation for Visa Inc. (NYSE: V) in Kirkland, Washington, from 2016 to 2018. Mr. Walsh previously served as the Global Chief Information Officer at Dell (NYSE: DELL) in Austin, Texas, from 2013 through 2015. Mr. Walsh is also an experienced advisory board member. Mr. Walsh received a Bachelor of Science, BSc Computer Science at Griffith College, Dublin, Ireland. He is a technology leader with more than 25 years of experience in both scale and scope with some of the most respected brands in the industry. With his advisory board experience and technical background, the directors believe Mr. Walsh should continue to serve on the Board of Directors.

Director Nomination Process. The Corporate Governance/Nominating Committee oversees the director nomination process. The Committee may consider both incumbent and new director nominees to nominate for election at each annual meeting of shareholders and may recommend that the Board appoint new directors to serve until the next annual meeting of shareholders. Only those nominations made by the Committee or properly presented by shareholders will be voted upon at the annual meeting.
The Corporate Governance/Nominating Committee oversees two annual evaluations to assist in its director nomination process. The annual Board of Directors evaluation provides an opportunity for directors and senior management to provide feedback on the Board’s performance. A separate annual evaluation is conducted to gather directors’ feedback on the performance of each individual director. The results of these evaluation are used to inform the Committee’s governance practices, including its director nomination deliberations.
The Committee maintains a director attributes matrix to assist in the director nomination process and in the Committee’s development of an appropriate director candidate pipeline. The matrix enables the Committee to continually monitor the degree to which critical skills, experience and other attributes selected by the Committee are represented on the Board and to anticipate future needs in light of any anticipated director retirements. A summary of this matrix is provided in the section of this Proxy Statement titled, “The Right Skills for Our Board.” Additionally, in its deliberations for selecting candidates for director, the Committee seeks individuals of integrity, with a proven record of professional accomplishments and/or civic leadership, sound business judgment and practical wisdom, risk oversight skills, an ability to represent a broad spectrum of interests, an ability to work collaboratively with other directors and our executives, an inquiring and independent mind, who can function well as discussion leaders and consensus builders. The Committee also considers diversity characteristics (see “Board Diversity” below), the candidate’s knowledge of the banking business and whether the candidate would provide adequate representation of our market area. Any nominee for director recommended by the Committee must be highly qualified in some or all of these areas.
In searching for qualified director candidates to fill vacancies on the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates. Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates. The Committee has also used an executive search and leadership consulting firm and other professional sources for qualified nominees, especially with respect to candidates with unique skill sets, such as a qualified financial expert. The Committee would then consider the potential pool of director candidates, select the candidate the Committee believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate’s background to ensure there is nothing that would cause the candidate not to be qualified to serve as a Banner director. The Committee will consider director candidates recommended by our shareholders. If a shareholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of the Board

BANNER CORPORATION 2025 PROXY STATEMENT	17

Proposal 1 – Election of Directors
of Directors, in the same manner in which the Committee would evaluate its nominees for director. For a description of the proper procedure for shareholder nominations, see “Shareholder Proposals” in this Proxy Statement.
Director Commitments. In accordance with our Corporate Governance Guidelines, our Board believes that in addition to directors possessing the skills and judgment to perform their functions, they should devote sufficient time and attention necessary to fulfill their duties and responsibilities as directors. The Corporate Governance/Nominating Committee considers whether directors and nominees for director have sufficient time and attention to devote to Board duties, including whether a director serves on an excessive number of boards.
Our Corporate Governance Guidelines provide that non-employee directors should notify the Chair of the Board, the Chair of the Corporate Governance/Nominating Committee and the CEO prior to accepting (i) a directorship or similar position with another for-profit business not affiliated with the Corporation or (ii) a significant commitment (e.g., service on an advisory board) involving affiliation with another for-profit business or a governmental, regulatory or self-regulatory body that could involve a conflict of interest. The Corporate Governance/Nominating Committee or the Board may then evaluate the change in circumstances or proposed directorship or other commitment, as applicable, in light of the individual circumstances, and the relevant director should be prepared to offer their resignation as a director if so requested by the Corporate Governance/Nominating Committee or the Board. Each director is also required to annually disclose any employment or directorships outside of Banner. This annual disclosure provides another opportunity to assess director commitments and possible conflicts of interest.
The Corporate Governance/Nominating Committee also oversees an annual Board of Directors evaluation in which directors and senior management provide feedback on the Board’s performance, including whether the Board appropriately deals with conflicts of interest. A separate annual evaluation is conducted to gather directors’ feedback on the performance of each individual director; the results of this evaluation are used to inform the Committee’s director nomination deliberations.
Our Board believes that each of our director nominees has demonstrated the ability to devote sufficient time and attention to board duties and to fulfill the responsibilities required of directors.
In addition to serving as our Board’s Chairman, Roberto Herencia serves as Chief Executive Officer and Executive Chair of Byline Bancorp (NYSE: BY) and Chairman of First BanCorp (NYSE: FBP). Our Board strongly believes that Chairman Herencia’s other board and professional commitments do not impede his ability to devote sufficient time and attention to his duties as Chairman of Banner’s Board, as demonstrated by the following:
•Chairman Herencia is a highly engaged and high performing director, as evidenced by his impeccable record of meeting preparation and attendance. In the past three years, Chairman Herencia has participated in 100% of Board meetings and 100% of the meetings of the Board committees of which he has been a member. His perfect attendance record is evidence of his commitment and engagement with the Corporation.
•Chairman Herencia actively participates in the discussions at the Board and committee meetings, including providing valuable and constructive feedback from a strategic, financial, risk and reputational perspective. Chairman Herencia’s insightful questions and comments contribute significantly to discussions, as well as the decision-making process, in which he is actively involved.
•Chairman Herencia appropriately engages with management and other directors outside of the Board and committee meetings.
•Chairman Herencia has vast experience in the financial industry, including overseeing and managing a bank through a financial crisis, and he possesses significant expertise in mergers and acquisitions, including integration activities.
•Chairman Herencia’s experience with other boards of directors of public companies that are also financial institutions provides him with additional insights and experience that enhance his value to our Board.
•Chairman Herencia has assured our Board that he continues to be committed to serving our Board and devoting the time and attention that his duties and responsibilities require.

18	BANNER CORPORATION 2025 PROXY STATEMENT

Proposal 1 – Election of Directors

Board Diversity. As described in our Corporate Governance Guidelines, our Board believes that diversity, including differences in backgrounds, qualifications and personal characteristics, is important to the effectiveness of the Board’s oversight of Banner. Although diversity by age, gender, race, ethnicity and/or national origin is one of multiple factors considered by the Committee and the Board in selecting director nominees, there is no mandatory diversity criteria applicable to the director nominations process. As of the voting record date, 6 of our 11 directors self-identified as having at least one diversity characteristic.

BANNER CORPORATION 2025 PROXY STATEMENT	19

Proposal 1 | The Right Skills for our Board
The Right Skills for Our Board
As a part of the Board evaluation and director selection processes, the Corporate Governance/Nominating Committee (“Governance Committee”) maintains a Director Attributes Matrix (described further in the “Director Nomination Process” section of this Proxy Statement). The Governance Committee and the Board believe that the director nominees for 2025 provide Banner with the right mix of skills and experience necessary for a highly functioning board. The chart below summarizes the number of Banner’s director nominees who consider themselves to be skilled in each primary category; the descriptions below are illustrative of the types of experience that generally would be considered in determining whether a given director is skilled in that particular area, and should not be read to imply that every listed example or title is represented on the Board.

Total Director Nominees with Particular Qualifications and Experience (out of 11 total Director Nominees)

5	Financial Expertise/Audit Committee Financial Expert	7	Financial Industry Experience
Independent auditors/certified public accountants, chief financial officers, chief accounting officers, senior professionals overseeing capital management activities, or otherwise qualified as an “audit committee financial expert.”
			Management experience in traditional banking (commercial/retail), investment banking, wealth management, securities/investment management or fintech.

11	Leadership	5	Legal/Regulatory
	Experience as a business line leader or C-suite professional, or otherwise demonstrating advanced leadership expertise.		Attorneys, chief risk officers, bank regulatory agency staff, lobbyists, legislators/legislative aides with experience in a highly regulated industry such as financial services.

8	Mergers & Acquisitions (M&A)	5	Organizational Effectiveness/Continuous Improvement
C-suite professionals or senior leaders directly involved in M&A (e.g., chief executive officers, chief financial officers, chief operating officers, general counsels, operational heads), M&A attorneys, accountants with direct M&A experience, investment bankers.
			Experienced professionals who are LEAN or Six Sigma certified, continuous improvement professionals, or executives with significant experience implementing continuous improvement approaches.

8	Risk Management	8	Public Company Governance/Corporate Governance Best Practices
Chief risk officers and senior professionals with experience in compliance, fraud prevention, or enterprise risk management; senior level internal audit professionals; attorneys or other professionals with relevant risk management expertise.

Experienced chief executive officers, chief financial officers, general counsels, corporate secretaries, other governance specialists, or investor relations professionals at a publicly-traded company, prior experience as a governance committee member or professional advising governance committees.

20	BANNER CORPORATION 2025 PROXY STATEMENT

Proposal 1 | The Right Skills for our Board

6	Human Capital Management/Executive Compensation	11	Prior Board Experience/Interaction
	Chief human resources officers or other senior human resources professionals, employment attorneys, prior experience as a compensation committee member or consultant to compensation committees.		Experience as a board member or advisory board member of a publicly-traded company, private company, or non-profit organization, or executives regularly interacting with boards.

3	Communications/Marketing	1	Information Technology/Cybersecurity/Artificial Intelligence
	Experience as a public relations officer, senior marketing professional, head of customer relations, community engagement leader, media professional (including social media), or similar role.		Senior management experience at technology/ cybersecurity companies, in IT/cybersecurity/AI roles outside of technology companies, or in relevant fintech organizations.

8	Strategic Planning	11	Geographic Representation
	Senior leaders who have led or actively participated in the development of numerous strategic plans.		Knowledge of or experience in a specific geographic area or market in which Banner and its subsidiaries operate.

BANNER CORPORATION 2025 PROXY STATEMENT	21

Corporate Governance
Corporate Governance
Strong governance practices support long-term, sustainable value creation for our shareholders and provide a foundation for effective Board oversight. Our Board is committed to maintaining an effective corporate governance framework. The Board of Directors has maintained comprehensive corporate governance guidelines since January 2018 to provide a framework to assist the Board in fulfilling its responsibilities to shareholders. The guidelines, as amended from time to time, are available on our website at https://investor.bannerbank.com and cover a wide range of topics including: Board composition; selection, tenure, evaluation and retirement of Board members; Board leadership; and director responsibilities. The Board’s Corporate Governance/Nominating Committee is responsible for initiatives to comply with the governance-related provisions contained in the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC adopted thereunder, as well as Nasdaq rules regarding corporate governance. The Committee evaluates and improves our corporate governance principles and policies from time to time, as deemed appropriate. Our governance framework is discussed in detail below.
Board of Directors
The Board of Directors conducts its business through Board meetings and through its committees. During the year ended December 31, 2024, the Board of Directors held 13 meetings. Each director attended more than 80% of the total meetings of the Board and committees on which that director served during this period.
Leadership Structure
The positions of Board Chair and of President and Chief Executive Officer are held separately by two individuals. This has been the case since 1995, when Banner was formed to become the holding company for Banner Bank. The Board believes this structure is appropriate for Banner because it provides the Board with capable leadership and independence from management. It also allows the President and Chief Executive Officer to focus on the day-to-day business of managing Banner, while the Chair leads the Board.
Committees and Committee Charters
The Board of Directors has established standing Executive, Audit, Compensation and Human Capital, Corporate Governance/Nominating, Credit Risk, and Risk Committees. The Board has adopted written charters for each committee other than the Executive Committee. These charters are available on our website at https://investor.bannerbank.com. Our directors’ current membership on these committees is reflected below.

22	BANNER CORPORATION 2025 PROXY STATEMENT

Corporate Governance

Audit	Compensation and Human Capital	Corporate Governance/ Nominating	Credit Risk	Executive	Risk
Ellen R.M. Boyer	✓	✓ *(Chair)*			✓	
Connie R. Collingsworth		✓	✓ *(Chair)*		✓	
Margot J. Copeland		✓		✓		
Mark J. Grescovich				✓	✓	✓
Roberto R. Herencia (Board Chair)		✓	✓	✓	✓ *(Chair)*	
David A. Klaue	✓		✓			
John R. Layman	✓					✓
John Pedersen	✓			✓ *(Chair)*	✓	✓ *(Chair)*
Kevin F. Riordan	✓ *(Chair)*	✓		✓	✓	
Terry S. Schwakopf			✓			✓
Paul J. Walsh	✓					✓

Executive Committee. The Executive Committee acts for the Board of Directors when formal Board action is required between regular meetings. The Committee has the authority to exercise all powers of the full Board of Directors, except that it does not have the power to, among other things, declare dividends, authorize the issuance of stock, amend the Bylaws or approve any agreement of merger or consolidation other than mergers with Banner subsidiaries. The Executive Committee did not meet during the year ended December 31, 2024.
Audit Committee. The Audit Committee oversees management’s fulfillment of its financial reporting responsibilities and maintenance of an appropriate internal control system. It also has the sole authority to appoint or replace our independent registered public accounting firm (“Independent Auditor”) and oversees the activities of our internal audit functions. The Audit Committee also assists the Board in fulfilling its oversight responsibilities relating to the quality and integrity of financial reports and other financial information provided by the Corporation and the Corporation’s systems of internal accounting and financial controls; the oversight and periodic evaluation of the Independent Auditor’s qualifications, independence and performance; the annual performance review and compensation of the Chief Audit Executive; the compliance by the Corporation with legal and regulatory requirements, including disclosure controls and procedures with respect to financial reporting matters; review of controls governing relevant cybersecurity incident and risk disclosures; coordination with the Corporation’s Compensation and Human Capital Committee regarding any application of the Corporation’s Compensation Recovery Policy; and the review of internal controls related to external ESG reporting.
In 2024, the Audit Committee conducted a competitive request for proposals from independent registered public accounting firms. Following a rigorous evaluation process, the Committee determined to continue its engagement of Moss Adams as independent registered public accounting firm for Banner Bank and Banner Corporation.
The Corporation’s Independent Auditor routinely attends Audit Committee meetings and the Audit Committee regularly meets in executive session with the Corporation’s Independent Auditor. The Audit Committee also routinely meets in executive session with the Corporation’s Chief Audit Executive.

BANNER CORPORATION 2025 PROXY STATEMENT	23

Corporate Governance
The Audit Committee believes it has fulfilled its responsibilities under its charter. The Committee met nine times during the year ended December 31, 2024. Each member of the Audit Committee is “independent,” in accordance with the requirements for companies quoted on The Nasdaq Stock Market (“Nasdaq”). In addition, the Board of Directors has determined that Committee members Boyer and Riordan meet the definition of “audit committee financial expert,” as defined by the SEC.
Compensation and Human Capital Committee. The Compensation and Human Capital Committee sets compensation policies and levels for directors and executive officers and oversees all of our salary and incentive compensation programs. The Committee seeks to ensure that our compensation programs appropriately balance risk and reward. The Committee considers a wide variety of human capital management matters, including talent management and succession planning, diversity and inclusion initiatives and results, and pay equity reviews and results. The Committee also oversees ESG matters related to human capital resource management in coordination with the Corporate Governance/Nominating Committee; and oversees and administers the Corporation’s Compensation Recovery Policy.
The Compensation and Human Capital Committee believes it has fulfilled its responsibilities under its charter. The Committee met five times during the year ended December 31, 2024. Each member of the Compensation and Human Capital Committee is “independent,” in accordance with the requirements for companies quoted on Nasdaq. In addition, each member of the Committee also qualifies as a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.
The Committee meets, outside of the presence of our CEO, Mr. Grescovich, to discuss his compensation and to make its associated recommendations to the full Board, which then votes on Mr. Grescovich’s compensation. Mr. Grescovich makes recommendations to the Committee regarding the compensation of all other executive officers. The Committee considers Mr. Grescovich’s recommendations and makes a recommendation to the full Board, which then votes on executive compensation.
Additional discussion regarding the Committee’s significant activities for fiscal year 2024 can be found in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement.
Corporate Governance/Nominating Committee. The Corporate Governance/Nominating Committee oversees the Corporation’s efforts to maintain the highest standards and best practices in all critical areas relating to the management of the business of Banner. The Committee oversees the Board’s annual review of Board performance and reviews and recommends to the Board corporate governance guidelines. Additionally, the Committee reviews the Corporation’s ESG framework and initiatives and reviews policies and programs that relate to matters of corporate social responsibility. The Committee is also responsible for succession planning for the Board of Directors, including identifying needed skills and backgrounds (including cybersecurity experience), developing a list of nominees for board vacancies and selecting nominees for directors. The Committee also oversees our directors’ continuing education and ongoing training.
The Corporate Governance/Nominating Committee believes it has fulfilled its responsibilities under its charter. Each member of the Committee is “independent,” in accordance with the requirements for companies listed on Nasdaq. The Committee met six times during the year ended December 31, 2024.
Credit Risk Committee. The Credit Risk Committee provides oversight of Banner’s credit risk structure and the processes established to identify, understand, measure, monitor and manage Banner’s credit risks. The Committee serves as the primary point of contact between the Board and the management-level committees dealing with credit risk management. The Committee is intended to enhance the Board’s oversight and understanding of credit risk management activities and the effectiveness thereof. Additional detail is provided below in “Board Involvement in the Risk Management Process.” The Credit Risk Committee met four times during the year ended December 31, 2024.
Risk Committee. The Risk Committee provides oversight of our enterprise-wide risk structure and the processes established to identify, measure, monitor and manage our capital risk, market/price risk, liquidity risk, interest rate risk, operational risk, technology/cybersecurity risk, legal/regulatory compliance risk, people risk, reputation risk, strategic

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risk, and environmental, social and climate change risk. The Committee is responsible for reviewing the Corporation’s progress on ESG risk management initiatives and activities, including climate change risk management relative to any stated ESG program goal. The Committee also reviews management’s strategies and policies for managing these risks and serves as the primary point of contact between the Board and senior management in assessing enterprise-wide risk management activities and effectiveness. Additional detail is provided below in “Board Involvement in the Risk Management Process.” The Risk Committee met five times during the year ended December 31, 2024.
Executive Sessions
Our Board regularly uses executive sessions to provide opportunities for candid and confidential conversations among the independent directors. Executive sessions are also used for discussions with specific individuals, including both executive officers and third parties, to enable the Board and its committees to more effectively fulfill their responsibilities.
Director Independence
Our common stock is listed on The Nasdaq Global Select Market. In accordance with Nasdaq rules, at least a majority of our directors must be independent directors. The Board has determined that 10 of our 11 directors are independent, as defined by Nasdaq. Ellen R.M. Boyer, Connie R. Collingsworth, Margot J. Copeland, Roberto R. Herencia, David A. Klaue, John R. Layman, John Pedersen, Kevin F. Riordan, Terry S. Schwakopf and Paul J. Walsh are independent.
Director Tenure
The Corporate Governance/Nominating Committee seeks to select directors who will contribute to Banner’s corporate goals. In this endeavor, the Committee recognizes the importance of Board refreshment as well as the value of Board tenure. As of the record date, March 14, 2025, two of Banner’s 10 non-management directors have served on the Board for less than four years, four have served for four to eight years and four have served for more than eight years.

Director Independence
91%
10 of 11 directors are independent

Board Involvement in the Risk Management Process
The Board of Directors recognizes that effective risk management requires a high level of cooperation between the Board and senior management. Nonetheless, the Board has established and maintains its independence in overseeing the conduct of Banner, including the risk management process. The Board’s structure supports its risk oversight

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Corporate Governance
function by maintaining Audit, Credit Risk and Risk Committees and through the separation of the positions of Board Chair and President and Chief Executive Officer as described above.
Directors keep themselves informed of the activities and condition of Banner and of the risk environment in which it operates by regularly attending Board and assigned committee meetings, and by review of meeting materials, auditor’s findings and recommendations, and supervisory communications. Directors stay abreast of general industry trends and any statutory and regulatory developments pertinent to Banner and the Bank through periodic briefings from senior management, counsel, auditors or other consultants, and through formal director education. The Corporate Governance/Nominating Committee monitors and evaluates director training and information resources.
The Board oversees the conduct of Banner’s business and risk management functions by:
•Monitoring the selection, evaluation and retention of competent senior management;
•Establishing, with senior management, Banner’s strategic business objectives, and adopting operating policies to support these objectives in a legal and sound manner;
•Monitoring operations to ensure that they are controlled adequately and are in compliance with laws and policies;
•Overseeing Banner’s business performance; and
•Ensuring that the Bank helps to meet our communities’ credit needs.
These responsibilities are governed by a complex framework of federal and state laws and regulations as well as regulatory guidelines applicable to the operation of Banner and the Bank.
The Board ensures that all significant risk-taking activities are covered by written policies that are communicated to appropriate employees. Specific policies cover material credit, market, liquidity, operational, cybersecurity, legal and reputation risks. The policies are formulated to further Banner’s business plan in a manner consistent with safe and sound practices. The Board requires that all such policies be monitored by senior management to help ensure that they conform with changes in laws and regulations, economic conditions, and Banner’s and the Bank’s circumstances. The policies are implemented by senior management who develop and maintain procedures, including a system of internal controls, designed to foster sound practices, to comply with laws and regulations and to protect Banner against external crimes and internal fraud and abuse. Banner maintains a Board-approved policy governing the responsible use of generative artificial intelligence, which is designed to address the potential benefits and risks of this technology.
The Board’s policies also establish mechanisms for providing the Board with the information needed to monitor Banner’s operations. Senior management reports to the Board in a form meaningful to directors, who recognize that the level of detail and frequency of individual senior management reports will vary with the nature of the risk under consideration and Banner’s and the Bank’s unique circumstances.
The Board has maintained a Risk Committee since September 2010. The Risk Committee reviews management’s strategies and policies for managing enterprise-wide risks and the processes established to identify, measure, monitor and manage those risks. The Risk Committee also serves as the primary point of contact between the Board and senior management in assessing enterprise-wide risk management activities and effectiveness.
In 2020, the Board further enhanced its risk management oversight through the establishment of the Credit Risk Committee. The Credit Risk Committee provides oversight regarding Banner’s credit risk structure and the processes established to identify, understand, measure, monitor and manage our credit risks. The establishment of the Credit Risk Committee allows for more focused oversight of credit risks by directors with relevant expertise, while simultaneously enabling the Risk Committee to devote its attention to other key enterprise risks, including cybersecurity, anti-money laundering, fraud, legal and regulatory risk. The Risk Committee receives regular reports from management in each of these key risk areas.

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The Board has also established a mechanism for independent third-party review and testing of compliance with policies and procedures, applicable laws and regulations, and the accuracy of information provided by senior management. This is accomplished, for example, by the Chief Audit Executive reporting directly to the Audit Committee. In addition, an annual external audit is performed. The Audit Committee reviews the independent registered public accounting firm’s findings with senior management and monitors senior management’s efforts to resolve any identified issues and recommendations. The Audit Committee provides regular reports of its activities to the Board.
The Board also reviews regulatory reports of inspection and examination or other supervisory activity, and any other material correspondence received from Banner’s regulators. Findings and recommendations, if any, are carefully reviewed, and progress in addressing such matters is routinely monitored.
Cybersecurity Risk Management
The Board of Directors oversees our management of information and cybersecurity risks. We manage cybersecurity risks through our Information Security Program and related policies and standards. The Board of Directors plays a crucial role, annually reviewing and approving the Information Security Program. The Board’s Corporate Governance/Nominating Committee considers information technology and cybersecurity expertise when assessing potential director candidates, to help ensure the Board of Directors has the capability to appropriately oversee management’s activities in these areas. The Board’s Risk Committee directly oversees information technology and cybersecurity activities and risks through the review of regular management reporting and discussions with senior management regarding the effectiveness of our Information Security Program. In connection with its review of these risks, the Risk Committee also reviews management’s plans to mitigate risk. Our cybersecurity risk management and strategy are integrated into our enterprise-wide risk management program, which leverages a “three lines of defense” model to manage risk within the organization. Technology risk (including cybersecurity risk) is identified as a key risk area, with management measuring inherent risk, mitigating controls, and residual risk on a quarterly basis.

CYBERSECURITY GOVERNANCE PRINCIPLES
•Protect the confidentiality, integrity and availability of Banner data by means of comprehensive security policies, processes and technologies that allow for the proper protection of data and that facilitate secure, robust access
•Continually maintain a scalable, secure and reliable production environment by means of advanced security processes and technologies to facilitate comprehensive attack identification, analysis and response
•Design and maintain a secure digital environment to protect and enable Banner’s operations by implementing effective and secure technologies
•Establish a mutual culture of security by creating a secure environment and a strong alliance with all employees in the practice of information security
•Engage external expertise as part of the verification and ongoing testing of an effective cybersecurity program

The ability to mitigate cybersecurity risks depends on an effective risk assessment process that identifies, measures, controls, and monitors material risks from cybersecurity threats. These threats include any potential unauthorized activities that could compromise the confidentiality, integrity, or availability of Banner’s information systems and data. Our Information Security Program includes a comprehensive information security risk assessment that incorporates the following elements:
•Identifying threats, measuring risk, defining information security requirements, and implementing controls to reduce risk;

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Corporate Governance
•Identifying reasonably foreseeable internal and external threats that may lead to unauthorized disclosure, misuse, alteration, or destruction of sensitive information or information systems;
•Assessing the likelihood and potential damage posed by these threats, considering the degree of information sensitivity and the Bank’s operations, inclusive of substantive changes to people, processes and technology;
•Aligning our Information Security Program with our enterprise-wide risk management program, which identifies, measures, mitigates and monitors risk;
•Evaluating the adequacy of policies, procedures, information systems, and other arrangements in place to control identified risks, considering the Bank’s operations, inclusive of substantive changes to people, processes and technology;
•Conducting internal and third-party security assessments, including penetration testing; and
•Overseeing third-party vendor risk through due diligence and monitoring.
In designing our Information Security Program, we refer to established industry frameworks – in particular, the Federal Financial Institutions Examination Council (FFIEC) and guidance from the International Organization for Standardization (ISO). These frameworks provide best practices for managing cybersecurity risks and ensuring information security, and we consider them to be aspirational benchmarks to help inform the design of our Information Security Program.
Banner uses a cross-functional approach to identify, prevent, and mitigate cybersecurity threats and incidents. We have established procedures for the timely escalation and, when required, disclosure of cybersecurity incidents, supported by a formal incident response plan that outlines the steps we will take to respond to a cybersecurity incident.
Code of Ethics and Ethics Officer
Banner has adopted a Code of Ethics and Business Conduct (“Code of Ethics”), which incorporates corporate governance best practices and is applicable to directors, officers and employees. All new hires undergo interactive online training, after which they must certify they understand and will abide by the Code of Ethics. This training and certification process is repeated annually for all employees. Directors also provide a similar certification annually.
The Code of Ethics is reviewed by our Board of Directors on an annual basis and was reapproved in 2024 without revision. The Code of Ethics covers areas such as conflicts of interest, insider trading, regulatory and compliance issues, reporting complaints and concerns, and other ethics-related policies and procedures. The Code of Ethics is available on Banner’s website at https://investor.bannerbank.com.
On June 26, 2018, Banner established the position of Ethics Officer, responsible for overall administration of Banner’s ethics program, and for handling particular ethics and conflicts of interest issues. General Counsel Sherrey Luetjen serves as the Corporation’s Ethics Officer. Banner uses EthicsPoint, a third-party website and hotline complaint service, and provides information as to the availability of that service on its website and in its internal communications. The EthicsPoint service is available to any person, including employees and clients, to report any ethical violation they believe to have occurred or any other concern they believe may warrant management’s attention. Reports can be submitted anonymously. Every EthicsPoint report is automatically routed to an established group of executives, which includes our Ethics Officer and our Chief Audit Executive, as well as the Chair of the Board’s Audit Committee, who is an independent director. Additional management representatives are engaged as appropriate to assess each report. Any complaints relating to financial record-keeping or reporting are disclosed to and reviewed by the Audit Committee ahead of the release of key financial reports. Additionally, the Ethics Officer presents an annual report to the Audit Committee regarding the Corporation’s ethics program, including the status of employee training and a summary of all ethics matters addressed throughout the year.

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Insider Trading Policy and Procedures
The Board of Directors has adopted an insider trading policy and procedures governing trading in Banner’s securities by its directors, officers and employees. The policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. The policy and procedures cover permissible timing of trades, as well as prohibitions on certain types of trades including short sales, transaction in publicly traded options and other types of hedging transactions. The policy also prohibits holding Banner securities in margin accounts or pledging Banner securities for any purpose, with the exception of pledges in effect before the policy was adopted. In addition to the policy and procedures, the Company also seeks to comply with all applicable securities laws when transacting in its own securities. The foregoing summary does not purport to be complete and is qualified in its entirety by our insider trading policy, a copy of which is available as Exhibit 19 to Banner’s Annual Report on Form 10-K for the year ended December 31, 2024.
Annual Meeting Attendance by Directors
We do not have a policy regarding directors’ attendance at annual meetings of shareholders. All current directors attended last year’s virtual annual meeting of shareholders.
Shareholder Communications with the Board
The Board of Directors maintains a process for shareholders to communicate with the Board. Shareholders wishing to communicate with the Board of Directors should send any communication to the Secretary, Banner Corporation, 10 S. First Avenue, Walla Walla, Washington 99362. Any communication must state the number of shares beneficially owned by the shareholder making the communication. The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action.
Succession Planning
Succession planning and leadership development are key priorities for Banner’s Board of Directors and management. The Board regularly reviews our talent development activities in support of our business strategy, engaging in meaningful discussion regarding Banner’s development programs, leadership bench and succession plans, with a focus on key positions at the senior executive level and other critical roles. Throughout the year, the Board or its committees engage in a variety of activities in support of succession planning.
In 2023, the executive team embarked on a comprehensive executive coaching and development program. The program included personalized coaching, a number of assessments including a 360-degree feedback process to gain a holistic understanding of leadership potential, and the creation of individual development plans to align with future leadership growth areas. In 2024, as part of our commitment to fostering a culture of growth and continuous improvement, we partnered with a global organizational consulting firm to design a custom comprehensive leadership development program for non-executive senior leaders at Banner. The program is designed to broaden perspectives on personal development, enhance leadership skills, and foster a growth mindset. It aims to strengthen our talent pipeline, support a culture of innovation, and reinforce our employee value proposition.

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Corporate Governance

Activity	Succession Planning Impact
Talent and succession planning	Provides directors with detailed insight on senior management selection, high-potential leaders, succession readiness, leadership development, and diversity, to build and maintain a pipeline of skilled and capable individuals ready to assume critical roles within the organization
Employee engagement and organizational effectiveness review	Informs the directors as to the current state of Banner’s talent base in terms of employee engagement levels and overall organizational effectiveness
Enterprise-wide human capital risk assessment report	Enables Board oversight of human capital risk and related mitigation efforts regarding talent recruitment, development and retention
Related Party Transactions
We have a number of written policies governing transactions with related parties. These policies are intended to ensure that all transactions entered into with related parties are in the best interests of Banner and its shareholders. As a general rule, transactions by Banner with directors and officers and their related interests are prohibited. An exception applies to normal banking relationships.
Our Code of Ethics provides that employees should avoid situations that interfere with their duties or responsibilities to Banner or that affect their ability to act in Banner’s best interests. When faced with a situation that an employee believes could present a conflict of interest or the appearance of a conflict of interest, our Code of Ethics guides them to consider whether a specific policy or procedure may apply, whether pre-clearance or disclosure is required, whether the situation would appear to an impartial observer to present a conflict, and whether public disclosure of the matter would impact Banner’s reputation. When in doubt, the employee should discuss the situation with their manager or Banner’s Ethics Officer. Additional requirements and/or restrictions apply to specific circumstances, including conflicts of interest involving an employee’s influence or authority over a related person’s employment, compensation or work conditions or an employee’s involvement in financial transactions with other Banner employees, clients or suppliers. Our Code of Ethics requires that employees authorized to approve or award orders, contracts, commitments or engagements of goods or service to third parties must make such decisions based on objective business standards. Each year, our directors and executive officers complete a questionnaire to identify related entities and individuals and disclose any related party transactions.
The Bank maintains a policy regarding the granting of loans to our employees, officers and directors, which is designed to fully comply with all applicable federal and state regulations. All outstanding loans to our directors and executive officers: (1) were made in the ordinary course of business; (2) were made on the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank; and (3) did not involve more than the normal risk of collectability or present other unfavorable features when made. Loans made to executive officers and directors are granted pursuant to the normal underwriting procedures of the Bank. Loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to that person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. All lines of credit to insiders that, combined with other loans, do not exceed $500,000 for directors and their related interests or $100,000 for executive officers and that do not fall within the exceptions to Regulation O of the Board of Governors of the Federal Reserve System (“Federal Reserve”) must be approved by the Board of Directors at least annually. All loan approval and review procedures are governed by written policies.
Each director and executive officer discloses to us all related interests on an annual basis. Deposit and loan accounts of directors, executive officers and related interests are then coded in our systems so that developments can be

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tracked. Our Regulation O officer, a compliance specialist, monitors developments monthly and completes and submits to the Board of Directors a quarterly report of Regulation O compliance.
Stock Ownership Guidelines
Our stock ownership guidelines require directors and executive officers to own shares of Banner’s common stock equal to a multiple of the individual’s annual cash director retainer or base salary, as applicable. The guidelines are intended to further align the interests of our directors and executive officers with the interests of our shareholders. The Compensation and Human Capital Committee re-evaluates the ownership guidelines annually with the assistance of an independent compensation consultant, and considers potential adjustments to applicable multipliers based on market data. Directors and executives are permitted to meet the ownership guidelines over time and are subject to limitations on divesting shares until the applicable ownership level is met. The stock ownership guidelines, including details regarding the status of directors’ and executives’ compliance with the guidelines, are discussed in greater detail in “Compensation Discussion and Analysis – Stock Ownership Guidelines.”

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Corporate Responsibility: Supporting Stakeholder Value
Corporate Responsibility: Supporting Stakeholder Value
Operating a sustainable business that delivers long-term shareholder value while maintaining our established risk appetite and well-capitalized position is not a simple undertaking. At Banner, we strive to build long-term value for our stakeholders by focusing on a core banking competency that is sustainable through change and scalable with acquisition growth. Corporate responsibility, which includes our governance, environmental, human capital and community engagement efforts, provides a framework for conveying and enhancing the meaningful efforts Banner Bank undertakes to serve our shareholders, clients, colleagues and communities. We recognize that efforts to create and sustain long-term stakeholder value must be incorporated into both our daily operations and our long-term strategy, and we pursue corporate responsibility initiatives that support this objective.
•Strong governance has long been a key component of our success, and we continuously seek to enhance our governance practices. To further increase our accountability to shareholders, we have declassified our Board so that beginning this year, all directors will serve one-year terms. Additionally, it is important for all directors to not only be appropriately qualified, but also to be familiar with Banner’s business and understand their duties as a director. To assist with this important objective, Banner expanded its director onboarding and continuing education efforts in 2023. The onboarding program serves as a guide for the recruitment process and onboarding of new directors to support a smooth transition, while both the onboarding program and continuing education efforts help directors to stay abreast of current issues and trends affecting Banner. We have also continued our program launched in 2022 to partner each director with a specific executive officer, to foster mutual learning and understanding and further strengthen relationships between our directors and our executives.
•We know our human capital is integral to our long-term success. Accordingly, we invest in our employees and aim to offer competitive compensation and benefits, career development and advancement opportunities, and an equitable and inclusive culture. Banner aims to benefit from engaging the best and brightest talent, including individuals who possess a broad range of experiences, backgrounds and skills. We believe that having an employee base reflective of our communities will help us to better serve our clients—and that supportive and inclusive environments empower our employees to perform at their best. We also understand the importance of employees receiving equitable compensation for similar work and having an equal opportunity to contribute and advance in the workplace, and are committed to practices that support these goals.
•We endeavor to create positive change in the communities we serve through our day-to-day business activities, longer-term strategic initiatives and charitable support. One key measure of the Bank’s community impact is its Community Reinvestment Act (CRA) rating, which is issued by the FDIC. As of the voting record date, Banner Bank had received a rating of “Outstanding” in its most recent CRA examination. This is the highest rating available and indicates that the FDIC has determined the Bank has an outstanding record of helping to meet the credit needs of its assessment area, including low- and moderate-income neighborhoods, in a manner consistent with the Bank’s resources and capabilities. We also encourage employees to engage with the communities where they live and work, and we offer employees up to 16 hours of paid time off to volunteer at non-profit organizations of their choice.
•We believe that environmental considerations are critically important and we actively support clients pursuing innovative, environmentally responsible endeavors. We have also begun assessing our own environmental impact to better inform our future decisions. In 2022, we began to measure our emissions and in 2023, we published our inaugural Task Force on Climate-related Financial Disclosures (TCFD) report describing our climate-related risks and opportunities, how we identify and manage those risks including scenario analysis, and our initial Scope 1 and Scope 2 greenhouse gas emissions calculations. Banner has also adopted the “notice and access model” for the delivery of our annual meeting materials to shareholders, greatly reducing

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Corporate Responsibility: Supporting Stakeholder Value
the environmental impact associated with producing and delivering large quantities of printed materials while also reducing our costs associated with the annual meeting.
These considerations are discussed in greater detail on our website at www.bannerbank.com/impact. Additionally, detailed human capital metrics and a description of our cybersecurity risk management approach are provided in our most recent Annual Report on Form 10-K, as filed with the SEC.

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Directors’ Compensation
Directors’ Compensation
Director Compensation Table
The following table shows the compensation paid to our directors for 2024, with the exception of Mark J. Grescovich, a director and our President and Chief Executive Officer, whose compensation is included in the section entitled “Executive Compensation.” Compensation data below excludes amounts reimbursed for approved business expenses.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	All Other Compensation ($)		Total ($)
Ellen R.M. Boyer	71,500		65,308	4,170	(2)	140,978
Connie R. Collingsworth	69,500		64,959	5,528	(2)	139,987
Margot J. Copeland	62,000		57,897	3,699	(2)	123,596
Roberto R. Herencia	108,000		95,061	7,656	(2) (3)	210,717
David A. Klaue	64,000		57,897	4,925	(2)	126,822
John R. Layman	64,000	(4)	57,897	4,925	(2)	126,822
John Pedersen	85,000		72,674	6,660	(2) (3)	164,334
Kevin F. Riordan	80,000	(4)	67,749	5,761	(2)	153,510
Terry S. Schwakopf	62,000		57,897	4,925	(2)	124,822
Paul J. Walsh	64,000		57,897	3,699	(2)	125,596
(1)Represents the aggregate grant date fair value of awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation – Stock Compensation” (“FASB ASC Topic 718”). For a discussion of valuation assumptions, see Note 1 of the Notes to Consolidated Financial Statements in Banner’s Annual Report on Form 10-K for the year ended December 31, 2024. The directors had the following number of unvested stock awards or restricted stock units outstanding on December 31, 2024: Ms. Boyer, 1,462; Ms. Collingsworth, 1,462; Ms. Copeland, Mr. Klaue, Mr. Layman, Ms. Schwakopf and Mr. Walsh, 1,299 each; Mr. Herencia, 2,166; Mr. Pedersen, 1,624; and Mr. Riordan, 1,516.
(2)Includes dividends and/or dividend equivalents accrued during 2024 on restricted stock and/or restricted stock units.
(3)Includes business and occupation tax reimbursement. Effective July 1, 2010, Washington State subjects directors’ fees to a business and occupation tax, which may be reduced by a small business tax credit allowance. The rate for 2024 was 1.5%. Banner has agreed to reimburse or pay the tax on the director’s behalf.
(4)Fees were deferred pursuant to a deferred fee agreement, as described below. Mr. Layman deferred $64,000 and Mr. Riordan deferred $72,000.
Non-employee directors receive an annual cash retainer of $50,000, paid monthly, and an annual restricted stock or restricted stock unit award of $60,000. Annual cash retainers for committee members (including the committee chairs) are as follows: Audit Committee, $8,000; Compensation and Human Capital Committee, $6,000; Corporate Governance/Nominating Committee, $6,000; Credit Risk Committee, $6,000; and Risk Committee, $6,000. The Board Chair and various committee chairs receive additional retainers as follows, paid 50% in cash and 50% in restricted stock or restricted stock units: the Board Chair, $80,000; the Audit Committee Chair, $20,000; the Compensation and Human Capital Committee Chair, the Corporate Governance/Nominating Committee Chair, the Credit Risk Committee Chair and the Risk Committee Chair $15,000 each. These fees compensate the directors for service on the Boards of Directors of both Banner Corporation and Banner Bank and are paid equally by each entity.
In order to encourage the retention of qualified directors, we have entered into deferred fee agreements whereby directors may defer payment of all or a portion of their regular fees. Each participant may direct the investment of the

34	BANNER CORPORATION 2025 PROXY STATEMENT

Directors’ Compensation
deferred fees toward the purchase various investment funds offered under Banner’s nonqualified deferred compensation plan. We have established grantor trusts to hold the investments. The assets of the trusts are considered part of our general assets and the directors have the status of unsecured creditors of Banner with respect to the trust assets. The deferred fee agreements provide pre-retirement death and disability benefits in an amount equal to the value of the director’s account balance upon the occurrence of either event. A director may receive the balance of his or her account in a lump sum or in annual installments over a period as previously elected at the time of enrollment. In connection with its acquisitions, Banner also assumed liability for certain deferred compensation plans for the acquired institutions’ directors. At December 31, 2024, our estimated deferred compensation liability accrual with respect to non-employee directors under these agreements was $3.9 million.

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Compensation Discussion and Analysis
Compensation Discussion and Analysis
This section discusses our executive compensation philosophy and programs, and is intended to give context to the tables that follow in the section entitled, “Executive Compensation.” In particular, we address the 2024 compensation of the following named executive officers:

Name	Title
Mark J. Grescovich	President and Chief Executive Officer
Robert G. Butterfield	Executive Vice President and Chief Financial Officer
Cynthia D. Purcell	Executive Vice President and Chief Strategy and Administration Officer
James M. Costa	Executive Vice President, Chief Risk Officer and Chief Operating Officer
Sherrey L. Luetjen	Executive Vice President, General Counsel

Executive Summary
2024 Business Highlights. Banner’s successful execution of its super community bank model and strategic initiatives has delivered solid core operating results and profitability over the last several years and demonstrates our ability to weather market headwinds. For the year ended December 31, 2024, Banner reported net income available to common shareholders of $168.9 million, or $4.88 per diluted share, compared to $183.6 million, or $5.33 per diluted share for 2023. Banner’s longer term strategic initiatives continue to focus on originating high-quality assets and client acquisition, which we believe will continue to generate strong revenue while maintaining the Banner’s moderate risk profile.
2024 Financial Highlights
•Revenues were $608.6 million for the year ended December 31, 2024, compared to $620.4 million for the prior year.
•Net interest income was $541.7 million for the year ended December 31, 2024, compared to $576.0 million for the prior year.
•Net interest margin, on a tax equivalent basis, was 3.75% compared to 4.01% in the prior year.
•Mortgage banking revenue was $12.2 million for the year ended December 31, 2024, compared to $11.8 million in the prior year.
•Income from deposit fees and other service charges was $43.4 million for the year ended December 31, 2024, compared to $41.6 million for the prior year.
•Non-interest expense was $391.5 million for the year ended December 31, 2024, compared to $382.5 million for the prior year.
•Return on average assets was 1.07% for year ended December 31, 2024, compared to 1.18% for the prior year.
•Efficiency ratio was 64.33%, compared to 61.66% in the prior year.
•Net loans receivable increased 5% to $11.20 billion at December 31, 2024, compared to $10.66 billion a year ago.
•Non-performing assets were $39.6 million, or 0.24% of total assets, at December 31, 2024, compared to $30.1 million, or 0.19% of total assets, a year ago.

36	BANNER CORPORATION 2025 PROXY STATEMENT

Compensation Discussion and Analysis
•The allowance for credit losses - loans was $155.5 million, or 1.37% of total loans receivable, at December 31, 2024, compared to $149.6 million, or 1.38% of total loans receivable a year ago.
•Total deposits were $13.51 billion at December 31, 2024, compared to $13.03 billion a year ago.
•Core deposits represented 89% of total deposits at December 31, 2024.
•Cash dividends paid to shareholders were $1.92 per share, consistent with the prior year.
•Common shareholders’ equity per share increased to $51.49 at December 31, 2024, compared to $48.12 a year ago.
•Tangible common shareholders’ equity per share (non-GAAP) decreased 1% to $40.57 at December 31, 2024, compared to $37.09 a year ago.
Banner reports its financial results in accordance with general accepted accounting principles in the United States (“GAAP”). However, management uses both GAAP and non-GAAP financial measures to assess performance in its incentive plans as it believes the additional non-GAAP measures can provide useful and comparative information – for example, to assess trends in Banner’s core operations. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP. A reconciliation of these non-GAAP financial measures can be found beginning on page 37 of our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC or, to the extent such measures are not included in the Form 10-K, in the Annex to this Proxy Statement. Because not all companies use the same calculations, our presentation may not be comparable to other similarly titled measures as calculated by other companies.
2024 Executive Compensation. Our executive compensation program is designed to encourage and reward sustainable growth in company value while prudently managing risk and aligning the interests of our executives with those of our shareholders. The structure of our program has been important in support of our growth objectives and the critical need to keep our most senior leaders focused on the execution of our business strategy. Our executive compensation program focuses primarily on three components: base salary, short-term incentive compensation and long-term incentive compensation. The pay-for-performance and governance principles that guide our program were fundamental to the compensation decisions made by the Compensation and Human Capital Committee for 2024, as further detailed in the “What Guides Our Program” section below.
Results of Shareholder Vote on Executive Compensation. On an annual basis, our shareholders have the opportunity to vote to approve executive compensation, commonly known as a say-on-pay proposal. At the 2024 annual meeting of shareholders, the resolution was approved by more than 96% of the shares present for purposes of voting on executive compensation. The Board and the Compensation and Human Capital Committee considered the affirmative vote of the shareholders on the say-on-pay resolution at last year’s annual meeting as additional confirmation that our existing executive compensation practices were reasonable and aligned with the interests of our shareholders.

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Compensation Discussion and Analysis
Executive Compensation Practices. We are committed to strong compensation governance and continually monitor the evolution of best compensation practices. Key practices incorporated into our program are reflected below.

What We Do	What We Don’t Do

Regular review of pay versus performance
•Ongoing review by the Compensation and Human Capital Committee
•Includes both absolute and relative assessment
•Involves use of compensation benchmarking peer group (see “Peer Group” section)

Rigorous and diversified performance metrics
•Annual review by the Compensation and Human Capital Committee
•Measurable goals established for both annual and long-term incentive awards
•Goals are diversified and rigorous but attainable

Clawback of compensation
•The Executive and Long-term Incentive Plans both provide that incentive awards are subject to clawback in the event of an executive’s misconduct or if Banner is required to prepare an accounting restatement due to error, omission or fraud.

Use of double-triggers
•Change-in-control severance arrangements and accelerated vesting on equity awards require double-trigger for benefit eligibility
•Second trigger involves executive’s loss of job, significant adverse change to employment terms and conditions, or denial of continuation or replacement of outstanding unvested awards by the acquiring company

Review of Committee charter
•The Compensation and Human Capital Committee reviews its charter annually to incorporate best-in-class compensation oversight practices

Independent compensation consultant
•The Compensation and Human Capital Committee engages an independent compensation consultant for advice

Stock ownership requirements
•Robust stock ownership requirements of 6x base pay for our CEO; 3x base pay for our CFO, COO, CBO and Chief Strategy and Administration Officer; and 2x base pay for other executive officers.

No repricing or cash buyouts of underwater stock options or stock appreciation rights
•Exercise prices may not be reduced
•Outstanding awards may not be replaced with stock options or stock appreciation rights with a lower exercise price except in limited circumstances or with shareholder approval
•Buyouts of underwater stock options or stock appreciation rights are not permitted

No excessive perquisites
•Limited executive perquisites consistent with the practices of our peer group and other comparable financial institutions

No hedging or pledging
•Directors and officers are prohibited from hedging or pledging company stock*

No tax gross-ups
•Parachute excise tax reimbursements and gross-ups will not be provided upon a change-in-control

* With the exception of pledges in effect before the policy was adopted.

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Compensation Discussion and Analysis
What Guides Our Program
Objectives and Overview of the Executive Compensation Program. Our executive compensation program is designed to establish an appropriate relationship between executive pay and Banner’s annual and long-term performance, to reflect the attainment of short- and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers, and to align the interests of management and shareholders.

PRINCIPLES UNDERLYING OUR EXECUTIVE COMPENSATION POLICIES
•Attract and retain key executives who are vital to our long-term success and are of the highest caliber
•Provide levels of compensation competitive with those offered throughout the financial industry and consistent with our level of performance, complexity and asset size
•Motivate executives to enhance long-term shareholder value by granting awards tied to the value of our common stock
•Integrate the compensation program with our annual and long-term strategic planning and performance measurement processes
•Develop, execute and govern all incentive compensation plans to discourage imprudent or excessive risk-taking and balance financial reward in a manner that supports Banner and its clients, employees and shareholders

The Compensation and Human Capital Committee considers a variety of objective and subjective factors in determining the compensation package for individual executives including: (1) the performance of Banner as a whole, with emphasis on annual performance factors and long-term objectives; (2) the responsibilities assigned to each executive; and (3) each executive’s performance of assigned responsibilities as measured by Banner’s progress during the year.
Target Total Direct Compensation. A significant portion of total compensation opportunity for our executives is performance-based, with goals focused on growing sustainable company value while prudently managing risk. In 2024, performance-based pay comprised 54% of our Chief Executive Officer’s target total direct compensation opportunity and an average of 41% for the other named executive officers. The following charts provide a summary.

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Compensation Discussion and Analysis
Compensation Governance. The Compensation and Human Capital Committee of the Banner Board of Directors is responsible for setting the policies and compensation levels for Banner directors, officers and employees, while the Compensation and Human Capital Committee of the Banner Bank Board of Directors is responsible for setting the policies and compensation levels for Banner Bank directors, officers and employees. Banner Bank is the primary subsidiary of Banner. Each Committee is responsible for evaluating the performance of the Chief Executive Officer, while the Chief Executive Officer evaluates the performance of other executive officers and makes recommendations to the appropriate Committee regarding compensation levels. The Chief Executive Officer is not permitted to attend Committee meetings during any voting or deliberations regarding his compensation.
Use of Compensation Consultants. From time to time, Banner’s Compensation and Human Capital Committee engages outside advisors to assist the Committee with its responsibilities. The Committee has engaged Pearl Meyer & Partners (Pearl Meyer), an independent consulting firm, to serve as the independent consultant to the Committee regarding executive and director compensation matters. The Compensation and Human Capital Committee conducted a competitive request for proposals from independent compensation consultants in 2023. Following a rigorous evaluation process, the Committee determined to continue its relationship with Pearl Meyer.
Pearl Meyer is retained by, and reports directly to, the Committee, and provided no other services to Banner in 2024. Based on standards promulgated by the SEC and Nasdaq to assess compensation advisor independence, as well as the analysis conducted by Pearl Meyer in its independence review, the Compensation and Human Capital Committee has concluded that Pearl Meyer is an independent and conflict-free advisor to the Committee.
Compensation Benchmarking and the Role of the Peer Group. The Compensation and Human Capital Committee uses comparative executive compensation data publicly available from a designated peer group of companies in combination with executive compensation survey data to evaluate the competitiveness of Banner’s executive compensation program. The Committee’s objective is to set total target compensation and benefit levels within the median range of market pay and benefit levels. Total compensation opportunities are intended to be consistent with market practices as established by the peer group described below to help Banner attract and retain talented executives and incentivize them to produce superior long-term shareholder returns.
The Compensation and Human Capital Committee reviews market compensation levels to determine whether total target compensation for our executive officers remains in the market median pay range and makes adjustments when appropriate. This assessment includes evaluation of base salary, annual incentive opportunities and long-term incentives. In addition, the Committee reviews other items of compensation and total rewards such as health benefits and retirement benefits in comparison to market. The Committee also reviews the competitive performance of Banner’s peers to help establish performance targets for incentive plans and to assess appropriate payout levels for performance. In analyzing this information, the Committee compares the pay of individual executives if it believes the positions are sufficiently similar to make meaningful comparisons and considers each executive’s level of responsibility, prior experience, job performance, contribution to Banner’s success and results achieved.
When establishing base salaries and target pay opportunities for our named executive officers for 2024, the Compensation and Human Capital Committee in June 2023 reviewed competitive market data prepared by Pearl Meyer based on the 2023 peer group, which consisted of 20 financial institutions headquartered throughout the United States, ranging in total assets from approximately $12 billion to $32 billion as of December 31, 2022. Each year, the Compensation and Human Capital Committee, working with its independent compensation consultant, reviews the composition of the peer group and determines when changes should be made. The 2024 peer group was adjusted to include three additional companies meeting the desired size or business model criteria, resulting in 20 financial institutions ranging in total assets from approximately $12 billion to $31 billion as of December 31, 2023. In addition to providing benchmark data for the Committee’s consideration when establishing our named executive officers’ base salaries and target pay opportunities for 2025, the 2024 peer group is used for purposes of calculating relative performance under the 2024 Executive Incentive Plan described below. The members of our 2023 and 2024 peer groups are as follows:

40	BANNER CORPORATION 2025 PROXY STATEMENT

Compensation Discussion and Analysis

Ameris Bancorp**	Home BancShares, Inc.
Atlantic Union Bankshares Corporation	Independent Bank Group, Inc.
CVB Financial Corp.	NBT Bancorp Inc.
FB Financial Corporation	Pacific Premier Bancorp, Inc.
First Bancorp*	Renasant Corporation
First Busey Corporation	Sandy Spring Bancorp, Inc.
First Financial Bancorp.	Seacoast Banking Corporation of Florida*
First Financial Bankshares, Inc.*	Simmons First National Corporation**
First Interstate BancSystem, Inc.	Trustmark Corporation
First Merchants Corporation	United Community Banks, Inc.**
Glacier Bancorp, Inc.	WesBanco, Inc.
Heartland Financial USA, Inc.
*     Added to the peer group in 2024
**    Removed from the peer group in 2024
2024 Compensation Program Decisions in Detail
In forming the total compensation package for our named executive officers, the Compensation and Human Capital Committees focus primarily on the following three components:

Base Salary	Short-Term Incentive Compensation	Long-Term Incentive Compensation

Base Salary. The salary levels of named executive officers are designed to be competitive within the banking and financial services industries. The Compensation and Human Capital Committees take a number of factors into account when setting the base salaries of the named executive officers. These factors include peer data provided by the Committee’s compensation consultant, the officer’s level of experience, the responsibilities assigned to the officer, the officer’s performance during the previous year, and Banner’s overall financial health. In 2024, the named executive officers, other than Mr. Costa, received increases consistent with general staff salary increases for the year. Mr. Costa’s increase was in recognition of his promotion to Chief Operating Officer of Banner Bank effective May 2024.

Named Executive Officer	2023 Base Salary ($)	2024 Base Salary ($)	% Increase
Mark J. Grescovich	899,887	931,383	3.50%
Robert G. Butterfield	415,000	429,525	3.50%
Cynthia D. Purcell	439,875	455,271	3.50%
James M. Costa	424,350	500,000	17.83%
Sherrey L. Luetjen	379,500	392,783	3.50%
Incentive Compensation. The Compensation and Human Capital Committee believes that performance-based pay opportunities and stock ownership by our officers are significant factors in aligning the interests of the officers with those of shareholders. Awards granted under our incentive plans are determined based upon the officers’ level of responsibility and expected contributions to Banner and Banner Bank as judged by the Compensation and Human Capital Committee and the Board of Directors. The Compensation and Human Capital Committee considers a number

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Compensation Discussion and Analysis
of factors in granting awards. These factors differ from year to year but are fundamentally driven by the Committee’s view on what is necessary to most effectively support Banner’s business and leadership strategies.
Short-term Incentive Compensation. The Compensation and Human Capital Committee adopted criteria and rules for awarding and paying annual incentive payments to the named executive officers, as set forth in the Banner Corporation 2024 Executive Incentive Plan (“Executive Incentive Plan”). The purpose of the Executive Incentive Plan is to reward executives for their contributions to the performance and success of Banner and Banner Bank. Each participant is assigned a target award opportunity, which is expressed as a percentage of base salary, and a range of payout opportunities from 0% up to 150% of the target incentive. Awards are determined based on a weighted combination of corporate goals and individual performance goals. These goals and weightings, with the exception of those for the Chief Executive Officer, are established and proposed by the Chief Executive Officer, subject to the approval of the Compensation and Human Capital Committee. The weighted combination of corporate and individual performance goals for the Chief Executive Officer is determined by the Compensation and Human Capital Committee.
The annual incentive opportunities for the named executive officers, expressed as a percentage of base salary earned during 2024, were as follows:

Executive	Below Threshold	Threshold (50%)	Target (100%)	Stretch/Max (150%)
Chief Executive Officer	0%	50%	100%	150%
Other Named Executive Officers	0%	25-32.5%	50-65%	75-97.5%
For 2024, corporate goals for the named executive officers were weighted 80% and individual goals were weighted 20%.
The portion of the Executive Incentive Plan award tied to corporate performance is based on relative and absolute performance measures. If Banner’s financial performance relative to its peer group of financial institutions (see the “Compensation Benchmarking and the Role of the Peer Group” section above) is below the 25th percentile, the payout associated with that measure will not exceed the target payout, regardless of absolute performance, unless the Compensation and Human Capital Committee exercises discretion to waive the threshold requirement. For 2024, the Compensation and Human Capital Committee approved the following corporate performance measures for the named executive officers:

42	BANNER CORPORATION 2025 PROXY STATEMENT

Compensation Discussion and Analysis

Performance Measure (1)	Threshold	Target	Stretch	Weighting
	Absolute Performance Goals
Pretax Pre-provision Return on Average Assets (“PTPP ROA”) (2)	1.27%	1.49%	1.64%	30%
Efficiency Ratio (3)	64.60%	62.30%	60.04%	25%
Total Operating Revenue ($ in millions) (4)	$593.7	$615.6	$645.8	15%
	Performance Goal Relative to Peer Banks
Ratio of Non-performing Assets to Total Assets (%) (5)	25th percentile	50th percentile	75th percentile	10%
Payout as a Percentage of Target	50%	100%	150%
(1)In March 2024, the Compensation and Human Capital Committee selected the participants under the Executive Incentive Plan and established performance goals for all participants. The list of participants was updated throughout the year as needed to add newly hired executives.
(2)Defined as net income before taxes and prior to provision for credit losses, excluding foreclosed property expense, and amortization of intangibles, adjusted to remove realized gains/(losses) on securities, nonrecurring items and trading account income (as identified by S&P Global Market Intelligence) and Washington B&O tax expenses, divided by Average Total Assets.
(3)Efficiency Ratio reflected in the table above and used for compensation decisions is a non-GAAP financial measure defined as non-interest expense before foreclosed property expense, amortization of intangibles, goodwill impairments and Washington B&O tax expenses as a percent of net interest income and non-interest revenues, excluding realized gains/(losses) on securities, nonrecurring items, and trading account income (as identified by S&P Global Market Intelligence). This ratio may exclude certain nonrecurring expense items that would not be excluded when calculating the Efficiency Ratio pursuant to GAAP. The Efficiency Ratio used for purposes of the compensation decisions reflected in this Proxy Statement is the Adjusted Efficiency Ratio described in Banner’s Annual Report on Form 10-K for the year ended December 31, 2024 as a non-GAAP measure (see the Annex to this Proxy Statement for reconciliation of this non-GAAP financial measure to the related GAAP financial measure).
(4)Defined as net interest income plus non-interest income, adjusted to remove trading account income (as identified by S&P Global Market Intelligence); Total Operating Revenue does not include realized gains/(losses) on securities or nonrecurring revenue (see the Annex to this Proxy Statement for reconciliation of this non-GAAP financial measure to the related GAAP financial measure).
(5)Defined as nonaccrual loans and leases, renegotiated loans and leases, and real estate owned as a percentage of total assets, as of December 31, 2024, as reported by S&P Global Market Intelligence.
Individual performance goals are established toward the beginning of each plan year. An executive’s individual goals may relate to responsibilities, projects and initiatives specific to the executive’s function that are not covered in the corporate performance measurements, and may include areas such as: efficiency initiatives; succession planning; merger and acquisition and related integration activities; and new software or program implementation.
The Compensation and Human Capital Committee has the discretion to adjust awards as needed to reflect the business environment and market conditions that may affect Banner’s performance and incentive plan funding, or to waive, change or amend any of the Plan provisions as it deems appropriate.

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Compensation Discussion and Analysis
2024 Executive Incentive Plan Results. The following table summarizes Banner’s performance and resulting payouts associated with corporate goals for 2024.

Absolute Performance Measure	Performance Achieved	Payout Earned as a % of Target
Pretax Pre-provision Return on Average Assets (“PTPP ROA”)	1.47%	95.45%
Efficiency Ratio	62.29%	100.22%	(1)
Total Operating Revenue ($ in thousands)	$614,775	98.09%
Relative Performance Measure
Ratio of Non-performing Assets to Total Assets	86th percentile	150%	(2)

(1)Performance on this metric exceeded the target goal, qualifying for payout at the calculated level.
(2)Performance on this metric exceeded the stretch goal, but payout was capped at 150% of target per the terms of the Executive Incentive Plan.

For relative performance purposes, performance is compared to peers as of December 31, 2024 as reported by S&P Global Market Intelligence.
The Compensation and Human Capital Committee awarded Mr. Grescovich with a payout for 2024 individual goal performance equal to $161,844 (88% of target). In determining the payout for Mr. Grescovich, the Committee recognized his attention to corporate financial performance relative to peers as well as succession planning. Evaluation of 2024 performance against individual goals for the other named executive officers resulted in the following percentages of target payout in relation to their individual goals: 112% for Mr. Butterfield, 104% for Ms. Purcell, 113% for Mr. Costa, 116% for Ms. Luetjen. The above-target payouts for Mr. Butterfield, Ms. Purcell, Mr. Costa and Ms. Luetjen recognized leadership in relation to key business initiatives such as employee engagement, continuous improvement, technology implementations, and strong risk management.
The named executive officers earned total annual incentive payouts between 101% and 107% of target opportunity for performance during 2024, as summarized below.

	2024 Executive Incentive Plan Results
Name	Target Bonus (% of 2024 Eligible Earnings)	Target Bonus Amount ($)	Payout for Corporate Achievement ($)	Payout for Individual Performance ($)	Total Incentive Payout ($)	Total Incentive Payout (% of Target)
Mark J. Grescovich	100%	924,821	771,333	161,844	933,177	101%
Robert G. Butterfield	60%	255,899	213,429	57,091	270,520	106%
Cynthia D. Purcell	65%	293,841	245,074	61,119	306,193	104%
James M. Costa	65%	306,523	255,651	68,968	324,618	106%
Sherrey L. Luetjen	50%	195,008	162,643	45,144	207,787	107%
Long-term Incentive Compensation. Our shareholders have approved the 2014 Omnibus Incentive Plan, the 2018 Omnibus Incentive Plan and the 2023 Omnibus Incentive Plan. These plans provide for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and other cash awards. The Omnibus Incentive Plans are intended to provide us flexibility in our ability to attract, motivate and retain the services of employees and directors

44	BANNER CORPORATION 2025 PROXY STATEMENT

Compensation Discussion and Analysis
upon whose judgment, interest and special effort we depend. We are currently granting awards under the 2018 Omnibus Incentive Plan. The 2023 Omnibus Incentive Plan is strongly focused on pay for performance principles. It emphasizes compensation opportunities that reward our employees and directors when they deliver targeted financial results. Through equity incentives and performance-based compensation, the 2023 Omnibus Incentive Plan also aims to continue the alignment of the interests of our employees and directors with those of Banner shareholders and the long-term interests of Banner.
In March 2024, the Committee determined to grant both time-based and performance-based awards to each of the named executive officers.
The Compensation and Human Capital Committee approved target long-term incentive awards expressed as a percentage of base salary which were subsequently denominated in shares based on the average of the closing prices of Banner’s stock on the ten days prior to the date of grant. Target awards for 2024 were allocated between time-based restricted stock units and performance-based restricted stock units (“performance units”), illustrated below as a percentage of base salary:

Executive	Total Target Stock-based Award as % of Salary	Time-based Restricted Stock Units as % of Salary	Performance Units as % of Salary
Chief Executive Officer	130%	52%	78%
Other Named Executive Officers	60-80% (1)	30-40% (1)	30-40% (1)
(1)The target stock-based award for other named executive officers was 80%, except for Ms. Luetjen whose target was 60%. Ms. Luetjen’s target varied from other named executive officers due to competitive practices for similar roles. The target award for other named executive officers was split evenly between time-based and performance units.
The time-based restricted stock units vest ratably on an annual basis over a three-year period, which begins on the grant date of April 1, 2024 and ends on the third anniversary of the grant date. Awards of performance units are contingent on attaining pre-established three-year performance goals. The Compensation and Human Capital Committee reviews and approves goals in consultation with management and establishes threshold, target and stretch performance levels and associated payouts. At the end of the performance cycle, resulting payouts are determined based on Banner’s performance relative to the peer financial institutions. The Grants of Plan-Based Awards Table on page 53 provides additional detail relating to the 2024 restricted stock unit awards for the named executive officers.
Recipients of time-based restricted stock units and/or performance units accumulate dividend equivalents during the restriction period but are only entitled to these dividend equivalents as and when the shares to which the dividend equivalents are attributable become vested. Recipients of time-based restricted stock units and/or performance units do not have the power to vote unvested units. If Banner is required to prepare an accounting restatement due to error, omission or fraud, executive officers may be required to reimburse Banner for part or all of the incentive award made to the officer on the basis of having met or exceeded specific targets for performance periods. The Compensation and Human Capital Committee has the discretion to adjust awards as needed to reflect the business environment and market conditions that may affect Banner’s performance and incentive plan funding.
Performance Units for the 2024-26 Performance Cycle. For the awards made in 2024, the Committee approved the following corporate performance measures, weightings and relative performance goals:

		Relative Performance Percentile Ranking (1)
Performance Measure	Weighting	Threshold	Target	Stretch
Return on Average Tangible Common Equity (“ROATCE”) (2)	50%	25th	50th	75th
Total Shareholder Return (“TSR”) (3)(4)	50%	25th	50th	75th
Payout as a Percentage of Target		50%	100%	150%

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Compensation Discussion and Analysis
(1)Peer companies for the 2024-26 performance cycle consist of all U.S. commercial banks (or their holding companies) traded on Nasdaq, NYSE or NYSE MKT over the entire performance cycle with total assets between 50% and 200% of Banner’s total assets as of December 31, 2026.
(2)Net income before amortization of intangibles and goodwill (tax-adjusted), divided by average tangible common equity; the measure used for relative comparisons will be an average of the calculated results for the years 2024, 2025 and 2026, each determined separately, as reported by S&P CapIQ Pro.
(3)TSR from January 1, 2024 through December 31, 2026, assuming that dividends paid during the period were reinvested in the respective company’s shares on the ex-dividend date.
(4)In the event that Banner’s absolute TSR result for the performance cycle is negative, vesting will be limited to 100% of target for this metric, regardless of Banner’s relative performance percentile ranking.
Performance Units for the 2022-24 Performance Cycle. For the units granted in 2022, the Committee approved the following corporate performance measures, weightings and relative performance goals:

		Relative Performance Percentile Ranking (1)
Performance Measure	Weighting	Threshold	Target	Stretch
Return on Average Tangible Common Equity (“ROATCE”) (2)	50%	25th	50th	75th
Total Shareholder Return (“TSR”) (3)(4)	50%	25th	50th	75th
Payout as a Percentage of Target		50%	100%	150%
(1)Peer companies for the 2022-24 performance cycle consisted of all U.S. commercial banks (or their holding companies) traded on Nasdaq, NYSE or NYSE American over the entire performance cycle with total assets between 50% and 200% of Banner’s total assets as of December 31, 2024.
(2)Net income prior to amortization of intangibles and goodwill (tax-adjusted), divided by average tangible common equity, from January 1, 2022 through December 31, 2024; the measure used for relative comparisons will be an average of the calculated ROATCE for the calendar years 2022, 2023 and 2024, each determined separately, as reported by S&P CapIQ Pro.
(3)TSR from January 1, 2022 through December 31, 2024, assuming that dividends during the period were reinvested in the respective company’s shares on the ex-dividend date.
(4)In the event that Banner’s absolute TSR result for the performance cycle is negative, vesting will be limited to 100% of target for this metric, regardless of Banner’s relative performance percentile ranking.

Results for the performance units granted in 2022 were as follows:

	2022-24 Long-term Incentive Plan – Performance Units Results (1)
Performance Measure	2022-24 Performance Result	Percentile Ranking Relative to Peer Group	Payout Allocation as % of Target	Metric Weighting	Weighted Payout as % of Target
Return on Average Tangible Common Equity (“ROATCE”)	15.51%	69th	138%	50%	69%
Total Shareholder Return (“TSR”)	22.17%	75th	150%	50%	75%
(1)    2022 Long-term Incentive Plan Results as of December 31, 2024.

46	BANNER CORPORATION 2025 PROXY STATEMENT

Compensation Discussion and Analysis
Performance units granted in 2022 for the 2022-24 performance cycle vested at 144% of target. The required minimum threshold performance level was the 25th percentile for both performance measures. Please see the discussion beginning on page 44 for more information.
Other Practices, Policies and Guidelines
Stock Ownership Guidelines. Banner has had a long-standing practice of requiring stock ownership by its directors and executive officers. Our stock ownership guidelines are intended to further align the interests of our directors and executive officers with the interests of our shareholders. Directors and executive officers are required to own shares of Banner’s common stock equal to a multiple of the director’s annual cash retainer or relevant executive officer’s base salary as shown in the table below. With the assistance of its independent compensation consultant, the Compensation and Human Capital Committee annually reviews the stock ownership guidelines and considers potential adjustments based on market data. In 2021, the Committee doubled the multiples applicable to the Chief Executive Officer and Executive Vice Presidents. In 2024, the Committee increased the multiple applicable to non-employee directors from three to five, and clarified that chair and committee retainer amounts are excluded from the calculation. Effective for 2025, the Committee also adjusted the multiple applicable to the Chief Financial Officer, the Chief Banking Officer, the Chief Operating Officer and the Chief Strategy and Administration Officer, increasing the requirement from two to three times the officer’s base salary.

Position	Stock Ownership Guideline*
Non-employee Director	5X annual cash retainer
Chief Executive Officer	6X base salary
Chief Financial Officer, Chief Banking Officer, Chief Operating Officer and Chief Strategy and Administration Officer	3X base salary
Other Executive Vice Presidents	2X base salary
*As of the record date of March 14, 2025

Directors and executives are permitted to meet the ownership guidelines over a five-year period and are subject to limitations on divesting shares until the applicable ownership level is met. Specifically, the directors and CEO are required to retain 75%, and other executive officers are required to retain 50%, of the net shares acquired from Banner’s long-term incentive compensation plans until the applicable guideline has been achieved. In addition to shares held outright, unvested time-based restricted stock awards and restricted stock units count towards the ownership threshold, as do time-based restricted stock units that are unsettled as a result of an elected deferral arrangement. Unvested performance-based restricted stock awards and restricted stock units do not count towards the ownership threshold. As of March 14, 2025, the record date, all 10 of our 10 non-employee directors, Mr. Grescovich and 7 of the remaining 14 executive officers exceeded the ownership requirements under the guidelines. Each director or officer who has been on our Board or in their executive officer role for at least five years exceeded the applicable ownership level as of December 31, 2024, and each director or officer who has served less than five years is making progress towards meeting this ownership level within five years of becoming subject to the applicable ownership guideline. The time period for complying with the guidelines is extended as appropriate to accommodate increased multipliers.
Option Grant Practices; Timing of Material Nonpublic Information Disclosure. In response to Item 402(x)(1) of Regulation S-K, although Banner’s Omnibus Incentive Plans allow for the issuance of stock options, stock appreciation rights and similar option-like instruments, we do not currently issue these awards and nor are there any outstanding. If the Compensation and Human Capital Committee determines to grant these awards in the future, it will evaluate the appropriate steps to take with respect to the timing of award grants. Banner does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Clawback Policy. In the event Banner is required to prepare an accounting restatement due to error, omission or fraud, each executive officer must reimburse the Bank for part or the entire incentive award made to that executive officer on the basis of having met or exceeded specific targets for performance periods. The Bank may seek to reclaim

BANNER CORPORATION 2025 PROXY STATEMENT	47

Compensation Discussion and Analysis
incentives within a three-year period of the incentive payout. Additionally, in the event any incentive compensation is paid to a plan participant based upon performance results or other criteria that are deemed materially inaccurate, manipulated, or fraudulent in nature, that compensation was not earned by the plan participant and Banner Bank may recover such amounts paid. Banner Bank has the right to offset the amount of the unearned incentive compensation against any current or future amounts due the plan participant, including, but not limited to, salary, bonus, incentive compensation, severance, deferred compensation or any other funds payable to the plan participant by Banner Bank.
In addition, Banner adopted a Compensation Recovery Policy, effective December 1, 2023, that is designed to comply with Nasdaq’s listing standards responsive to the SEC’s final rules regarding executive compensation clawback policies and related disclosure requirements. Banner’s Compensation Recovery Policy mandates the recovery of erroneously awarded incentive-based compensation received by executive officers during the three-year period preceding the date on which Banner is required to prepare a restatement. This is in addition to the clawback provision that already existed in our executive incentive plans, and each participant in these plans has acknowledged and agreed in writing that as a condition to receipt of incentive compensation, the plan participant shall, to the extent applicable, comply with the terms of Banner’s Compensation Recovery Policy. Any right of recovery under Banner’s Compensation Recovery Policy is in addition to, and not in lieu of, any other remedies or rights of recovery that may be available to Banner under applicable law, regulation or rule or pursuant to the terms of the relevant executive incentive plan.
Insider Trading Policy. The Board of Directors has also adopted a policy governing trading in Banner’s securities by our directors, officers and employees.Our policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. This wide-ranging policy covers permissible timing of trades, as well as prohibitions on trades. In particular, the policy prohibits short sales, transaction in publicly-traded options and other types of hedging transactions. The policy also prohibits holding Banner securities in margin accounts or pledging Banner securities for any purpose, with the exception of pledges in effect before the policy was adopted. The foregoing summary does not purport to be complete and is qualified in its entirety by our Insider Trading Policy, a copy of which is available as Exhibit 19 to Banner’s Annual Report on Form 10-K for the year ended December 31, 2024. The insider trading policy, including details regarding procedures,is discussed in greater detail in “Corporate Governance – Insider Trading Policy and Procedures.”
Change-in-Control Agreements. We have entered into employment agreements with change-in-control provisions with Mr. Grescovich and Ms. Purcell, and we established the Executive Severance and Change in Control Plan for certain executive employees, to encourage their full attention and dedication in the event of a change-in-control of Banner, and to provide them with reasonable compensation and benefits in the event of a change-in-control and a subsequent loss of employment. See “Executive Compensation – Potential Payments upon Termination or Change-in-Control” for more information.
General Benefits and Perquisites. Our named executive officers receive the same benefits as our salaried employees generally, including medical and dental benefits, group term life insurance, and short- and long-term disability protection. Our executive officers are also eligible for certain limited executive perquisites consistent with the practices of our peer group and other comparable financial institutions. See “Executive Compensation – Employment Agreements and Perquisites” for more information.
Retirement Benefits.
•401(k) Profit Sharing Plan. We provide a 401(k) profit sharing plan. The Board of Directors has appointed an administrative committee of Banner Bank officers to administer the 401(k) plan, and the named executive officers participate in this plan. On an annual basis, the Board of Directors establishes the level of employer contributions to the 401(k) plan, which applies to all eligible participants including the named executive officers. In 2024, we matched participants’ contributions into the 401(k) plan up to four percent of eligible earnings for each payroll period.

48	BANNER CORPORATION 2025 PROXY STATEMENT

Compensation Discussion and Analysis
•Nonqualified Deferred Compensation Plan. We have adopted deferred compensation plans which allow executive officers of Banner to defer all or part of their cash compensation or non-qualified stock options until retirement. See “Executive Compensation – Nonqualified Deferred Compensation” for more information.
Compensation Risk Management.
We strive to align incentives with Banner’s risk and performance frameworks. Banner’s “pay for performance” philosophy connects individual, operating unit and Company results to compensation, providing employees with opportunities to share in Banner’s overall growth and success. We develop, execute and govern all incentive compensation plans to discourage imprudent or excessive risk-taking and balance financial reward in a manner that supports our clients, employees and company.
To support our compensation risk management efforts, we perform an annual formal risk assessment of each of our incentive compensation plans. The risk assessments encompass overall program administration, compensation structure, plan design, performance metrics, termination provisions and regulatory compliance. The risk assessments are presented to the Board’s Compensation and Human Capital Committee and its Risk Committee.
Tax and Accounting Considerations. We have historically structured incentive compensation arrangements with a view toward qualifying them as performance-based compensation exempt from the deduction limitations under Section 162(m) of the Internal Revenue Code (“Section 162(m)”), although we have viewed and continue to view the availability of a tax deduction as only one relevant consideration. The Compensation and Human Capital Committee believes that its primary responsibility is to provide a compensation program that attracts, retains and rewards the executive talent necessary for our success.
Federal tax legislation enacted in December 2017 eliminated the Section 162(m) performance-based compensation exemption prospectively and made other changes to Section 162(m), but with a transition rule that preserved the performance-based compensation exemption for certain arrangements and awards in place as of November 2, 2017. Going forward, in those instances in which the limitations on deductibility under Section 162(m) conflict with our executive compensation philosophy and objectives or with what the Compensation and Human Capital Committee believes to be in the best interests of the shareholders, the Committee may authorize compensation which is not fully deductible for any given year. Therefore, it is anticipated that Section 162(m) will result in a portion of compensation not being deductible for the 2024 tax year and beyond.
Compensation and Human Capital Committee Report
The Compensation and Human Capital Committee of Banner’s Board of Directors has submitted the following report for inclusion in this Proxy Statement:
The Compensation and Human Capital Committee has reviewed and approved the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on the Committee’s discussion with management, the Compensation and Human Capital Committee recommended that the Board of Directors approve and include the Compensation Discussion and Analysis in this Proxy Statement.

BANNER CORPORATION 2025 PROXY STATEMENT	49

Compensation Discussion and Analysis
The foregoing report is provided by the following directors, who constitute the Committee as of December 31, 2024:

The Compensation and Human Capital Committee

Ellen R. M. Boyer, Chair
Connie R. Collingsworth
Margot J. Copeland
Roberto R. Herencia
Kevin F. Riordan

50	BANNER CORPORATION 2025 PROXY STATEMENT

Executive Compensation
Executive Compensation
Summary Compensation Table
The following table presents information regarding compensation for our named executive officers.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Non-equity Incentive Plan Compensation ($) (2)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($) (3)		All Other Compensation ($) (4)	Total ($)

Mark J. Grescovich President and Chief Executive Officer	2024	924,821	1,176,809	933,177	—		147,457	3,182,264
	2023	893,547	1,151,711	748,560	—		214,501	3,008,319
	2022	864,179	1,079,464	1,073,311	—		106,814	3,123,768
Robert G. Butterfield Executive Vice President and Chief Financial Officer (5)	2024	426,499	365,139	270,520	—		20,764	1,082,922
	2023	337,379	206,922	198,434	—		54,693	797,428
Cynthia D. Purcell Executive Vice President and Chief Strategy and Administration Officer	2024	452,063	354,817	306,193	479,567	(6)	44,374	1,637,014
	2023	436,776	344,836	248,785	404,586	(6)	58,436	1,493,420
	2022	425,000	333,949	405,977	503,226	(6)	35,928	1,704,080
James M. Costa Executive Vice President, Chief Risk Officer and Chief Operating Officer	2024	471,573	342,282	324,618	—		60,674	1,199,147
	2023	421,360	332,729	189,389	—		18,523	962,001
	2022	410,000	322,169	297,250	—		14,753	1,044,172
Sherrey L. Luetjen Executive Vice President, General Counsel (7)	2024	390,015	229,550	207,787	—		21,104	848,457

(1)Represents the aggregate grant date fair value of awards, computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 1 of the Notes to Consolidated Financial Statements in Banner’s Annual Report on Form 10-K for the year ended December 31, 2024. Includes both time-based and performance-based restricted stock unit awards as described beginning on page 44 of this Proxy Statement under “Long-term Incentive Compensation.” The fair value of the portion of the performance units that is tied to return on average tangible common equity is based on the stock price on the date of grant; the fair value of the portion of the performance units that is tied to total shareholder return is based on a statistical “Monte Carlo simulation” modeling technique that simulates potential stock price movements and all potential outcomes of achievement of the goal. The performance unit awards are reported at the target level of achievement. If the performance unit awards were reported at the maximum level, the 2024 values for performance unit awards and time-based restricted stock unit awards would have been as follows: for Mr. Grescovich, $1,526,561; for Mr. Butterfield, $447,857; for Ms. Purcell, $442,491; for Mr. Costa $426,857; for Ms. Luetjen, $286,270.
(2)Cash incentives earned under the Executive Incentive Plan.
(3)See “Pension Benefits” below for a detailed discussion of the assumptions used to calculate the Change in Pension Value.
(4)Please see the table below for more information on the other compensation paid to our executive officers in 2024.
(5)Mr. Butterfield was appointed effective October 11, 2023. He was not a named executive officer in 2022.
(6)Represents an increase in the value of Ms. Purcell’s SERP of $479,567 for 2024, $404,586 for 2023, and $503,226 for 2022.
(7)Ms. Luetjen was not a named executive officer in 2022 or 2023.

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Executive Compensation
All Other Compensation. The following table sets forth details of “All Other Compensation,” as presented above in the Summary Compensation Table. The amounts reflected constitute contributions by Banner or Banner Bank for 2024.

Name	Employer 401(k) Matching Contribution ($)	Dividends ($) (1)		Life Insurance Premium ($)	Club Dues ($)	Company Car Allowance ($)	Other ($)	(2)	Total ($)
Mark J. Grescovich	13,800	123,011	(3)(4)	7,242	390	2,714	300		147,457
Robert G. Butterfield	13,800	6,364		—	—	—	600		20,764
Cynthia D. Purcell	13,800	28,464	(3)	603	145	1,363	—		44,374
James M. Costa	13,800	10,049		—	—	—	36,825	(5)	60,674
Sherrey L. Luetjen	13,800	6,704		—	—	—	600		21,104
(1)Consists of dividends and dividend equivalents accrued and paid in 2024 on restricted stock and restricted stock units.
(2)Includes technology allowance and/or mobile phone allowance.
(3)Also includes dividends earned and paid in relation to performance unit awards granted in 2021 and disbursed to executives in 2024.
(4)Also includes dividend equivalents on vested but deferred restricted stock units.
(5)Also includes a relocation package in the amount of $27,294 and an associated tax gross-up of $8,981.

Employment Agreements and Perquisites. We have entered into employment agreements with Mr. Grescovich and Ms. Purcell. The initial term of each agreement may be extended annually for an additional year at the discretion of the Board of Directors or a committee appointed by the Board. The employment agreements were extended on July 1, 2024 for each of these named executive officers. The agreements provide that each executive’s annual base salary is reviewed annually and may be adjusted from time to time to reflect amounts approved by the Board or the Compensation and Human Capital Committees.
The executives may participate with other executive officers of Banner Bank in such performance-based and discretionary bonuses, and incentive compensation opportunities, if any, as are authorized by the Board or Board committee. The executives also may be eligible to participate in equity or incentive award programs sponsored by Banner Bank. The executives may participate, to the same extent as executive officers of Banner Bank generally, in all Bank plans relating to pension, retirement, thrift, profit-sharing, savings, group or other life insurance, hospitalization, medical and dental coverage, travel and accident insurance, education, cash bonuses, and other retirement or employee benefits. In addition, the executives are entitled to participate in any other fringe benefit plans or perquisites which are generally available to Banner Bank’s executive officers, including but not limited to supplemental retirement, deferred compensation programs, supplemental medical or life insurance plans, club dues and physical examinations. The executives also may be provided an automobile for their business use, monthly club and/or gym membership dues and other employee benefits such as vacation and sick leave. The agreements also provide that compensation may be paid in the event of disability, death, involuntary termination or a change in control, as described below under “Potential Payments Upon Termination or Change in Control.”

52	BANNER CORPORATION 2025 PROXY STATEMENT

Executive Compensation
Grants of Plan-Based Awards
The following table shows information regarding grants of plan-based awards made to our named executive officers for 2024.

			Estimated future payouts under non-equity incentive plan awards (1)			Estimated future payouts under equity incentive plan awards (2)			All other stock awards: number of shares of stock or units (#)	Grant date fair value of stock and option awards ($) (3)
Name		Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mark J. Grescovich		4/1/24	462,410	924,821	1,387,231
		4/1/24				7,622	15,243	22,865		699,501
		4/1/24							10,162	477,309

Robert G. Butterfield	(4)	4/1/24	127,950	255,899	383,849
		4/1/24				1,803	3,605	5,408		165,433
		4/1/24							3,605	169,327
		2/1/24							659	30,380

Cynthia D. Purcell		4/1/24	146,921	293,841	440,762
		4/1/24				1,911	3,821	5,732		175,346
		4/1/24							3,821	179,472

James M. Costa		4/1/24	153,261	306,523	459,784
		4/1/24				1,843	3,686	5,529		169,151
		4/1/24							3,686	173,131

Sherrey L. Luetjen		4/1/24	97,504	195,008	292,511
		4/1/24				1,236	2,472	3,708		113,440
		4/1/24							2,472	116,110

(1)Represents the potential range of cash incentive awards payable under our 2024 Executive Incentive Plan, based on annual base salary rate. The performance goals and measurements associated with this Plan that generate the awards set forth above are provided in the “Short-term Incentive Compensation” section beginning on page 42.
(2)Represents the potential range of restricted stock unit awards payable under our 2024 Long-term Incentive Plan subject to performance measurements. The performance goals and measurements associated with this Plan that generate the awards set forth above are provided in the “Long-term Incentive Compensation” section beginning on page 44.
(3)The fair value of the portion of the performance units that is tied to return on average tangible common equity is based on the stock price on the date of grant at the target performance level. The fair value of the portion of the performance units that is tied to total shareholder return is based on a statistical “Monte Carlo simulation” modeling technique that simulates potential stock price movements and all potential outcomes of achievement of the goal.
(4)In addition to his annual equity grant, Mr. Butterfield also received an off-cycle equity grant in February 2024 in recognition of his strong performance as CFO since his promotion in 2023.

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Executive Compensation
Outstanding Equity Awards
The following information with respect to outstanding stock awards as of December 31, 2024 is presented for the named executive officers. The named executive officers have no stock option awards outstanding.

Name	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)
Mark J. Grescovich	18,159	1,212,476	38,728	2,585,869
Robert G. Butterfield	6,075	405,628	5,485	366,233
Cynthia D. Purcell	6,855	457,708	9,789	653,612
James M. Costa	6,614	441,617	9,444	630,576
Sherrey L. Luetjen	4,215	281,436	5,873	392,140
(1)Consists of awards of restricted stock on March 31, 2022, April 3, 2023 and April 1, 2024 which vest pro rata over a three-year period from the grant date, with the first one-third vesting one year after the applicable grant date. Mr. Butterfield's outstanding unvested awards also include a grant of restricted stock units on February 1, 2024.
(2)Based on the Banner stock December 31, 2024 closing price of $66.77.
(3)Consists of awards of restricted stock on March 31, 2022, April 3, 2023 and April 1, 2024 which vest after attainment of performance goals. Number of shares represents performance at the target level.
Option Exercises and Stock Vested
The following table shows the value realized upon vesting of stock awards for our named executive officers in 2024. The named executive officers have no option awards outstanding.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Mark J. Grescovich	21,448	965,961
Robert G. Butterfield	1,756	82,041
Cynthia D. Purcell	6,244	282,981
James M. Costa	2,773	145,817
Sherrey L. Luetjen	1,792	87,927
(1)Reflects fair market value per share as of the vesting date multiplied by the number of shares vesting.

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Executive Compensation
Pension Benefits
The following information is presented with respect to the nature and value of pension benefits for the named executive officers at December 31, 2024.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($) (1)	Payments During Last Fiscal Year ($)
Mark J. Grescovich	N/A	—	—	—
Robert G. Butterfield	N/A	—	—	—
Cynthia D. Purcell	Supplemental Executive Retirement Program	45	5,171,857	—
James M. Costa	N/A	—	—	—
Sherrey L. Luetjen	N/A	—	—	—
(1)Amounts shown assume normal retirement age as defined in the agreement and an assumed life based on IRS mortality tables for the recipient and recipient’s spouse, with the projected cash flows discounted at 4% to calculate the resulting present value.
Supplemental Executive Retirement Program. We have adopted a supplemental executive retirement program (“SERP”) which is intended to encourage retention by ensuring that participants reach a targeted retirement income, recognizing their value to Banner and rewarding a long-term service commitment. Currently, Ms. Purcell is the only executive officer who participates in the SERP. We do not anticipate adding any new participants to the SERP. Banner Bank has purchased life insurance on Ms. Purcell in an amount sufficient to recover the benefits payable under the SERP upon her death. At termination of employment at or after retirement age and achievement of a service requirement, Ms. Purcell’s annual benefit under the SERP, which may be reduced by certain other retirement benefits, would be computed as a percentage of her final average compensation (as defined in the plan) and her annual years of service (called the “supplemental benefit”). The SERP also provides for payments in the event of Ms. Purcell’s disability or death, or termination in the event of a change in control, all as discussed in further detail below, under “Potential Payments Upon Termination or Change in Control.” Ms. Purcell’s receipt of payments under the SERP are subject to confidentiality and non-competition provisions. Ms. Purcell has the status of an unsecured creditor of Banner Bank with respect to the benefits accrued under the SERP.
Nonqualified Deferred Compensation
The following information is presented with respect to plans that provide for the deferral of compensation on a basis that is not tax-qualified in which the named executive officers participated in 2024.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at FYE ($) (1)
Mark J. Grescovich	—	—	—	—	—
Robert G. Butterfield	85,300	—	46,863	—	344,563
Cynthia D. Purcell	—	—	11,227	—	56,099
James M. Costa	—	—	—	—	—
Sherrey L. Luetjen	—	—	—	—	—
(1)Includes prior period executive contributions and employer contributions to the deferred compensation plan.
We have adopted deferred compensation plans which allow executive officers of Banner to defer all or part of their cash compensation or non-qualified stock options until retirement. Each executive officer may direct the investment of the deferred compensation toward the purchase of life insurance, Banner common stock, mutual fund-style investments or a stable value account. We have established grantor trusts to hold the common stock and mutual fund-

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Executive Compensation
style investments. The assets of the trusts are considered part of our general assets and the executive officers have the status of unsecured creditors of Banner with respect to the trust assets. The deferred compensation agreements provide pre-retirement death and disability benefits in an amount based on the value of the executive officer’s account balance upon the occurrence of either event. At retirement, an executive officer, as previously elected, may receive the balance of his or her account in a lump sum or in annual installments over a period not exceeding ten years. At December 31, 2024, our estimated deferred compensation liability accrual with respect to executive officers under these agreements was $2.53 million.
Potential Payments Upon Termination or Change in Control
We have entered into agreements with the named executive officers that provide for potential payments upon disability, termination, early retirement, normal retirement and death. In addition, our equity plans also provide for potential payments upon termination. The following table shows, as of December 31, 2024, the value of potential payments and benefits following a termination of employment under a variety of scenarios.

	Death ($)		Disability ($)		Involuntary Termination ($)		Involuntary Termination Following Change in Control ($)		Early Retirement ($)		Normal Retirement ($)
Mark J. Grescovich
Employment Agreement	—		811,383	(1)	3,794,119		6,622,561		—		—
Equity Plans	5,091,279	(2)	5,091,279	(2)	—		5,091,279	(2)	—		—

Robert G. Butterfield
Executive Severance and Change in Control Plan	—		—		687,927		1,633,225		—		—
Equity Plans	954,978	(2)	954,978	(2)	—		954,978	(2)	—		—
Cynthia D. Purcell
Employment Agreement	—		—		1,463,879		2,585,248		—		—
SERP	179,722	(3)	359,444	(3)	359,444	(3)	359,444	(3)	359,444	(3)	359,444
Equity Plans	1,438,126	(2)	1,438,126	(2)	—		1,438,126	(2)	—		—
James M. Costa
Executive Severance and Change in Control Plan	—		—		858,732		2,025,599		—		—
Equity Plans	1,387,481	(2)	1,387,481	(2)	—		1,387,481	(2)	—		—
Sherrey L. Luetjen
Executive Severance and Change in Control Plan	—		—		619,223		1,419,812		—		—
Equity Plans	869,646	(2)	869,646	(2)	—		869,646	(2)	—		—
(1)Annually through the term of the employment agreement unless the Board exercises an election to discontinue.
(2)Represents accelerated vesting of restricted stock. Performance-based vesting would be determined based on actual performance; for purposes of this calculation, assumes that all shares vested at the maximum performance level.
(3)Indicates annual payments.
Employment Agreements. We have entered into employment agreements with Mr. Grescovich and Ms. Purcell that provide for payments in the event of death, disability or termination. In the event of the executive’s death during the term of his or her employment agreement, we will pay to the executive’s estate the compensation due through the last day of the calendar month in which his or her death occurred. The initial term of each agreement may be extended annually for an additional year at the discretion of the Board of Directors or a committee appointed by the Board. The employment agreements were extended on July 1, 2024 for each of these named executive officers. Each executive’s

56	BANNER CORPORATION 2025 PROXY STATEMENT

Executive Compensation
annual base salary is reviewed annually and may be adjusted from time to time to reflect amounts approved by the Board or the Compensation and Human Capital Committee.
Mr. Grescovich’s agreement provides that if he becomes entitled to benefits under the terms of the then-current disability plan, if any, of Banner or Banner Bank or becomes otherwise unable to fulfill his duties under his employment agreement, he shall be entitled to receive such group and other disability benefits as are then provided for executive employees. In the event of his disability, the employment agreement is not suspended, except that (1) the obligation to pay Mr. Grescovich’s salary will be reduced by the amount of disability income benefits he receives and (2) upon a resolution adopted by a majority of the disinterested members of the Board of Directors or the Compensation and Human Capital Committee, Banner or Banner Bank may discontinue payment of his salary beginning six months following a determination that he has become entitled to benefits under the disability plan or otherwise unable to fulfill his duties under his agreement. If Mr. Grescovich’s disability does not constitute a disability within the meaning of Section 409A of the Internal Revenue Code, and he is a “specified employee” within the meaning of Section 409A, then disability payments will not begin until the earlier of his death or the sixth month anniversary of his separation from service.
The employment agreement with Ms. Purcell provides that if she becomes disabled or incapacitated to the extent that she is unable to perform the duties of her position, she shall receive short-term disability benefits equal to 100% of her monthly compensation beginning on the 15th day of disability and continuing until the 180th day of disability and long-term disability benefits equal to 66% of monthly salary beginning on the 181st day of disability and continuing until she attains age 65. These benefits will be reduced by the amount of any benefits payable to Ms. Purcell under any other disability program of Banner Bank. The Bank currently provides disability benefits with certain limitations to all full-time employees. In addition, during any period of disability, Ms. Purcell and her dependents shall, to the greatest extent possible, continue to be covered under all executive benefits plans of Banner Bank, including without limitation, its retirement plans, life insurance plan and health insurance plans, as if actively employed by Banner Bank. If Ms. Purcell is disabled for a continuous period exceeding six calendar months, Banner Bank may, at its election, terminate the employment agreement. If Ms. Purcell’s disability does not constitute a disability within the meaning of Section 409A of the Internal Revenue Code, and she is a “specified employee” within the meaning of Section 409A, then disability payments will not begin until the earlier of her death or the sixth month anniversary of her separation from service.
The employment of Mr. Grescovich and Ms. Purcell is terminable at any time for just cause as defined in the agreements. In addition, the employment of an executive may be terminated without just cause, in which case Ms. Purcell’s agreement provides that she would continue to receive (1) base salary over the remaining term and (2) her group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance for the remaining term. Mr. Grescovich’s agreement provides that we must pay him a lump sum equal to two times the sum of (1) his annual salary in effect on the date of termination and (2) any unearned performance-based bonus based on the target opportunity on the date of termination. We would also be required to pay to him any earned but unpaid performance-based bonus and continue his group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance for 24 months after the date of termination.
The employment agreements also provide for benefits in the event of the termination of Mr. Grescovich or Ms. Purcell in connection with a change in control. For Ms. Purcell, if, within six months prior to a change in control or 24 months after a change in control, we (or our acquiror) terminate her employment or otherwise change the circumstances in which she is employed, or cause a reduction in responsibilities or authority or compensation or other benefits provided under the employment agreement without consent, other than for just cause, the agreements provide that we must pay to her and provide her, or her beneficiaries, dependents and estate, with the following: (1) 2.99 times her base amount as defined in Section 280G of the Internal Revenue Code; and (2) during the period of 36 calendar months beginning with the event of termination, continued coverage under all Banner employee benefit plans as if she were still employed during that period under the employment agreement. If Mr. Grescovich’s employment is terminated within 24 months of a change in control, we must pay him a lump sum equal to three times the sum of (1) his annual salary in effect on the date of termination and (2) any unearned performance-based bonus based on the target opportunity on the date of termination. We would also be required to pay to him any earned but unpaid performance-based bonus and continue his group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-

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Executive Compensation
term disability insurance for 36 months after the date of termination. The employment agreements limit these payments and do not allow payments of amounts in excess of the limits imposed by Section 280G of the Internal Revenue Code.
Executive Severance and Change in Control Plan. We established the Executive Severance and Change in Control Plan on January 1, 2018 to provide certain executive employees of the Bank with the opportunity to receive severance benefits in connection with certain terminations of employment, including a termination of employment after a change in control of Banner or Banner Bank. Mr. Butterfield, Mr. Costa and Ms. Luetjen participate in this plan. The Bank amended and restated the Plan, effective as of July 1, 2023, to update the severance payable upon a termination of employment in connection with a change in control. If, within six months prior to a change in control or 24 months after a change in control (“Covered Period”), we (or our acquiror) terminate the executive’s employment or otherwise change the circumstances in which he or she is employed, or cause a reduction in responsibilities or authority, other than for just cause, the plan provides that we must pay to the executive a lump sum equal to: (1) 2.0 times the executive’s base salary, plus the executive’s target annual cash incentive compensation for the year in which the termination occurs; and (2) a pro-rated annual bonus. During the period of 18 calendar months beginning with the event of termination, we must reimburse the monthly COBRA premium paid by the executive for the executive and his or her eligible dependents until the executive is eligible to receive similar coverage from another employer or is no longer eligible for COBRA continuation coverage. If the termination does not occur within the Covered Period, the plan provides that we must pay to the executive: (1) 1.0 times the executive’s base salary, payable over the one-year period following termination in accordance with the Bank’s normal payroll practices; and (2) during the period of 12 calendar months beginning with the event of termination, reimbursement for monthly COBRA premium paid by the executive for the executive and his or her eligible dependents.
Supplemental Executive Retirement Program. We have adopted a supplemental executive retirement program. Currently, Ms. Purcell is the only executive officer who participates in the SERP. We do not anticipate adding any new participants to the SERP. At termination of employment at or after attaining age 62 and having achieved a service requirement, Ms. Purcell’s annual benefit under the SERP would be computed as the product of 3% her final average compensation (defined as the three calendar years of the Ms. Purcell’s annual cash compensation, including bonuses, which produce the highest average within Ms. Purcell’s final eight full calendar years of employment) and her annual years of service (called the “supplemental benefit”). However, the supplemental benefit would be limited such that the sum of (1) amounts payable from Ms. Purcell’s other retirement benefits from Banner and Banner Bank and (2) the supplemental benefit may not exceed 60% of final average compensation. Payment of the supplemental benefit begins on the first day of the month next following Ms. Purcell’s retirement date and continues monthly for her life, unless Ms. Purcell is a specified employee (as defined in Section 409A of the Internal Revenue Code), in which case payment begins on the first day of the month following the six-month anniversary of her termination of employment.
In the event of Ms. Purcell’s death, her surviving spouse, if any, shall receive a spouse’s supplemental benefit. If the death occurs following her retirement date, the surviving spouse shall be entitled to a spouse’s supplemental benefit, payable for life, equal to 50% of the monthly amount of the supplemental benefit payable to Ms. Purcell prior to her death. If the death occurs while Ms. Purcell is actively employed by Banner or any of its affiliates, the surviving spouse shall receive a spouse’s supplement benefit equal to 50% of the amount she would have received as a supplemental benefit if her retirement date had occurred on the date immediately preceding her death.
The agreement provides that in the event of Ms. Purcell’s involuntary termination of employment on or after the effective date of a change in control, the date of termination shall be treated as her retirement date and she shall be entitled to receive a supplemental benefit. If Ms. Purcell had reached her retirement date, the supplemental benefit would be calculated as described above for normal retirement and if she had not reached her retirement date but had satisfied the years of service requirement, the supplemental benefit would be calculated as described above for early retirement. Benefit payments for Ms. Purcell will be subject to the delayed distribution requirements if she is a specified employee.
The supplemental benefit shall cease to be paid to Ms. Purcell (and rights to the spouse’s supplemental benefit shall terminate) if she (1) discloses material confidential information or trade secrets concerning Banner Bank or any of its subsidiaries without its consent or (2) engages in any activity that is materially damaging to the Bank including engaging in competitive employment during the three-year period beginning on her retirement date.
Equity Plans. Our 2014 Omnibus Incentive Plan, as amended, 2018 Omnibus Incentive Plan and 2023 Omnibus Incentive Plan provide that restricted stock, restricted stock units and performance awards will become fully vested and

58	BANNER CORPORATION 2025 PROXY STATEMENT

Executive Compensation
stock options and stock appreciation rights will become fully exercisable only upon completion of a change in control and involuntary separation from employment (including voluntary separation for good reason) of the recipient during the 12-month period following the effective date of the change in control (known as a “double trigger”). The 2014 Omnibus Incentive Plan, 2018 Omnibus Incentive Plan and 2023 Omnibus Incentive Plan also provide for accelerated vesting of awards if a recipient’s service is terminated as a result of death or disability.
Chief Executive Officer Pay Ratio
In August 2015 pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the SEC adopted Item 402(u) of Regulation S-K, requiring annual disclosure of the ratio of the annual total compensation of the Chief Executive Officer to the median employee’s annual total compensation. For 2024, this information is as follows:

Mr. Grescovich, Chief Executive Officer, annual total compensation:	$3,182,264
Median employee annual total compensation:	$74,086
Ratio of Chief Executive Officer to median employee compensation:	43 to 1
We have concluded that it is appropriate to use the median employee from 2023 and 2024’s disclosure for this year’s disclosure. It is our reasonable belief that doing so will not significantly impact the pay ratio disclosure as there has been no material change to the employee population or employee compensation arrangements during the 2024 calendar year. In determining the median employee, we used a listing of all employees, excluding our Chief Executive Officer, as of December 31, 2022. To identify our median employee, we included all elements of total direct compensation (defined as the total value of salaries, commissions, bonuses, and short- and long-term incentives provided regularly and consistently to the employee base) paid in 2022 as our consistently applied compensation measure. The value of long-term incentive awards issued during 2022 was based on the fair market value of the award at the time of grant. Compensation for full-time employees hired during 2022 was annualized.
As a result of the flexibility permitted by Item 402(u), the method we used to determine our median employee may differ from the methods used by our peers, so the ratios may not be comparable.

BANNER CORPORATION 2025 PROXY STATEMENT	59

Executive Compensation | Pay Versus Performance
Pay Versus Performance

Pay Versus Performance Disclosure. In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Act, we provide the following disclosure regarding executive “compensation actually paid” (“CAP”), as calculated in accordance with the SEC rules and certain performance measures for the fiscal years listed below. For information regarding Banner’s pay-for-performance philosophy and how Banner aligns executive pay with performance, refer to the “Compensation Discussion and Analysis” (“CD&A”) above.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for non-PEO NEOs (1)	Average Compensation Actually Paid to non-PEO NEOs (3)	Value of Initial Fixed $100 Investment based on (4):		Net Income ($000)	Company- selected Measure: ROATCE (5)
					Total Shareholder Return (TSR)	KRX Index Total Shareholder Return (TSR)
2024	$3,182,264	$3,934,830	$1,191,885	$1,282,587	$143.48	$130.96	$168,898	12.90%
2023	$3,008,319	$2,584,884	$1,026,932	$855,526	$110.82	$115.69	$183,624	16.14%
2022	$3,123,768	$3,296,615	$1,197,095	$1,113,315	$125.86	$116.15	$195,378	17.49%
2021	$2,618,969	$3,388,567	$868,651	$976,064	$117.43	$124.78	$201,048	16.27%
2020	$2,665,471	$2,635,857	$881,251	$853,575	$87.46	$91.32	$115,928	9.95%
(1)The principal executive officer (“PEO”) for all five years was Mark J. Grescovich. The non-PEO named executive officers (non-PEO NEOs) were as follows:
2024:    Robert G. Butterfield, Cynthia D. Purcell, James M. Costa, Sherrey L. Luetjen
2023:    Robert G. Butterfield, Cynthia D. Purcell, James M. Costa, James P. G. McLean, Peter J. Conner
2022:    Peter J. Conner, Cynthia D. Purcell, James M. Costa, M. Kirk Quillin
2021:    Peter J. Conner, Cynthia D. Purcell, M. Kirk Quillin, James P. G. McLean, Judith A. Steiner
2020:    Peter J. Conner, Cynthia D. Purcell, Judith A. Steiner, Keith A. Western, Richard B. Barton

(2) Adjustments from Summary Compensation Table total for PEO	2024
Deduction for change in actuarial present values reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” column in the Summary Compensation Table	—
Increase for service cost of pension plans	—
Increase/deduction for prior service cost of pension plans	—
Deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table	(1,176,809)
Increase based on fair value of awards granted during year that remain unvested as of year-end, determined as of year-end	1,696,292
Increase/deduction for change in fair value from prior year-end to current year-end of awards granted in prior years that were outstanding and unvested as of year-end	415,877
Increase based on fair value of awards granted during year that vested during year, determined as of vesting date	—
Increase/deduction for change in fair value from prior year-end to vesting date of awards granted in prior years that vested during year	(182,794)
Deduction of fair value of awards granted prior to year that were forfeited during year	—
Increase based on dividends or other earnings paid during year prior to vesting date of award that are not otherwise included in total compensation	—
Increase based on incremental value of awards modified during year	—
Total Adjustments	752,566

60	BANNER CORPORATION 2025 PROXY STATEMENT

Executive Compensation | Pay Versus Performance

(3) Adjustments from Average Summary Compensation Table total for non-PEO NEOs	2024
Deduction for change in actuarial present values reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” column in the Summary Compensation Table	(119,892)
Increase for service cost of pension plans	—
Increase/deduction for prior service cost of pension plans	—
Deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table	(322,947)
Increase based on fair value of awards granted during year that remain unvested as of year-end, determined as of year-end	464,502
Increase/deduction for change in fair value from prior year-end to current year-end of awards granted in prior years that were outstanding and unvested as of year-end	87,592
Increase based on fair value of awards granted during year that vested during year, determined as of vesting date	—
Increase/deduction for change in fair value from prior year-end to vesting date of awards granted in prior years that vested during year	(18,554)
Deduction of fair value of awards granted prior to year that were forfeited during year	—
Increase based on dividends or other earnings paid during year prior to vesting date of award that are not otherwise included in total compensation	—
Increase based on incremental value of awards modified during year	—
Total Adjustments	90,701

(4)Total shareholder return (“TSR”) assumes $100 invested in Banner common stock and the KBW Regional Bank Index on December 31, 2019 with all dividends reinvested.
(5)We determined the return on average tangible common equity (“ROATCE”) to be the most important financial performance measure not otherwise disclosed in the table, that is used to link compensation actually paid to our NEOs to company performance, for the most recently completed fiscal year. ROATCE is defined as net income prior to amortization of intangibles and goodwill (tax-adjusted), divided by average tangible common equity. Data source: S&P CapIQ Pro.
Tabular List of Financial Performance Measures

The following provides a list that reflects the measures we believe to be the most important financial performance measures used to link NEO compensation to company performance. For more information, see “Executive Compensation – Compensation Discussion and Analysis.” Although in practice we do not use any performance measures to link “compensation actually paid” (as calculated herein) to company performance, we are providing this list in accordance with Item 402(v) of Regulation S-K to provide information on performance measures used by the Compensation and Human Capital Committee to determine NEO compensation for the most recently completed fiscal year, as more fully described in “Executive Compensation – Compensation Discussion and Analysis.”
•Return on Average Tangible Common Equity* (“ROATCE,” the “Company Selected Measure”);
•Pretax Pre-provision ROA;
•Efficiency Ratio*; and
•Total Operating Revenue*.
*Non-GAAP. See Annex for additional information and reconciliation to the related GAAP financial measures.
Pay Versus Performance: Graphical Description

The illustrations below provide graphical descriptions of the relationships between the following:
•Compensation Actually Paid and Banner’s cumulative TSR;
•Compensation Actually Paid and Banner’s Net Income;
•Compensation Actually Paid and Banner’s Selected Measure, which is ROATCE; and
•Banner’s cumulative TSR and the Peer Group’s cumulative TSR.

BANNER CORPORATION 2025 PROXY STATEMENT	61

Executive Compensation | Pay Versus Performance

CAP vs. TSR
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Compensation
$160
$140
$120
$100
$80
$60
$40
$20
$-
Total Shareholder Return on $100 Invested at Beginning of Period
$100
$2,635,857
$87
$853,575
$3,388,567
$117
$976,064
$126
$3,296,615
$1,113,315
$111
$2,584,884
$855,526
$3,934,830
$143
$1,282,587
2019
2020
2021
2022
2023
2024
CEO Compensation Actually Paid
Average NEO Compensation Actually Paid
BANR TSR

CAP vs. Net Income
Compensation
Net Income ($000)
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$250,000
$200,000
$150,000
$100,000
$50,000
$-
2020
2021
2022
2023
2024
$2,635,857
$3,388,567
$3,296,615
$2,584,884
$3,934,830
$853,575
$976,064
$1,113,315
$855,526
$1,282,587
$115,928
$201,048
$195,378
$183,624
$168,898
CEO Compensation Actually Paid
Average NEO Compensation Actually Paid
Net Income ($000)

62	BANNER CORPORATION 2025 PROXY STATEMENT

Executive Compensation | Pay Versus Performance

CAP vs. ROATCE
Compensation
ROATCE
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
0.2
0.18
0.16
0.14
0.12
0.1
0.08
0.06
0.04
0.02
0
2020
2021
2022
2023
2024
$2,635,857
$853,575
9.95%
$3,388,567
$976,064
16.27%
$3,296,615
$1,113,315
17.49%
$2,584,884
$855,526
16.14%
$3,934,830
$1,282,587
12.90%
CEO Compensation Actually Paid
Average NEO Compensation Actually Paid
Company Selected Measure - ROATCE

BANR TSR vs. KRX Index TSR
Total Shareholder Return on $100 Invested at Beginning of Period
$160
$140
$120
$100
$80
$60
$40
$20
$-
2019
2020
2021
2022
2023
2024
$100
$100
$87
$91
$117
$125
$126
$116
$111
$116
$143
$131
BANR TSR
KRX Index TSR

BANNER CORPORATION 2025 PROXY STATEMENT	63

Executive Compensation | Pay Versus Performance
Compensation and Human Capital Committee Interlocks and Insider Participation
The members of the Compensation and Human Capital Committee are Ellen R.M. Boyer (Chair), Connie R. Collingsworth, Margot J. Copeland, Roberto R. Herencia and Kevin F. Riordan. No members of the Compensation and Human Capital Committee were officers or employees of Banner or any of its subsidiaries during the year ended December 31, 2024, nor were they formerly Banner officers or had any relationships otherwise requiring disclosure.

64	BANNER CORPORATION 2025 PROXY STATEMENT

Proposal 2 – Advisory Vote to Approve Executive Compensation
Proposal 2 – Advisory Vote to Approve Executive Compensation
Under the Dodd-Frank Act, we are required to periodically include in our annual meeting proxy statements and present at the annual meeting of shareholders a non-binding shareholder resolution to approve the compensation of our named executive officers, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the SEC. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse the compensation of Banner’s executives as disclosed in the Proxy Statement. At the 2019 annual meeting of shareholders, we were also required under the Dodd-Frank Act to include a non-binding shareholder resolution regarding the frequency of future votes on executive compensation. Shareholders voted in favor of holding an annual vote and the Board of Directors determined to hold an annual shareholder advisory vote to approve the compensation of our named executive officers. We are required to hold another frequency vote at this year’s annual meeting of shareholders.
The say-on-pay proposal will be presented at the annual meeting in the form of the following resolution:
RESOLVED, that the shareholders approve the compensation of Banner Corporation’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables and related material in the Proxy Statement for the 2025 annual meeting of shareholders.
This vote will not be binding on our Board of Directors or Compensation and Human Capital Committee and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board. It will also not affect any compensation paid or awarded to any executive. The Compensation and Human Capital Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements. Listed below are the results of the advisory vote on executive compensation at the 2024 annual meeting of shareholders:

FOR	26,533,137 Shares

AGAINST	1,012,189 Shares

ABSTAIN	34,104 Shares

BROKER NON-VOTE	1,485,203 Shares

Our executive compensation policies are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of Banner and Banner Bank, to reflect the attainment of short- and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers and to align to the greatest extent possible the interests of management and shareholders. Our Board of Directors believes that our compensation policies and procedures achieve these objectives.

The Board of Directors unanimously recommends that you vote FOR approval of the compensation of our named executive officers as disclosed in this Proxy Statement.

BANNER CORPORATION 2025 PROXY STATEMENT	65

Proposal 3 – Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation
Proposal 3 – Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation
Under the Dodd-Frank Act, we are required to include in the proxy statement for the 2025 annual meeting of shareholders a non-binding shareholder vote to consider the timing of future shareholder votes on executive compensation. In 2019, shareholders voted in favor of holding an annual vote on executive compensation and the Board of Directors determined to adopt an annual frequency. The Dodd-Frank Act requires that shareholders be permitted to vote on the frequency of future votes on executive compensation at least once every six years. Accordingly, we are including in this Proxy Statement and presenting at this year’s annual meeting a non-binding shareholder vote to consider the timing of future shareholder votes on executive compensation.
This proposal gives shareholders the opportunity to vote on whether a resolution to approve the compensation of our named executive officers should be presented to shareholders every one, two or three years; shareholders can choose to abstain from voting on this proposal in their discretion. The option that receives the greatest number of votes cast by shareholders will be the frequency for future advisory votes on executive compensation that is recommended by shareholders. This vote will not be binding on our Board of Directors or Compensation and Human Capital Committee and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board. While the Compensation and Human Capital Committee and the Board intend to consider the outcome of this vote when considering when to present shareholders with a resolution to approve executive compensation, the Board of Directors and the Compensation and Human Capital Committee may decide that it is in the best interests of Banner and its shareholders to hold future advisory votes on executive compensation more or less frequently than the option recommended by shareholders.
The Board of Directors believes that a resolution to approve the compensation of our named executive officers should be presented to shareholders every year. The Board is committed to strong corporate governance and believes that an annual cycle provides for the greatest accountability to our shareholders.

The Board of Directors unanimously recommends that you vote for “ONE YEAR” with respect to how frequently future advisory votes to approve executive compensation should be held. Shareholders are not voting to approve or disapprove this recommendation.

66	BANNER CORPORATION 2025 PROXY STATEMENT

Information About Our Executive Officers
Information About Our Executive Officers

The following table provides information about the executive officers of Banner and the Bank as of December 31, 2024:

Name	Age	Position with Banner Corporation	Position with Banner Bank
Mark J. Grescovich	60	President, Chief Executive Officer, Director	President, Chief Executive Officer, Director
Mark C. Borrecco	53		Executive Vice President, Chief Banking Officer
Janet M. Brown	57		Executive Vice President, Chief Information Officer
Robert G. Butterfield	56	Executive Vice President, Chief Financial Officer, Treasurer	Executive Vice President, Chief Financial Officer
James M. Costa	56		Executive Vice President, Chief Risk Officer and Chief Operating Officer
Karen L. Harrison	66		Executive Vice President, Community Banking Executive
Kayleen R. Kohler	52		Executive Vice President, Human Resources, Chief Diversity Officer
Kenneth A. Larsen	55		Executive Vice President, Mortgage Banking
Sherrey L. Luetjen	53	Executive Vice President, General Counsel, Ethics Officer, Secretary	Executive Vice President, General Counsel, Secretary
James P. G. McLean	60		Executive Vice President, Commercial Real Estate Lending Division
Scott S. Newman	61		Executive Vice President, Chief Audit Executive
Cynthia D. Purcell	67		Executive Vice President, Chief Strategy and Administration Officer
M. Kirk Quillin	62		Executive Vice President, Chief Commercial Executive
James T. Reed, Jr.	62		Executive Vice President, Commercial Banking
Jill M. Rice	59		Executive Vice President, Chief Credit Officer

Biographical Information

The following section provides information about the executive officers of Banner Corporation and Banner Bank. There are no family relationships among or between the directors or executive officers.
Mark J. Grescovich is President and Chief Executive Officer, and a director, of Banner Corporation and Banner Bank. Mr. Grescovich became President and a director of Banner Corporation and Banner Bank in April 2010 and became Chief Executive Officer in August 2010, building on an extensive banking career specializing in finance, credit administration and risk management. Under his leadership, Banner has grown from $4.7 billion in assets in 2010 to more than $15 billion in 2024 through organic growth and selective acquisitions. During that time, Mr. Grescovich has guided the expansion of the Company’s footprint to over 135 locations in four states. Prior to joining the Bank, Mr. Grescovich was the Executive Vice President and Chief Corporate Banking Officer for FirstMerit Corporation and FirstMerit Bank N.A., a commercial bank with $14.5 billion in assets and over 200 branch offices in three states. He assumed responsibility for FirstMerit’s commercial and regional line of business in 2007, having served since 1994 in various commercial and corporate banking positions, including Chief Credit Officer. Prior to joining FirstMerit, Mr. Grescovich was a Managing Partner in corporate finance with Sequoia Financial Group, Inc. and a commercial and corporate lending officer and credit analyst with Society National Bank. He earned a bachelor’s degree in finance from Miami University and a master’s degree, also with a finance emphasis, from The University of Akron.

BANNER CORPORATION 2025 PROXY STATEMENT	67

Information About Our Executive Officers
Mark C. Borrecco joined Banner Bank in September 2024 as Executive Vice President and Chief Banking Officer, responsible for overseeing the Bank’s production lines of business. Mr. Borrecco has more than 25 years of experience in the financial services industry. Prior to joining Banner, Mr. Borrecco was Regional President for California at Washington Federal, Inc. from March 2023 through August 2024, where he was based in Sacramento, California. Previously, he was President and Chief Executive Officer at Great Western Bancorp in Sioux Falls, South Dakota, from March 2020 to January 2022. Mr. Borrecco served as President and Chief Executive Officer for Rabobank, NA in Roseville, California, from December 2015 through November 2019, where he had served as Executive Vice President and Chief Banking Officer from August 2011 to November 2015. Mr. Borrecco earned a B.A. in Economics from California State University, Fresno.
Janet M. Brown joined Banner Bank in 2020 as Chief Information Officer. She directs and oversees information technology and security across Banner Bank, including existing and emerging initiatives. Prior to joining the Company, Ms. Brown’s career included more than 25 years of information technology experience. She has specific expertise leading large, complex projects and technology environments. Ms. Brown served as Vice President of Governance & Infrastructure Shared Services at Epiq Global, a worldwide provider of legal services, from November 2018 through October 2020. In June 2018, Epiq Global purchased Garden City Group, where Ms. Brown had served as Senior Vice President and Chief Information Officer since September 2016. From March 2014 to September 2016, Ms. Brown was Vice President, Information Technology Applications for Premera, where she previously served as Vice President of Information Technology Applications and Shared Services. Ms. Brown attended Washington State University and served eight years in the U.S. Marine Corps. She is a Desert Storm Veteran. Ms. Brown actively volunteers for several children’s welfare and development causes in the Puget Sound area and abroad.
Robert G. Butterfield was promoted to Executive Vice President and Chief Financial Officer of Banner Bank in April 2023 and to Executive Vice President and Chief Financial Officer of Banner Corporation in October 2023. Prior to those promotions, he was Senior Vice President and Chief Accounting Officer of Banner Bank, which he joined in 2015. A Certified Public Accountant, Mr. Butterfield has more than 25 years of highly specialized financial expertise, including more than 20 years in the financial services industry. He began his career as an auditor with a national accounting and professional services firm and held financial leadership positions at two community banks, including controller and principal accounting officer. Mr. Butterfield holds a bachelor’s degree in accounting from Eastern Washington University and is a graduate of Pacific Coast Banking School. As an active member of his community, he currently serves on the board of directors for Spokane Habitat for Humanity.
James M. Costa joined Banner Bank in October 2021 as Executive Vice President and Chief Risk Officer and was promoted in May 2024 to Chief Operating Officer in addition to his Chief Risk Officer role. He brings nearly 30 years of banking experience to his position. Prior to joining Banner, Mr. Costa served at Mann Lake Group in Minneapolis as the Chief Executive Officer and Founder from October 2020 where he provided advice to banks, trade associations and fintech firms on credit strategy, capital allocation, risk program design, regulatory relations, and compliance risk management. From 2013 to October 2020, he served as an executive officer of TCF Financial Corporation (TCF), including as Executive Vice President and Chief Risk Officer and Chief Credit Officer. TCF was a $49 billion regional bank holding company with operations in the United States, Canada and Asia. Prior to that, Mr. Costa was Executive Vice President and Head of Credit Strategy for Wachovia in Charlotte, NC, and PNC Financial Corp. A U.S. Air Force Veteran, Mr. Costa earned his bachelor’s degree from The Ohio State University and conducted his doctorate studies in economics at the University of Minnesota. He is an active community volunteer for a local Habitat for Humanity and Humane Society, and with the University of Minnesota Center for Children’s Cancer Research. Mr. Costa is also an advisory board member for the Midsize Bank Coalition of America and Moody’s Analytics.
Karen L. Harrison was promoted to Executive Vice President of Community Banking at Banner Bank in June 2023 after joining Banner Bank in March 2022 as Senior Vice President, Community Banking Director. Ms. Harrison oversees the Bank’s branch network, business client management services, business banking, and Banner Wealth and Investment Services. Ms. Harrison has more than 25 years of experience in financial services, including national leadership positions at large multi-national banks as well as serving nine years on the executive team of a regional credit union as Executive Vice President, Chief Retail Banking and Marketing Officer. From 2011 through March 2022, Ms. Harrison held several regional and national senior leadership roles at Bank of America, in San Diego, CA. Prior to joining Banner Bank in March 2022, Ms. Harrison served as Bank of America’s National SBA Executive, leading the bank’s nationwide SBA program from 2019 to 2022. Prior roles at Bank of America included National Credit Performance Executive and Small Business Banking Manager. Ms. Harrison earned her bachelor’s degree from

68	BANNER CORPORATION 2025 PROXY STATEMENT

Information About Our Executive Officers
California State University and an MBA from the University of Phoenix. Additionally, she has completed the Women’s Leadership Program at Columbia University Graduate School of Business. An active member of her community, Ms. Harrison has served on the board of directors for Junior Achievement, YMCA, LEAD San Diego, and the National Association of Women Business Owners.
Kayleen R. Kohler joined Banner Bank in 2016 as Executive Vice President of Human Resources and, in January 2021, was also appointed as the Bank’s Chief Diversity Officer. Ms. Kohler’s focus is on driving organizational design priorities at Banner Bank including leadership development, talent acquisition, workforce planning, employee relations, compensation, benefits, diversity initiatives, payroll, and safety. Prior to joining Banner, Ms. Kohler served 20 years in progressive human resource leadership roles for Plum Creek Timber Company, now Weyerhaeuser. She holds bachelor’s degrees in marketing as well as business management from Northwest Missouri State University and a master’s degree in organizational management from the University of Phoenix. Through continuing education, she maintains her certifications as a Senior Professional in Human Resources and a Society of Human Resources Management Senior Certified Professional.
Kenneth A. Larsen was promoted to Executive Vice President, Mortgage Banking Director in 2015. He joined Banner Bank in 2005 as Real Estate Administration Manager and was promoted to Mortgage Banking Director in 2010. Mr. Larsen is responsible for Banner Bank’s mortgage banking activities from origination, administration, secondary marketing, through loan servicing. Mr. Larsen has a 30-plus year career in mortgage banking, including holding positions in all facets of operations and management. A graduate of Eastern Washington University, he earned a bachelor’s degree in education with a degree in Social Science and earned certificates from the Pacific Coast Banking School and the School of Mortgage Banking. Mr. Larsen is also a Certified Mortgage Banker, the highest designation recognized by the Mortgage Bankers Association. Mr. Larsen began his career at Action Mortgage/Sterling Savings, later moving to Peoples Bank of Lynden where he managed mortgage banking operations. Mr. Larsen served as the 90th President of the Seattle Mortgage Bankers Association and Chairman of the Washington Mortgage Bankers Association. He currently serves as a commissioner on the Washington State Housing Finance Commission.
Sherrey L. Luetjen is Executive Vice President, General Counsel and Secretary for Banner Corporation and Banner Bank, as well as Ethics Officer for Banner Corporation. She joined Banner as Senior Vice President and Assistant General Counsel in 2019 and was promoted to her current position in 2021. Ms. Luetjen directs and oversees the Company’s legal functions. Ms. Luetjen has more than 25 years of legal experience including more than 20 years as in-house counsel in the financial services industry. From 2010 through 2018, Ms. Luetjen was a Managing Director of Legal and Compliance at BlackRock, Inc., where she previously served as a Director of Legal and Compliance from 2007 through 2010. Prior to BlackRock, Ms. Luetjen served as Associate General Counsel at a privately held investment advisory firm. Ms. Luetjen earned concurrent JD and MBA degrees from the University of Washington and earned her bachelor’s degree from Seattle University. Ms. Luetjen’s community involvement includes nine years of service on the board of directors of The Arboretum Foundation, including two years as board chair.
James P.G. McLean joined Banner Bank in 2010 and is Executive Vice President, Commercial Real Estate Lending. He leads the Affordable Housing Division and LIHTC Investments, Community Financial Corporation, Homebuilder Finance and Income Property Divisions, as well as related loan administration functions. Mr. McLean has more than 30 years of real estate finance experience. His experience includes roles at large national commercial banks and at regional and community banks, as well as 15 years in executive leadership roles and as a principal of a mid-sized regional commercial real estate development firm. Mr. McLean earned his bachelor’s degree from the University of Washington. His community volunteering is focused on organizations that serve local youth, including the Boy Scouts of America, Lake Washington School District and numerous coaching positions.
Scott S. Newman joined Banner Bank as Executive Vice President and Chief Audit Executive in June 2024. He has more than 35 years of audit experience, including 20-plus years in leadership positions. Prior to joining Banner, Mr. Newman had served as Director of Risk Management and Internal Audit for PEMCO Mutual Insurance Company since 2022. From 2013 to 2022, he was Senior Vice President – General Auditor at Columbia Bank. Previously, he held additional internal audit roles at banking, investment management, and insurance companies. Mr. Newman holds several professional certifications including Certified Internal Auditor, Certified Information Systems Auditor, Certification in Risk Management Assurance, Certified Financial Services Auditor, and Certified Information Systems Security Professional. Mr. Newman earned bachelor’s degrees in economics and business administration/finance from

BANNER CORPORATION 2025 PROXY STATEMENT	69

Information About Our Executive Officers
Central Washington University. He volunteers in his community and continues to serve on professional boards, including the Washington State Board of Accountancy.
Cynthia D. Purcell is Banner Bank’s Executive Vice President and Chief Strategy and Administration Officer, having previously served as Banner Bank’s Executive Vice President of Retail Banking and Administration. Ms. Purcell is responsible for leading the execution of the Bank’s long-term corporate strategic objectives in addition to leading the marketing and communications team’s digital strategy and delivery channels, and product strategy. She was formerly the Chief Financial Officer of Inland Empire Bank (now Banner Bank), which she joined in 1981. Over her banking career, Ms. Purcell has been deeply involved in advocating for the industry through leadership roles on various boards and committees including state banking associations, the American Bankers Association (ABA), and the Consumer Bankers Association. She has also taught banking courses throughout her career, including the ABA Graduate School of Bank Investments and Financial Management, the Northwest Intermediate Banking School, and the Oregon Bankers Association Directors College.
M. Kirk Quillin joined Banner Bank’s commercial banking group in 2002 and now serves as Chief Commercial Banking Executive. Mr. Quillin began his career in the banking industry in 1984 with Idaho First National Bank, which is now U.S. Bank. His career also included management positions in commercial lending with Washington Mutual. He earned his bachelor’s degree in finance and economics from Boise State University and is certified by the Pacific Coast Banking School and Northwest Intermediate Commercial Lending School. As a dedicated, civic-minded community member, Mr. Quillin was active in Rotary for over 20 years and served eight years as a Fire Commissioner.
James T. Reed, Jr. began his banking career in 1985 and joined Banner Bank in 1998. Since then, he has held several leadership positions with progressive responsibilities within the Commercial Banking division. Today, he is Executive Vice President of Commercial Banking and leads the teams that focus on commercial banking relationship management, portfolio management, and business development. Mr. Reed earned his bachelor’s degree from the University of Washington and is a graduate of Pacific Coast Banking School. Mr. Reed’s community involvement includes serving on the Association of Washington Businesses Executive Board as well as having served on the University of Washington Bothell Advisory Board.
Jill M. Rice joined Banner Bank in 2002 as a Regional Credit Risk Manager, was promoted to Senior Credit Officer overseeing the commercial banking credit function in 2008, and to Chief Credit Officer in 2020. Ms. Rice has more than 35 years of credit-related experience, including time as a Senior Bank Examiner with the FDIC. Ms. Rice earned her bachelor’s degree from Western Washington University, is a graduate of the Pacific Coast Banking School, and has held the RMA Credit Risk Certification since 2009. Ms. Rice’s community involvement includes having served on the board of directors for the Alzheimer’s Association Washington State Chapter, and LifeWire, a domestic violence prevention organization, including serving seven years on the board of directors, two of which she was the board president. In addition, she continues to volunteer with the local school districts.

70	BANNER CORPORATION 2025 PROXY STATEMENT

Audit Committee Matters
Audit Committee Matters
Audit Committee Charter. The Audit Committee operates pursuant to a charter approved by our Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring our financial accounting and reporting, system of internal controls established by management and audit process. The charter sets out the responsibilities, authority and specific duties of the Audit Committee. The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to our independent registered public accounting firm, the internal audit department and management.
Report of the Audit Committee. The Audit Committee reports as follows with respect to the Corporation’s audited consolidated financial statements for the year ended December 31, 2024:
•The Audit Committee has completed its review and discussion of the 2024 audited consolidated financial statements with management;
•The Audit Committee has discussed with the independent registered public accounting firm (Moss Adams LLP) the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 1301, Communications with Audit Committees;
•The Audit Committee has received written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence; and
•The Audit Committee has, based on its review and discussions with management of the 2024 audited consolidated financial statements and discussions with the independent registered public accounting firm, recommended to the Board of Directors that the Corporation’s audited consolidated financial statements for the year ended December 31, 2024 be included in its Annual Report on Form 10-K.
The foregoing report is provided by the following directors, who constitute the Audit Committee as of December 31, 2024:

Audit Committee

Kevin F. Riordan, Chair
Ellen R.M. Boyer
David A. Klaue
John R. Layman
John C. Pedersen
Paul J. Walsh
This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

BANNER CORPORATION 2025 PROXY STATEMENT	71

Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm
Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee of the Board of Directors has appointed Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2025 and that appointment is being submitted to shareholders for ratification. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the appointment of Moss Adams LLP to our shareholders for ratification as a matter of good corporate practice. If the appointment is not ratified, the Audit Committee will consider whether it is appropriate to appoint another registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Banner and our shareholders. Moss Adams LLP served as our independent registered public accounting firm for the year ended December 31, 2024 and a representative of the firm will be present at the annual meeting to respond to shareholders’ questions and will have the opportunity to make a statement if he or she so desires.

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for 2025.
The following table sets forth the aggregate fees billed, or expected to be billed, to us by Moss Adams LLP for professional services rendered for the fiscal years ended December 31, 2024 and 2023.

		Year Ended December 31,
	2024 ($)	2023 ($)
Audit Fees (1)	1,397,708	1,301,175
Audit-Related Fees (2)	24,000	38,500
Tax Fees	—	—
All Other Fees	—	—
(1)For 2024, includes estimated amounts to be billed and related out-of-pocket expenses incurred by Moss Adams.
(2)For 2024 and 2023, reflects fees related to limited assurance review of scope 1 and 2 greenhouse gas emissions calculations. For 2023, reflects fees related to S-8 filing.
The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services to be provided by the independent registered public accounting firm in connection with the Committee’s annual review of its charter. Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee. If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting. In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent registered public accounting firm and whether the service could compromise the independence of the independent registered public accounting firm. For the year ended December 31, 2024, the Audit Committee approved all of the services provided by Moss Adams LLP that were designated as audit-related fees, tax fees and all other fees as set forth in the table above.
The Audit Committee of the Board of Directors determined that all of the services performed by Moss Adams LLP in fiscal year 2024 were not incompatible with Moss Adams LLP maintaining its independence.

72	BANNER CORPORATION 2025 PROXY STATEMENT

Proposal 5 – Approval of the Adoption of the Banner Corporation 2025 Employee Stock Purchase Plan
Proposal 5 – Approval of the Adoption of the Banner Corporation 2025 Employee Stock Purchase Plan

Overview
On December 18, 2024, the Board adopted the Banner Corporation 2025 Employee Stock Purchase Plan (the “ESPP” or “Plan”), subject to approval by shareholders. The Board unanimously recommends that shareholders approve the adoption of the ESPP.
The Board believes that adoption of the ESPP will advance and promote the interests of the shareholders of the Corporation by offering to eligible employees of the Corporation, and any designated subsidiaries of the Corporation (together, the “Designated Companies”) the opportunity to acquire an ownership interest, or to increase their ownership interest, in the Corporation. The ESPP will provide a means for a broad base of employees to voluntarily acquire the Corporation’s common stock and thereby further align their interests with those of the Corporation’s shareholders.
The ESPP is designed and intended to qualify as an “employee stock purchase plan” under section 423 of the Internal Revenue Code, which permits employees to purchase and sell the Corporation’s shares on a tax-preferred basis. (See below section “Federal Income Tax Consequences of Plan Participation.”) The ESPP also creates incentives for employees to purchase shares of Banner common stock because employees purchase the shares at a set discount from the trading price of the shares on the purchase date (see below section “Purchase Price”) and pay for the purchases through payroll deductions (see below section “Payment of Purchase Price; Payroll Deductions”).
By approving the ESPP, the Corporation’s shareholders set aside a fixed reserve of stock (see below section “Stock Subject to Plan”) that will be available to eligible employees of Designated Companies, for purchase based on the terms and conditions of the ESPP and its related offering documents.
If this proposal is approved by shareholders, the ESPP will take effect promptly thereafter and upon filing and effectiveness of any required registration statements under the Securities Act of 1933, as amended (the “Securities Act”). In the event that shareholders do not approve this proposal, the ESPP will not become effective.
Material Features of the ESPP
The following summary of the material features of the ESPP is qualified in its entirety by reference to the complete text of the ESPP included as Appendix 1 to this Proxy Statement.
Administration. The Compensation and Human Capital Committee will appoint a plan administrator who will serve at the pleasure of the Board and may be changed from time to time by the Compensation and Human Capital Committee or the Board. The plan administrator has full authority to administer, interpret, and modify the terms of the ESPP and to make rules as necessary for administration of the ESPP. The plan administrator may further delegate its authority to one or more employees of the Designated Companies.
Stock Subject to Plan. An aggregate of 500,000 shares of Banner common stock is reserved for purchase and issuance under the ESPP. This share reserve is subject to adjustment in the event of a stock split, stock dividend or other similar change in the common stock or the capital structure of the Corporation. The number of shares of common stock available for issuance under the ESPP will be increased on the first day of each fiscal year beginning with the fiscal year following the fiscal year in which the first enrollment date (if any) occurs equal to the least of (i) 25,000 shares of common stock, (ii) one percent (1%) of the outstanding shares of common stock on the last day of the

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Proposal 5 – Approval of the Adoption of the Banner Corporation 2025 Employee Stock Purchase Plan
immediately preceding fiscal year, or (iii) an amount determined by the plan administrator. The 500,000 shares of common stock reserved for purchase and issuance under the ESPP is approximately 1.45% of the Corporation’s 34,459,832 issued and outstanding shares of common stock as of December 31, 2024.
Adjustments. In the event of any change in the Corporation’s outstanding stock by reason of a stock dividend, stock split, reverse stock split, split-up, recapitalization, merger, consolidation, reorganization, or other capital change, the aggregate number and type of shares available for purchase under the ESPP, the maximum number and type of shares purchasable during an offering period, and the purchase price per share will be appropriately adjusted.
Merger or Change in Control. In the event of a merger of the Corporation with or into another corporation or other entity or change in control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute for the option, the offering period for the option will be shortened by setting a new exercise date on which the offering period will end.
Term of the ESPP. The ESPP will continue for a term of 20 years, unless sooner terminated by the Board.
Eligibility. In general, any individual that is an employee of a Designated Company and is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by a Designated Company is eligible to participate in the ESPP.
The plan administrator has discretion to exclude the following employees from participating in the ESPP: employees who have been employed less than two (2) years; employees who are customarily employed for less than twenty (20) hours per week; employees who customarily work five (5) months or less in any calendar year; and highly compensated employees as defined in Internal Revenue Code section 414(q).
The plan administrator has discretion to determine which Designated Companies will participate in the ESPP from time to time. The Designated Companies that are expected to participate in the ESPP for the offering period scheduled to commence on January 1, 2026 are the Corporation, Banner Bank and its subsidiaries. The plan administrator has determined that for this scheduled initial offering period, all employees of a participating Designated Company who work twenty (20) or more hours per week and have been employed for five (5) months or more prior to the first day of the offering period will be eligible to participate in the ESPP. As of December 31, 2024, approximately 1,922 employees of those companies would have been eligible to participate in the ESPP if it had been in effect at that time.
No eligible employee will be granted an option under the ESPP if immediately after the grant of the option, such employee would own stock of Designated Companies and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Designated Companies. Such employees are not eligible to participate in the ESPP.
As a tax-qualified stock purchase plan, all eligible employees must have the equal rights and privileges under the ESPP, and the terms of the ESPP must be administered uniformly for all eligible employees.
Offering Period. The plan administrator has discretion to determine the start and duration of offering periods under the ESPP, but in conformance with the rules under Internal Revenue Code section 423, an offering period may not exceed 27 months. The plan administrator currently intends that shares will be offered for purchase under the ESPP through a series of biannual offerings beginning on each January 1 and July 1, and ending on the immediately following June 30 and December 31, respectively, with the first offering period commencing on January 1, 2026.
On the first day of each offering period, a participating employee is granted a purchase right, which is a form of option that is automatically exercised on the last day of the offering period (the “purchase date”). During an offering period, pre-authorized payroll deductions are made from the participants’ compensation and credited to their accounts under the ESPP. The ESPP is unfunded and all accounts under the ESPP are bookkeeping only accounts. All payroll deductions are credited to the Corporation’s capital accounts in accordance with generally accepted accounting

74	BANNER CORPORATION 2025 PROXY STATEMENT

Proposal 5 – Approval of the Adoption of the Banner Corporation 2025 Employee Stock Purchase Plan
principles. When a purchase right is exercised, the amount of the participant’s payroll deductions for the offering period is automatically used to purchase shares of the common stock.
Purchase Price. For the initial offering period scheduled to commence January 1, 2026, the price per share to purchase shares of common stock under the ESPP will be lesser of 85% of the fair market value per share of common stock as of the first day of the offering period or the fair market value per share on the purchase date for the offering period. In order to comply with the requirements of Internal Revenue Code section 423, the plan administrator does not permit a purchase price lower than 85% of the fair market value of the common stock as of either the first day of the offering period or the purchase date. As of December 31, 2024, the fair market value of a share of common stock was $66.77.
Payment of Purchase Price; Payroll Deductions. On each purchase date, shares are purchased with participants’ payroll deductions that have accumulated during the applicable offering period. Participating employees may elect payroll deductions ranging from 1% to 15% (or such lower maximum percentage specified in the offering) of the participating employee’s annualized base salary or, if not salaried, then the participating employee’s average straight-time hourly wage (including over time and shift differentials, and commissions paid during the offering period (“Compensation”). Compensation excludes bonuses, long-term incentive compensation, vacation pay, relocation, expense reimbursement, tuition or other reimbursement, any imputed income and income realized as a result of any stock option, stock purchase or similar plan of the Designated Companies and any payments from outside sources such as short- or long-term disability payments.
Annual Share Purchase Limit. The fair market value of shares of common stock that a participating employee may purchase through the ESPP during any calendar year may not exceed $25,000. This is the statutory limit under Internal Revenue Code section 423. Any payroll deductions in excess of the annual $25,000 limit will be refunded to the affected participant.
Reduction of Payroll Deduction. Once during each offering period, a participating employee may reduce the percentage of their payroll deductions, suspend payroll deductions or withdraw from the ESPP in accordance with the procedures established by the plan administrator. However, a participating employee cannot request an increase or to retroactively change the payroll deduction percentage.
Withdrawal; Termination of Employment. A participating employee may voluntarily withdraw from an offering under the ESPP at least 30 days before the last day of the offering period. A withdrawal must be for all deductions. A partial withdrawal of payroll deductions is not permitted. A participating employee will automatically be withdrawn from an offering upon a termination of employment with all Designated Companies, and a terminated employee’s unused payroll deductions will be refunded without interest.
Assignability and Transferability. No purchase rights under the ESPP are assignable or transferable by a participant, except by will or the laws of inheritance following a participant’s death and distribution. An attempt by a participating employee to assign, transfer, pledge or otherwise dispose of their purchase rights will be invalid. During a participant’s lifetime, an option granted under the ESPP may be exercisable only by the participant.
Termination of ESPP. The plan administrator may suspend the ESPP at any time. The Board may terminate the ESPP at any time. However, except in the event of a liquidation or dissolution of the Corporation, the proposed sale of all or substantially all of the assets of the Corporation, the merger, consolidation or other capital reorganization of the Corporation with or into another corporation, or to the extent necessary to comply with applicable law or preserve favorable tax treatment for purchases under the ESPP, any suspension or termination of the ESPP may not affect purchase rights then outstanding without the consent of the participants.
Amendment or Modification of ESPP. Generally, the plan administrator may amend or modify the Plan, within the limits of shareholder authorization, at any time at its discretion. However, to the extent required under applicable law, shareholder approval will be required for such covered amendments. No amendment or modification of the terms of the ESPP may make any change in any purchase right previously granted that would adversely affect the outstanding purchase rights without participant consent. However, the plan administrator may at any time establish rules and

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Proposal 5 – Approval of the Adoption of the Banner Corporation 2025 Employee Stock Purchase Plan
procedures necessary to interpret or otherwise administer the offerings under the current terms of ESPP without shareholder or participant consent provided the rules and procedures will result in participant’s having equal rights and privileges under the ESPP and are administered on a uniform and nondiscriminatory basis.
Federal Income Tax Consequences of ESPP Participation
The following is a general summary under current law of the material federal income tax consequences to participants in the ESPP. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant to a participant in light of his or her personal investment circumstances. This summarized tax information is not tax advice.
Section 423 of the Internal Revenue Code will provide certain tax benefits to employees purchasing shares of common stock under a tax-qualified ESPP. An employee will not recognize income for federal income tax purposes upon the grant of an option for any offering period. Also, the employee will not recognize income upon the exercise of the option to purchase shares of common stock. The employee will recognize income only when he or she sells the shares of common stock. The employee’s taxable income upon the sale of the shares will be based on the excess (if any) of the sale price over the purchase price.
The character of the income (ordinary income, short-term capital gains or long-term capital gains) depends on whether the employee sells the shares in a qualifying disposition or a disqualifying disposition. The sale will be treated as a qualifying disposition if the employee has satisfied the holding requirement under Internal Revenue Code section 423. If the employee holds the shares until at least the later of (i) two years from the first day of the applicable offering period or (ii) one year from the date of purchase, then the sale will be treated as a qualifying disposition. Upon sale in a qualifying disposition, the employee’s ordinary income will be limited to the lesser of (i) the discount to the purchase price of the shares on the date of purchase or (ii) the net gain (i.e., the fair market value on the date the share is sold less the purchase price), if any, from selling the shares. Any remaining income recognized upon the sale of the shares will be treated as long-term capital gain. In general, a qualifying disposition has been a tax preferred sale because the maximum federal income tax rate on long-term capital gains has generally been lower than for ordinary income (or short-term capital gains). If the fair market value of the shares on the date of the qualifying disposition is less than the purchase price for the shares, there will be no ordinary income, and any loss recognized will generally be a capital loss.
If the employee does not meet the holding requirement, then the sale is a disqualifying disposition, and the employee will realize ordinary income in an amount equal to the difference between the fair market value of the shares on the date on which the employee acquired the shares and the purchase price paid for the shares. In addition, if the employee sells the shares at a price in excess of the fair market value of the shares on the purchase date, the employee will realize capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the purchase date. Alternatively, if the employee sells the shares at a price less than the fair market value of the shares on the purchase date, the employee will realize a capital loss in an amount equal to the difference between the fair market value of the shares on the purchase date and the selling price of the shares.
The Corporation (or if applicable, the Participating Company that employs the employee) will not be entitled to a deduction based on the discount on the shares of common stock purchased by an employee if he or she satisfies the applicable holding periods under Internal Revenue Code section 423. However, if an employee sells the shares of common stock prior to the end of the holding period, the Participating Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the employee (i.e., the excess of the fair market value of the shares on the last day of the offering period over the purchase price). (The income tax deduction may be limited by the deductibility of compensation paid to certain officers under Internal Revenue Code section 162(m)).

76	BANNER CORPORATION 2025 PROXY STATEMENT

Proposal 5 – Approval of the Adoption of the Banner Corporation 2025 Employee Stock Purchase Plan
Registration with the SEC
If the ESPP is approved by the shareholders, the Corporation will file a registration statement with the SEC pursuant to the Securities Act covering the shares of common stock authorized for issuance under the ESPP.
New Plan Benefits
The ESPP is a new plan. Participation in the ESPP is voluntary. The number of shares that may be purchased in anyone offering period under the ESPP is dependent on how many employees are eligible, how many actually elect to participate in the Plan, each participant’s election as to the level of payroll deduction, and the purchase price for each applicable offering period. Accordingly, the number of employees who will participate in the ESPP, the number of shares expected to be purchased under the ESPP in any single offering period (in general, or as to any particular individual or group of employees), and the potential duration of the ESPP, are not determinable.

The Board of Directors unanimously recommends that you vote FOR the approval of the adoption of the Banner Corporation 2025 Employee Stock Purchase Plan.

BANNER CORPORATION 2025 PROXY STATEMENT	77

Miscellaneous
Miscellaneous
The Board of Directors is not aware of any business to come before the annual meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that proxies will be voted in accordance with the judgment of the person or persons voting the proxies.
We will bear the cost of solicitation of proxies, and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Banner’s common stock. In addition to solicitations via the Internet and by mail, our directors, officers and regular employees may solicit proxies personally or by telephone without additional compensation. We have engaged Regan & Associates, Inc. to assist in the distribution and solicitation of proxies for a fee of $15,000 (including out-of-pocket expenses). Regan & Associates, Inc. will assist with delivery of proxy materials and will solicit proxies from both street name and registered shareholders.
Banner’s 2024 Annual Report to Shareholders, including financial statements, has been made available online or mailed to all shareholders of record as of the close of business on March 14, 2025. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to us or by accessing our proxy materials online at www.bannerbank.com/proxymaterials. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.
A copy of Banner’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC, will be furnished without charge to shareholders of record as of March 14, 2025, upon written request to Sherrey Luetjen, Secretary, Banner Corporation, 10 S. First Avenue, Post Office Box 907, Walla Walla, Washington 99362.

78	BANNER CORPORATION 2025 PROXY STATEMENT

Shareholder Proposals
Shareholder Proposals
Shareholder proposals intended to be presented at our annual meeting to be held in 2026 must be received by us no later than December 10, 2025 to be considered for inclusion in the proxy materials and form of proxy relating to that meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act.
In addition, our Restated Articles of Incorporation provide that in order for business to be brought before the annual meeting, a shareholder must deliver notice to the Secretary not less than 30 nor more than 60 days prior to the date of the annual meeting; provided that if less than 31 days’ notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was made available online or mailed to shareholders. The notice must state the shareholder’s name, address and number of shares of Banner common stock held, and briefly discuss the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any interest of the shareholder in the proposal.
Our Restated Articles of Incorporation provide that if a shareholder intends to nominate a candidate for election as a director, the shareholder must deliver written notice of his or her intention to our Secretary not less than 30 days nor more than 60 days prior to the date of the annual meeting of shareholders; provided, however, that if less than 31 days’ notice of the annual meeting is given to shareholders, such written notice must be delivered to our Secretary not later than the close of the tenth day following the day on which notice of the annual meeting was made available online or mailed to shareholders. The notice must set forth (1) the name, age, business address and, if known, residence address of each nominee for election as a director, (2) the principal occupation or employment of each nominee, (3) the number of shares of Banner common stock which are beneficially owned by each such nominee, (4) such other information as would be required to be included pursuant to the Securities Exchange Act in a proxy statement soliciting proxies for the election of the proposed nominee, including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and (5) as to the shareholder giving such notice (a) his or her name and address as they appear on our books and (b) the class and number of Banner shares which are beneficially owned by such shareholder. In addition, shareholders who intend to solicit proxies in support of director nominees other than Banner’s nominees must provide notice that sets forth the information required under Rule 14a-19(b) of the Securities Exchange Act no later than March 23, 2026.
BY ORDER OF THE BOARD OF DIRECTORS

SHERREY LUETJEN
SECRETARY, BANNER CORPORATION
Walla Walla, Washington
April 9, 2025

BANNER CORPORATION 2025 PROXY STATEMENT	79

Annex: Non-GAAP Reconciliation
Annex: Non-GAAP Reconciliation
Banner reports its financial results in accordance with generally accepted accounting principles in the United States (“GAAP”). However, management uses both GAAP and non-GAAP financial measures as it believes the additional non-GAAP measures can provide useful and comparative information – for example, to assess trends in Banner’s core operations. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP. A reconciliation of these non-GAAP financial measures, including Tangible Common Shareholders’ Equity (which is also used in the calculation of Return on Average Tangible Common Equity), which is included in this Proxy Statement, can be found beginning on page 37 of our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the US Securities and Exchange Commission. Because not all companies use the same calculations, our presentation may not be comparable to other similarly titled measures as calculated by other companies.
Non-GAAP financial measures related to our executive compensation plans, including Adjusted Revenue and Adjusted Efficiency Ratio, may vary from those disclosed in our Form 10-K and are described in the Compensation Discussion and Analysis section of this Proxy Statement. The following table sets forth the reconciliation of additional non-GAAP financial measures discussed in this Proxy Statement (dollars in thousands):

Year Ended
December 31, 2024
ADJUSTED REVENUE
Net interest income (GAAP)	541,716
Non-interest income (GAAP)	66,888
Total revenue (GAAP)	608,604
Exclude net loss on sale of securities	5,190
Exclude net change in valuation of financial instruments carried at fair value	982
Adjusted revenue (non-GAAP) as reported in the Form 10-K	614,776
ADJUSTED EFFICIENCY RATIO:
Non-interest expense (GAAP)	391,538
Exclude CDI amortization	(2,626)
Exclude state/municipal tax expense	(5,648)
Exclude REO operations	(293)
Adjusted non-interest expense (non-GAAP)	382,971

Net interest income (GAAP)	541,716
Non-interest income (GAAP)	66,888
Total revenue (GAAP)	608,604
Exclude net loss on sale of securities	5,190
Exclude net change in valuation of financial instruments carried at fair value	982
Adjusted revenue (non-GAAP) as reported in the Form 10-K	614,776

Efficiency ratio (GAAP)	64.33%
Adjusted efficiency ratio (non-GAAP) for performance measure	62.29%

80	BANNER CORPORATION 2025 PROXY STATEMENT

Annex: Non-GAAP Reconciliation

Year Ended
December 31, 2024
PTPP ROA:
Income before provision for income taxes (GAAP)	209,485
Provision for credit losses	7,581
Pretax pre-provision earnings (non-GAAP)	217,066
Exclude CDI amortization	(2,626)
Exclude state/municipal tax expense	(5,648)
Exclude REO operations	(293)
Exclude net loss on sale of securities	(5,190)
Exclude net change in valuation of financial instruments carried at fair value	(982)
Adjusted Pretax pre-provision earnings (non-GAAP)	231,805

Return on average assets (GAAP)	1.07%
PTPP ROA (non-GAAP) for performance measure	1.47%

Year Ended
December 31, 2024
Return on Average Tangible Common Equity:
Net Income (GAAP)	168,898
Amortization of intangibles, net of tax	2,075
Tangible net income available to common shareholders (non-GAAP)	170,973

Average common equity (GAAP)	1,703,765
Average goodwill and intangibles	(378,239)
Average tangible common equity (non-GAAP)	1,325,526

Return on average common equity (GAAP)	9.91%
ROATCE (non-GAAP) for performance measure	12.90%

BANNER CORPORATION 2025 PROXY STATEMENT	81

Appendix 1

BANNER CORPORATION 2025 EMPLOYEE STOCK PURCHASE PLAN
1.Purpose. The purpose of this 2025 Employee Stock Purchase Plan (the “Plan”) is to provide employees of Banner Corporation, a bank holding company incorporated in the State of Washington (the “Company”) and its Designated Companies with an opportunity to purchase Common Stock through accumulated Contributions. The Company, by means of the Plan, seeks to secure and retain the services of Eligible Employees and provide incentives for such persons to exert their maximum efforts for the success of the Company, its Subsidiaries and Affiliates. The Company intends for the Plan to qualify (but makes no undertaking or representation to maintain) as an “employee stock purchase plan” under Section 423 Plan of the Internal Revenue Code (the “Code”), and consistent with such intent the Plan is intended to be administered, interpreted and construed in a manner to permit all Eligible Employees to have equal rights and privileges on a uniform and nondiscriminatory basis as described under Code Section 423. Capitalized terms used in the Plan will have the meanings set forth in Section 2 below.
2.Definitions.
(a)“Administrator” means one or more officers of the Company or its Designated Companies appointed by the Committee to administer the Plan pursuant to Section 14.
(b)“Affiliate” means any entity, other than a Subsidiary, in which the Company has an equity or other ownership interest.
(c)“Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of shares of Common Stock, including but not limited to, under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any jurisdiction where options are, or will be, granted under the Plan.
(d)“Board” means the Board of Directors of the Company.
(e)“Change in Control” means the occurrence of any of the following events:
(i)A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, that for this subsection, the acquisition of additional stock by any one Person, who prior to such acquisition is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control and provided, further, that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered a Change in Control. Further, if the shareholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this Section 2(e)(i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or
(ii)A change in the effective control of the Company which occurs on the date a majority of members of the Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the appointment or election; or
(iii)A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12-month period ending on the date of the most
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recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, that for this Section 2(e)(iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets:
(1)a transfer to an entity controlled by the Company’s shareholders immediately after the transfer, or
(2)a transfer of assets by the Company to:
A.    a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock,
B.    an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company,
C.    a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or
D.    an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in Section 2(e)(iii)(2)(A) to Section 2(e)(iii)(2)(C).
For this definition, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. For this definition, persons will be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. For the avoidance of doubt, wholly-owned subsidiaries of the Company shall not be considered “Persons” for purposes of this Section 2(e).
(iv)A transaction will not be a Change in Control if its primary purpose is to (A) change the jurisdiction of the Company’s incorporation, or (B) create a holding company owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
(f)“Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or U.S. Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future or successor legislation or regulation amending, supplementing or superseding such section or regulation.
(g)“Committee” means Compensation and Human Capital Committee of the Board.
(h)“Common Stock” means the common stock, par value $0.01, of the Company.
(i)“Company” means Banner Corporation, a bank holding company incorporated in the State of Washington, or any successor entity.
(j)“Compensation” means an Eligible Employee’s base straight time gross earnings but excludes payments for incentive compensation, bonuses, equity compensation income and other similar compensation as may be determined in the sole discretion of the Administrator. For the avoidance of doubt, “Compensation” excludes any payments that an Eligible Employee receives from external sources, including government agencies or insurance carriers, such as disability insurance payments or paid family leave payments, during any leave of absence taken by an Eligible Employee. The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for any Offering Period and include such definition in the Offering Documents for such Offering.
(k)“Contributions” means the payroll deductions and other additional payments that the Company may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan.
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(l)“Designated Company” means any Subsidiary or Parent of the Company that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan. The initial Designated Companies will be Banner Bank, a Washington corporation, and Community Financial Corporation, an Oregon corporation.
(m)“Director” means a member of the Board.
(n)“Effective Date” means December 1, 2025.
(o)“Eligible Employee” means any individual who is a common law employee providing services to an Employer and is customarily employed for at least 20 hours per week and more than 5 months in any calendar year by an Employer, or any lesser number of hours per week and/or number of months in any calendar year established by the Administrator (if required under applicable local law) for purposes of any separate Offering and set forth in the Offering Documents. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves or is legally protected under Applicable Laws. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave. The Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date in an Offering, determine for each Offering, on a uniform and nondiscriminatory basis or as otherwise permitted by Treasury Regulation Section 1.423-2) that the definition of Eligible Employee will or will not include an individual if he or she: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (ii) customarily works not more than 20 hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (iv) is a highly compensated employee within the meaning of Code Section 414(q), or (v) is a highly compensated employee within the meaning of Code Section 414(q) with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering in an identical manner to all highly compensated individuals of the Employer whose Eligible Employees are participating in that Offering. Each exclusion will be applied with respect to an Offering in a manner complying with U.S. Treasury Regulation Section 1.423-2(e)(2)(ii).
(p)“Employer” means the Company or a Designated Company that employs the applicable Eligible Employee(s).
(q)“Enrollment Date” means the first Trading Day of an Offering Period.
(r)“Enrollment Window” means the period established by the Administrator to allow Eligible Employees to make Contribution elections for participation in the Plan with respect to an Offering Period.
(s)“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
(t)“Exercise Date” means the last Trading Day of the Purchase Period. Notwithstanding the foregoing, in the event that an Offering Period is terminated prior to its expiration pursuant to Section 20, the Administrator, in its sole discretion, may determine that any Purchase Period also terminating under such Offering Period will terminate without options being exercised on the Exercise Date that otherwise would have occurred on the last Trading Day of such Purchase Period.
(u)“Fair Market Value” means, as of any date, the value of a share, determined as follows:
(i)If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, the Fair Market Value will be the
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closing sales price for a share (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported by such source as the Administrator determines to be reliable. If the determination date for the Fair Market Value occurs on a non-Trading Day (i.e., a weekend or holiday), the Fair Market Value will be such price on the immediately preceding Trading Day, unless otherwise determined by the Administrator;
(ii)If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date on the last Trading Day such bids and asks were reported), as reported by such source as the Administrator determines to be reliable; or
(iii)Absent an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Board.
Notwithstanding the foregoing, if the determination date for the Fair Market Value occurs on a weekend, holiday or other day other than a Trading Day, the Fair Market Value will be the price as determined under subsections (u)(i) or (u)(ii) above on the immediately preceding Trading Day, unless otherwise determined by the Administrator. Note that the determination of fair market value for purposes of Tax Withholding may be made in the Administrator’s sole discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.
(v)“Fiscal Year” means a fiscal year of the Company.
(w)“New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering Period then in progress.
(x)“Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 4. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).
(y)“Offering Documents” means the Plan prospectus for a particular Offering and any other communications from the Company to Participants explaining, amending or modifying the terms of an Offering.
(z)“Offering Periods” means a period beginning on such date as may be determined by the Administrator in its discretion and ending on such Exercise Date as may be determined by the Administrator in its discretion, in each case on a uniform and nondiscriminatory basis, during which a purchase right granted pursuant to the Plan may be exercised. The duration and timing of Offering Periods may be changed pursuant to Sections 4 and 20.
(aa)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).
(bb)    “Participant” means an Eligible Employee that participates in the Plan.
(cc)    “Purchase Period” means the period, as determined by the Administrator in its discretion on a uniform and nondiscriminatory basis, during an Offering Period that commences on the Offering Period’s Enrollment Date and ends on the next Exercise Date, except that if the Administrator determines that more than one Purchase Period should occur within an Offering Period, subsequent Purchase Periods within such Offering Period commence after one Exercise Date and end with the next Exercise Date at such time or times as the Administrator determines prior to the commencement of the Offering Period.
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(dd)    “Purchase Price” means, unless otherwise determined by the Administrator prior to the applicable Offering and set forth in the Offering Documents, an amount equal to 85% of the Fair Market Value on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may not be less than 85% of the Fair Market Value or as otherwise required for compliance with Code Section 423 (or any successor rule or provision or any other Applicable Law, regulation or stock exchange rule) or pursuant to Section 20.
(ee)    “Section 409A” or “Code Section 409A” means Code Section 409A and the applicable U.S. Treasury Regulations, and any applicable state law equivalent, as each may be promulgated, amended or modified from time to time.
(ff)    “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).
(gg)    “Tax Withholdings” means the Company’s or Employer’s tax, social insurance and social security liability or premium obligations in connection with the options granted under the Plan, including, without limitation, (i) all federal, state, and local income, employment and any other taxes (including the Participant’s U.S. Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or the Employer, (ii) the Participant’s and, to the extent required by the Company or the Employer, the fringe benefit tax liability of the Company, if any, associated with the grant of an option or purchase of shares of Common Stock under the Plan or sale of shares of Common Stock issued under the Plan, and (iii) any other taxes or social insurance or social security liabilities or premium the responsibility for which the Participant has, or has agreed to bear, with respect to such option, the shares of Common Stock subject to, or other amounts or property payable under, an option, or otherwise associated with or related to participation in the Plan and with respect to which the Company or the Employer has either agreed to withhold or has an obligation to withhold.
(hh)    “Trading Day” means a day on which the primary established stock exchange or national market system upon which the Common Stock is listed is open for trading.
(ii)    “U.S. Treasury Regulations” means the Treasury Regulations of the Code. Reference to a specific Treasury Regulation will include such Treasury Regulation, the section of the Code under which such regulation was promulgated, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.
3.Eligibility.
(a)Offering Periods. Subject to subsection 3(b) below, any individual who is an Eligible Employee (i) as of the first day of an Enrollment Window and (ii) through the Enrollment Date will be eligible to participate in the Plan with respect to the Offering Period that begins on that Enrollment Date, subject to the Eligible Employee timely enrolling in the Plan pursuant to Section 5 and not withdrawing pursuant to Section 10 below (or Participant’s participation is terminated as provided in Section 11 hereof).
(b)Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan to the extent that:
(i)immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Code Section 424(d)) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or
(ii)his or her rights to purchase stock under all employee stock purchase plans (as defined in Code Section 423) of the Company or any Parent or Subsidiary of the Company accrues at a rate, which exceeds $25,000 worth of stock (determined at the Fair Market Value of the stock at the time such option is
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granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Code Section 423 and the regulations thereunder.
4.Offering Periods. The Administrator will have the power to establish Offering Periods and change the duration of Offering Periods (including the commencement and termination dates thereof) provided such change is set forth in the Offering Documents prior to the Enrollment Date for all purchase rights to be granted on such Enrollment Date and no Offering Period may have a duration longer than 27 months.
5.Participation. An Eligible Employee may participate in an Offering under the Plan by submitting, prior to the end of the Enrollment Window for such Offering, a properly completed subscription agreement authorizing Contributions and such subscription agreement must be timely submitted in the form provided by the Administrator and may be an electronic format or any other method designated by the Administrator.
6.Contributions.
(a)At the time a Participant enrolls in the Plan pursuant to Section 5, he or she will elect to have Contributions (in the form of payroll deductions or otherwise, to the extent permitted by the Administrator) made on each pay day during the Offering Period that occurs after the first day of such Offering Period in an amount not to exceed 15% of the Compensation (or such other percentage or limit set by the Administrator in the applicable Offering Documents) that he or she receives on the pay day. Unless determined otherwise by the Administrator, should a pay day occur on an Exercise Date, a Participant will have any Contributions made on such day applied to his or her account under the then-current Purchase Period or Offering Period with respect to which that Exercise Date relates. The Administrator, in its sole discretion, may provide in the Offering Documents that all Participants in a specified Offering may contribute amounts to the Plan through payment by cash, check or other means communicated to Eligible Employees prior to each Exercise Date of each Purchase Period in the Offering.
(b)A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof (or Participant’s participation is terminated as provided in Section 11 hereof) or modified for the applicable successive Offering Period during the open enrollment period for such Offering Period.
(c)In the event Contributions are made in the form of payroll deductions, such payroll deductions for a Participant will commence on the first pay day following the Enrollment Date and will end on the last pay day on or prior to the last Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof (or Participant’s participation is terminated as provided in Section 11 hereof).
(d)All Contributions made for a Participant will be credited to his or her account under the Plan and Contributions will be made in whole percentages of his or her Compensation only. A Participant may not make any additional payments into such account.
(e)A Participant may discontinue his or her participation in the Plan as provided under Section 10. Changes in the rate of a Participant’s contributions may only be made as permitted by the Administrator, as determined in its sole discretion prior to the start of the applicable Offering Period and communicated to Eligible Employees.
(f)Notwithstanding the foregoing, to the extent necessary to comply with Code Section 423(b)(8) and Section 3(b), a Participant’s Contributions may be decreased to 0% at any time during a Purchase Period. Subject to Code Section 423(b)(8) and Section 3(b) hereof, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Purchase Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10 (or Participant’s participation is terminated as provided in Section 11).
(g)Notwithstanding any provisions to the contrary in the Plan, the Administrator may allow Participants to participate in the Plan via cash contributions instead of payroll deductions if (i) payroll deductions are not
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permitted or advisable under applicable local law, (ii) the Administrator determines that cash contributions are permissible under Code Section 423 for Participants.
(h)At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or at any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for Tax Withholdings. At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to satisfy applicable Tax Withholdings, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to the sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or use any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).
7.Grant of Option. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during each Purchase Period more than a fixed number shares of Common Stock (subject to any adjustment pursuant to Section 19) in an amount that the Administrator may establish from time to time, in its discretion and on a uniform and nondiscriminatory basis, for all options to be granted on any Enrollment Date, and provided further that such purchase will be subject to the limitations set forth in Sections 3(b) and 13 and in the subscription agreement. The Eligible Employee may accept the grant of such option, with respect to any Offering Period under the Plan, by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Purchase Period and/or Offering Period, as applicable. Exercise of the option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10 (or Participant’s participation is terminated as provided in Section 11). The option will expire on the last day of the Offering Period.
8.Exercise of Option.
(a)Unless a Participant withdraws from the Plan as provided in Section 10 (or Participant’s participation is terminated as provided in Section 11), his or her option for the purchase of shares of Common Stock will be exercised automatically on each Exercise Date, and the maximum number of full shares of Common Stock subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her account. No fractional shares of Common Stock will be purchased; any Contributions accumulated in a Participant’s account, which are not sufficient to purchase a full share will be retained in the Participant’s account for the subsequent Purchase Period or Offering Period, as applicable, subject to earlier withdrawal by the Participant as provided in Section 10 (or the earlier termination of Participant’s participation as provided in Section 11). Any other funds left over in a Participant’s account after the Exercise Date will be returned to the Participant. During a Participant’s lifetime, a Participant’s option to purchase shares of Common Stock hereunder is exercisable only by him or her.
(b)If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or (y) provide that the Company will make a pro rata allocation of the shares of Common Stock available for
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purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20. The Company may make a pro rata allocation of the shares of Common Stock available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares of Common Stock for issuance under the Plan by the Company’s shareholders subsequent to such Enrollment Date.
9.Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares of Common Stock be deposited directly with a broker designated by the Company or to a trustee or designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares of Common Stock be retained with such broker, trustee or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions or other dispositions of such shares. No Participant will have any voting, dividend, or other shareholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 9.
10.Withdrawal.
(a)A Participant may withdraw all but not less than all the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company’s stock administration office (or its designee) a written notice of withdrawal in the form determined by the Administrator for such purpose, or (ii) following an electronic or other withdrawal procedure determined by the Administrator. The Administrator may set forth a deadline of when a withdrawal must occur to be effective prior to a given Exercise Date in accordance with policies it may approve from time to time. All of the Participant’s Contributions credited to his or her account will be paid to such Participant as soon as administratively practicable after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares of Common Stock will be made for such Offering Period. If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5.
(b)A Participant’s withdrawal from an Offering Period will not have any effect on his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.
11.Termination of Employment. Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant’s option will be automatically terminated. Unless determined otherwise by the Administrator in a manner that is permitted by and compliant with Code Section 423, a Participant whose employment transfers between entities through a termination with an immediate rehire (with no break in service) by the Company or a Designated Company will not be treated as terminated under the Plan.
12.No Interest. No interest will accrue on the Contributions of a participant in the Plan, except as may be required by Applicable Law, as determined by the Company, and if so required by the laws of a particular jurisdiction, will, with respect to Offerings under the 423 Component, apply to all Participants in the relevant Offering, except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f).
BANNER CORPORATION 2025 PROXY STATEMENT A-8

Appendix 1

13.Stock.
(a)Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of Common Stock that will be made available for sale under the Plan will be 500,000 shares of Common Stock. The number of shares of Common Stock available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning for the Fiscal Year following the Fiscal Year in which the first Enrollment Date (if any) occurs equal to the least of (i) 25,000 shares of Common Stock, (ii) one percent (1%) of the outstanding shares of Common Stock on the last day of the immediately preceding Fiscal Year, or (iii) an amount determined by the Administrator.
(b)Until the shares of Common Stock are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will have only the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a shareholder will exist with respect to such shares.
(c)Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or, if so required under Applicable Laws, in the name of the Participant and his or her spouse.
(d)The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or by public tender offer.
14.Administration. The Plan will be administered by the Administrator appointed by the Committee; provided, however, the Administrator will consist of such officers or members of the Board as required by Applicable Laws. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to delegate ministerial duties to any of the Company’s employees, to designate separate Offerings under the Plan, to designate Subsidiaries and Affiliates of the Company as participating Plan, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary or advisable for the administration of the Plan and to hire such third-party consultants, recordkeepers, advisors or attorneys as the Administrator deems appropriate for the administration of the Plan. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, selection of any designated broker for the Plan, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements. Every finding, decision, and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties. Each finding, decision, and determination made by the Administrator will be administered, interpreted and construed as necessary so that all Eligible Employees have equal rights and privileges on a uniform and nondiscriminatory basis enabling the Plan to qualify as an “employee stock purchase plan” under Code Section 423.
15.Designation of Beneficiary.
(a)If permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, if permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.
(b)Such designation of beneficiary may be changed by the Participant at any time by delivering a new beneficiary designation in a form determined by the Administrator, which beneficiary designation form must be received by the Administrator prior to the date of death of the Participant. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s
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Appendix 1
death, the Company will deliver such shares and/or cash to the Participant’s surviving spouse or, if none, to the executor or administrator of the estate of the Participant.
(c)All beneficiary designations will be in such form and manner as the Administrator may designate from time to time.
16.Transferability. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.
17.Use of Funds. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions. Until shares of Common Stock are issued, Participants will have only the rights of an unsecured creditor with respect to such shares.
18.Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of Contributions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.
19.Adjustments, Dissolution, Liquidation, Merger, or Change in Control.
(a)Adjustments. If any extraordinary dividend or other extraordinary distribution (whether in cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of shares or other securities of the Company, other change in the corporate structure of the Company affecting the shares of Common Stock, or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any of its successors) affecting the shares of Common Stock occurs (including a Change in Control), the Administrator, to prevent diminution or enlargement of the benefits or potential benefits intended to be provided under the Plan, will adjust the number and class of shares of Common Stock that may be delivered under the Plan, the Purchase Price per share, the class and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Sections 7 and 13.
(b)Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof (or, prior to such New Exercise Date, Participant’s participation has terminated as provided in Section 11 hereof).
(c)Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period will end. The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the
BANNER CORPORATION 2025 PROXY STATEMENT A-10

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Participant has withdrawn from the Offering Period as provided in Section 10 hereof (or, prior to such New Exercise Date, Participant’s participation has terminated as provided in Section 11 hereof).
20.Amendment or Termination.
(a)The Administrator, in its sole discretion, may amend or suspend the Plan, or any part thereof, at any time and for any reason. However, shareholder approval will be required for any amendment of the Plan for which shareholder approval is required by Applicable Law and has not already been provided consistent therewith. The Board of Directors will have the sole authority to terminate the Plan. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under Applicable Laws, as further set forth in Section 12 hereof) as soon as administratively practicable.
(b)Without shareholder consent and without limiting Section 20(a), the Administrator will be entitled to change the Offering Periods and/or Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit Contributions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed Contribution elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.
(c)In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:
(i)amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;
(ii)altering the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;
(iii)shortening any Offering Period or Purchase Period by setting a New Exercise Date, including an Offering Period or Purchase Period underway at the time of the Administrator action;
(iv)reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and
(v)reducing the maximum number of shares of Common Stock a Participant may purchase during any Offering Period or Purchase Period.
Such modifications or amendments will not require shareholder approval or the consent of any Participants.
21.Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
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Appendix 1
22.Conditions Upon Issuance of Shares. Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the U.S. Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.
As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
23.Code Section 409A. The Plan is intended to be exempt from the application of Section 409A, and, to the extent not exempt, is intended to comply with Section 409A and any ambiguities herein will be interpreted to so be exempt from, or comply with, Section 409A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an option granted under the Plan may be subject to Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Section 409A, the Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Section 409A, but only to the extent any such amendments or action by the Administrator would not violate Section 409A. Notwithstanding the foregoing, the Company and any of its Parent, Subsidiaries or Affiliates shall have no obligation or liability to reimburse, indemnify, or hold harmless a Participant or any other party for any taxes or costs that may be imposed on or incurred by a Participant or any other person as a result of Section 409A, including but not limited to if the option to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Section 409A is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that the option to purchase Common Stock under the Plan is compliant with or exempt from Section 409A.
24.Term of Plan. The Plan will become effective upon the later to occur of (i) its adoption by the Board or (ii) the Effective Date. It will continue in effect for a term of 20 years, unless sooner terminated under Section 20.
25.Shareholder Approval. The Plan will be subject to approval by the shareholders of the Company within 12 months after the date the Plan is adopted by the Board. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws.
26.Governing Law. The Plan will be governed by, and construed in accordance with, the laws of the State of Washington (except its choice-of-law provisions).
27.No Right to Employment. Participation in the Plan by a Participant will not be construed as giving a Participant the right to be retained as an employee of the Company or a Subsidiary or Affiliate of the Company, as applicable. Further, the Company or a Subsidiary or Affiliate of the Company may dismiss a Participant from employment at any time, free from any liability or any claim under the Plan.
28.Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.
29.Compliance with Applicable Laws. The terms of this Plan are intended to comply with all Applicable Laws and will be construed accordingly.
BANNER CORPORATION 2025 PROXY STATEMENT A-12

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BANNER CORPORATION

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Your vote matters – here's how to vote!

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2025 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2, 1 YEAR on Proposal 3, and FOR Proposals 4 and 5.

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1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Ellen R.M. Boyer	☐	☐	☐	02 - Connie R. Collingsworth	☐	☐	☐	03 - Margot J. Copeland	☐	☐	☐
04 - Mark J. Grescovich	☐	☐	☐	05 - Roberto R. Herencia	☐	☐	☐	06 - David A. Klaue	☐	☐	☐
07 - John R. Layman	☐	☐	☐	08 - John Pedersen	☐	☐	☐	09 - Kevin F. Riordan	☐	☐	☐
10 - Terry S. Schwakopf	☐	☐	☐	11 - Paul J. Walsh	☐	☐	☐				

	1 YR	2 YRS	3 YRS	Abstain
3. Advisory approval on whether future advisory votes to approve executive compensation should be held every one, every two, or every three years.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

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044008

The 2025 Annual Meeting of Shareholders of Banner Corporation will be held on Thursday, May 22, 2025, 10:00 a.m., Pacific Time, virtually via the internet at https://meetnow.global/MKLZ2QL.

To participate in the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.bannerbank.com/proxymaterials.

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Banner Corporation — Revocable Proxy

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2025 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — May 22, 2025

The above-signed hereby appoints Roberto Herencia and Sherrey Luetjen, and each of them, with full powers of substitution to act as attorneys and proxies for the above-signed, to vote all shares of common stock of Banner Corporation ("Banner") which the above-signed is entitled to vote at the annual meeting of shareholders, to be held virtually on May 22, 2025, at 10:00 a.m., Pacific Time, and at any and all adjournments thereof, as indicated.

This proxy also provides voting instructions to the Trustees of the Banner Corporation 401(k) Plan for participants with shares allocated to their accounts.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted FOR the election of our director nominees, FOR Proposal 2, 1 YEAR on Proposal 3, and FOR Proposals 4 and 5. If any other business is presented at the annual meeting, this proxy will be voted by the proxies named above in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority to the proxies named above to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve, matters incident to the conduct of the annual meeting and such other business as may properly come before the meeting.

Should the above-signed be virtually present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of Banner at the annual meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The above-signed acknowledges receipt from Banner prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement dated on or about April 9, 2025 and the 2024 Annual Report to Shareholders.

(Items to be voted appear on reverse side)

C Non-Voting Items

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